As filed with the U.S. Securities and Exchange Commission on June 21, 2021

Registration No. 333-255687

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N‑14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  Pre-Effective Amendment No. 1       ☒
 Post-Effective Amendment No.          ☐
(Check appropriate box or boxes)

Guggenheim Strategic Opportunities Fund
(Exact Name of Registrant as Specified in Charter)
227 West Monroe Street, Chicago, Illinois 60606
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)
(312) 827-0100
(Area Code and Telephone Number)
Amy J. Lee
227 West Monroe Street
Chicago, Illinois 60606
(Name and Address of Agent for Service)

With copies to:
Julien Bourgeois Allison Fumai Dechert LLP 1900 K Street, NW Washington, D.C. 20006
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common shares of beneficial interest $0.01 par value			$620,938,240.00	$67,890.90

(1) Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

GUGGENHEIM ENHANCED EQUITY INCOME FUND
GUGGENHEIM CREDIT ALLOCATION FUND
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
[          ], 2021
Dear Shareholder:
You are cordially invited to attend a joint special meeting of shareholders (the “Special Meeting”) of Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Credit Allocation Fund (“GGM”) and Guggenheim Strategic Opportunities Fund (“GOF” and, together with GPM and GGM, the “Funds,” and each, a “Fund”), scheduled to be held on August 24, 2021, at 10:00 a.m. (Central time). The Special Meeting will held in a virtual meeting format only.
At the Special Meeting, shareholders of each Fund will be asked to separately consider and vote on the following proposals, which are described in the enclosed Combined Proxy Statement/Prospectus:
•	For shareholders of GPM: approval of an Agreement and Plan of Merger between GPM and GOF (the “GPM Merger Agreement”), which would effect the merger of GPM with and into GOF (a “Merger”).
•	For shareholders of GGM: approval of an Agreement and Plan of Merger between GGM and GOF (the “GGM Merger Agreement”), which would effect the merger of GGM with and into GOF (a “Merger”).
•
For shareholders of GOF: (i) approval of the GPM Merger Agreement, including issuance of additional common shares of beneficial interest of GOF; and (ii) approval of the GGM Merger Agreement, including issuance of additional common shares of beneficial interest of GOF.

The GPM Merger Agreement and the GGM Merger Agreement are referred to herein as the “Merger Agreements.” A Merger will be consummated if GPM’s or GGM’s shareholders approve the Merger Agreement applicable to their Fund and GOF’s shareholders also approve that Merger Agreement.
The Board of Trustees of each Fund believes each proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.
The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:
• By touch-tone telephone;
• By internet;
• By returning the enclosed proxy card in the postage-paid envelope; or
• By participating in and voting at the Special Meeting on the internet by virtual means.
If you do not vote using one of these methods described above, you may be contacted by AST Fund Solutions, our proxy solicitor, to vote your shares over the telephone.  As always, we appreciate your support.
Sincerely,

Brian E. Binder
Chief Executive Officer and President of each Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

GUGGENHEIM ENHANCED EQUITY INCOME FUND
GUGGENHEIM CREDIT ALLOCATION FUND
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 24, 2021

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Credit Allocation Fund (“GGM”) and Guggenheim Strategic Opportunities Fund (“GOF” or the “Acquiring Fund” and, together with GPM and GGM, the “Funds,” and each, a “Fund”) is scheduled to be held on August 24, 2021, at 10:00 a.m. (Central time) where shareholders will be asked to consider and vote on the following proposals:
1.	The Mergers of the Target Funds with the Acquiring Fund and the Issuance of the Acquiring Fund’s Common Shares
Shareholders of GPM:
Proposal 1(A): Approval of an Agreement and Plan of Merger between GPM and the Acquiring Fund (the “GPM Merger Agreement”), which would effect the merger of GPM with and into the Acquiring Fund (a “Merger”).
Shareholders of GGM:
Proposal 1(B): Approval of an Agreement and Plan of Merger between GGM and the Acquiring Fund (the “GGM Merger Agreement”), which would effect the merger of GGM with and into the Acquiring Fund (a “Merger”).
Shareholders of GOF:
Proposal 1(C): Approval of the GPM Merger Agreement, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.
Proposal 1(D): Approval of the GGM Merger Agreement, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.
The Special Meeting will held in a virtual meeting format only. Shareholders of record as of the close of business on May 24, 2021, are entitled to notice of and to vote at the Special Meeting or any adjournment, postponement or delay thereof.
YOU MAY VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.
THE BOARD OF GPM UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-	“FOR” THE MERGER OF GPM WITH AND INTO GOF PURSUANT TO THE GPM MERGER AGREEMENT AS DESCRIBED IN THE COMBINED PROXY STATEMENT/PROSPECTUS.
i

THE BOARD OF GGM UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-	“FOR” THE MERGER OF GGM WITH AND INTO GOF PURSUANT TO THE GGM MERGER AGREEMENT AS DESCRIBED IN THE COMBINED PROXY STATEMENT/PROSPECTUS.
THE BOARD OF GOF UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:
-
“FOR” THE MERGER OF EACH TARGET FUND WITH AND INTO GOF PURSUANT TO EACH MERGER AGREEMENT BETWEEN THE ACQUIRING FUND AND THE TARGET FUND, INCLUDING THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Trustees of the Funds

Brian E. Binder
Chief Executive Officer and President of each Fund
[ ], 2021

YOUR VOTE IS IMPORTANT.
PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 24, 2021.
THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
https://vote.proxyonline.com/guggenheim/docs/2021.pdf

QUESTIONS & ANSWERS
Although we urge you to read the entire Combined Proxy Statement/Prospectus, for your convenience we have provided a brief overview of certain questions concerning the proposals to be voted on at the Special Meeting.
Q:	Why is a shareholder meeting being held?

A:	At the Special Meeting, shareholders of each Fund will be asked to separately consider and vote on the following proposals, which are described in the enclosed Combined Proxy Statement/Prospectus:
For shareholders of GPM (a “Target Fund”): approval of an Agreement and Plan of Merger between GPM and GOF (the “GPM Merger Agreement”), which would effect the merger of GPM with and into GOF (a “Merger”).
For shareholders of GGM (a “Target Fund”): approval of an Agreement and Plan of Merger between GGM and GOF (the “GGM Merger Agreement”), which would effect the merger of GGM with and into GOF (a “Merger”).
For shareholders of GOF (the “Acquiring Fund”): (i) approval of the GPM Merger Agreement, including issuance of additional common shares of beneficial interest of GOF; and (ii) approval of the GGM Merger Agreement, including issuance of additional common shares of beneficial interest of GOF.
The GPM Merger Agreement and the GGM Merger Agreement are referred to herein as the “Merger Agreements.” The term “Combined Fund” as used herein refers to GOF as the surviving Fund after a Merger or the Mergers.
A Merger will be consummated if a Target Fund’s shareholders approve the Merger Agreement with respect to that Target Fund and the Acquiring Fund’s shareholders approve the Merger Agreement with respect to that Target Fund. Neither Merger is contingent on the approval of the other Merger. If a Merger is not consummated, then the Target Fund for which such Merger was not consummated would continue to exist and operate on a standalone basis.
Q:	Why are the Mergers being recommended?

A:	It is anticipated that the Mergers would benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:

•
Enhanced investment opportunities. Guggenheim Funds Investment Advisers, LLC (“GFIA”), each Fund’s investment adviser, and Guggenheim Partners Investment Management, LLC (“GPIM”), each Fund’s sub-adviser (GFIA and GPIM together comprising the “Adviser”), believe that, in the current, unpredictable, changing economic and market environments, the expanded flexibility offered by GOF’s investment strategies as compared to those of GPM and GGM and the potential to adjust GOF’s portfolio to optimize asset allocations in response to investment views would benefit existing shareholders of GPM and GGM.  The Adviser also believes that such flexibility would be beneficial in other economic and market environments that may arise and that GOF could benefit from the additional assets of GPM and GGM to further diversify its investments and seek to mitigate risk. While GPM invests primarily in equity instruments and GGM invests primarily in fixed-income instruments, GOF has a less “constrained” strategy and has the ability to invest in a wide range of both debt (without limitation) and equity securities (up to 50% of its total assets).

•
Better performance potential and risk/return profile. Compared to GPM and GGM, GOF has the strongest long-term historical performance since the inception of each Fund and the strongest ratings by market research firms.

GOF has provided better historical performance than GPM and GGM over the 5-year and 10-year periods (each as of March 31, 2021) and since inception periods. GOF has also provided a better risk/return profile and carries higher ratings by market research firms. Since its inception (July 26, 2007), GOF has provided average annual returns of approximately 11% and over that period, has significantly outperformed relevant equity and fixed income indices, including the S&P 500 Index (average annual yearly returns of approximately 9.5%) and the Bloomberg Barclays US Aggregate Bond Index (average annual yearly returns of approximately 4.6%).
GOF is also more highly regarded within its peer group than GPM and GGM by industry research groups. For example, as of February 12, 2021, GOF was rated five-stars by Morningstar, while GPM and GGM were rated three and four stars, respectively.
The Combined Fund may thus offer GPM and GGM shareholders better performance potential with lower risk. The infusion of assets into GOF would provide GOF with additional capital and scale to pursue its investment objective over a variety of future investing environments.
Past performance is not necessarily an indication of how a Fund will perform in the future and there can be no assurance that the Combined Fund’s performance will exceed that of the Funds.

•
Reduced expenses for certain shareholders. For purposes of comparing each Fund’s expenses, we have assumed that each Fund would have the same leverage of 33.3%, which is the amount of leverage that the Combined Fund estimates using the year following the Merger(s), although this is subject to change. A Fund that utilizes greater leverage will incur more interest expense and will pay a greater advisory fee (as a percentage of net assets) because each Fund’s advisory fee is calculated based on Managed Assets (as defined below). Assuming 33.3% leverage for each Fund, as a result of the Mergers, it is anticipated that shareholders of GGM and GOF could benefit from lower total expenses, excluding interest expense and acquired fund fees and expenses, as shareholders of the Combined Fund. Although shareholders of GPM would be expected to experience higher total expenses as shareholders of the Combined Fund, the Adviser believes the increase in total expenses for the GPM shareholders would be more than offset by the enhanced performance potential, greater investment flexibility and other anticipated benefits of the Merger. The Adviser currently anticipates utilizing approximately 33% leverage for the Combined Fund post-Merger and maintaining GOF’s current leverage strategy (i.e., utilizing a combination of a credit facility and reverse repurchase agreements). Without assuming leverage of 33.3% for each Fund and excluding interest expense and acquired fund fees and expenses, the Total Expense Ratio of the Combined Fund would be lower than the current Total Expense Ratio of GGM, as of March 31, 2021, but the Total Expense Ratio of the Combined Fund would be higher than the current Total Expense Ratio of GPM and GOF, as of March 31, 2021. There is no guarantee that the anticipated savings or other benefits in connection with the Mergers will be realized. See “How will the Mergers affect the fees and expenses of the Funds?” for additional information.

•
Improved liquidity. The Combined Fund will have a larger number of outstanding shares than any Fund individually. It is anticipated that average daily trading volume would increase for shareholders of each Fund, both in terms of shares and dollars. In addition, as a result of the Mergers, it is anticipated that the Combined Fund’s net and total assets would exceed $1.4 billion (based on the Funds’ total assets as of March 31, 2021), which could generate additional interest from analysts and broader investing community. As a result, the Adviser believes that Combined Fund could offer shareholders of each Fund reduced share price volatility and improved shareholder liquidity. The Adviser noted that the Mergers could also result in reduced transaction costs through tighter bid/ask spreads and improved trade execution for shareholders for each Fund. The Adviser also believes that shareholders of each Fund could benefit from greater visibility of the Combined Fund from the investing community, resulting in more liquidity and secondary market support.

•
Shareholder value preservation. Since inception, common shares of GOF have historically traded generally at a premium whereas the common shares of GPM have historically traded generally at a discount and the common shares of GGM have historically traded roughly equally at a premium and discount. Consistent with the Funds’ historical trading spreads, GOF has recently traded at a higher premium than GPM and GGM (as of March 31, 2021, GPM traded at a discount of -11.64%, GGM traded at a premium of 11.70%, and GOF traded at a premium of 24.13%). The Adviser believes that shareholders of GGM and GPM may benefit from market value preservation, including discount mitigation. The Adviser also noted that, for GPM, such discount mitigation could protect against potentially harmful shareholder activism.

There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below net asset value (“NAV”). To the extent each Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders may be negatively impacted if one or both Mergers are consummated. In addition, to the extent the Acquiring Fund is trading at a narrower discount (or a wider premium) than a Target Fund at the time of the Mergers, the Acquiring Fund’s shareholders may be negatively impacted if the Merger of such Target Fund is consummated. In addition, to the extent the Acquiring Fund is trading at a narrower discount (or a wider premium) than a Target Fund at the time of the Mergers, the Acquiring Fund’s shareholders may be negatively impacted if the Merger of such Target Fund is consummated.
To the extent that the Merger of one Target Fund is not completed but the Merger of the other Target Fund is completed, any benefits (including expense savings) expected to be realized by the Combined Fund, may be reduced or may not be realized.
Q.	How do the investment objectives of the Funds compare?
A.	The investment objectives of the Funds are similar.

Fund	Investment Objective
GPM (Target Fund)	The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

GGM (Target Fund)	The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

GOF (Acquiring Fund)	The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Q.	How do the investment policies of the Funds compare?
A.
Each Fund has different investment policies, with GOF generally having more flexible policies compared to GPM and GGM. While GPM invests primarily in equity instruments and GGM invests primarily in fixed-income instruments, GOF has a less “constrained” strategy and has the ability to invest in a wide range of both debt (without limitation) and equity securities (up to 50% of its total assets).

GPM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve GPM’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”).
GGM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans.
GOF may invest up to 50% of its total assets in common equity securities, and the Fund may invest in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to common equity securities. In addition, GOF may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”). As part of its Common Equity Securities strategy, GOF intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities.  GOF’s fixed-income related strategies allow significant flexibility for investing in fixed-income securities and there is no limit on the amount of GOF’s total assets that may be comprised of fixed-income securities.
GPM’s primary investment objective is to seek to provide a high level of current income and gains with a secondary objective of long-term capital appreciation, while GGM and GOF have a primary investment objective to seek and maximize, respectively, total return through a combination of current income and capital appreciation.
Upon closing of the Mergers, the Combined Fund would continue to be subject to GOF’s current investment policies and restrictions, pursuant to which GOF seeks to combine a credit-managed fixed-income portfolio

v

with access to a diversified pool of alternative investments and equity strategies. The Combined Fund would also continue to pursue GOF’s current investment objective.
See “Comparison of the Funds” in the Combined Proxy Statement/Prospectus for an additional comparison of the Funds’ significant investment strategies and operating policies.
Q.	How does the management of the Funds compare?
A.
Each Fund is overseen by a Board of Trustees (“Board”) comprised of the same members, and by the same officers. The investment adviser of each Fund is GFIA. GPIM serves as sub-adviser for each Fund. GFIA and GPIM are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GFIA would continue to serve as investment adviser to the Combined Fund and GPIM would continue to serve as investment sub-adviser to the Combined Fund.
The portfolio managers of the Combined Fund are expected to consist of the portfolio managers who currently serve as portfolio managers of GOF—B. Scott Minerd, Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager of GPIM; Anne B. Walsh, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of GPIM; Steven H. Brown, Senior Managing Director and Portfolio Manager of GPIM, and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM—and one portfolio manager who currently serves as a portfolio manager of GPM—Perry Hollowell, Director and Portfolio Manager of GPIM.
Q:	How will the Mergers affect the fees and expenses of the Funds?
A:
Assuming that the Mergers of both GPM and GGM into GOF are approved by shareholders, the Total Expense Ratio of the Combined Fund would be lower than the current Total Expense Ratio of GGM, as of March 31, 2021, but the Total Expense Ratio of the Combined Fund would be higher than the current Total Expense Ratios of GPM and GOF, as of March 31, 2021. The Total Expense Ratio of each Fund and the Combined Fund (showing all three possible Merger scenarios) is shown below. The term “Total Expense Ratio” refers to a Fund’s total annual operating expenses including interest expenses and Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses reflect fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or more other investment companies or other pooled investment vehicles, which under applicable United States Securities and Exchange Commission (“SEC”) rules must be reflected in the Fund’s Total Expense Ratio.

The Total Expense Ratio figures shown for each Fund are shown using the average net assets attributable to common shares and the average amount of leverage over the year ended March 31, 2021.  The Total Expense Ratio figures shown for each of the pro forma Combined Fund scenarios are calculated using the average net assets attributable to common shares and the average amount of leverage for each Fund as of the year ended March 31, 2021. The level of expense savings (if any) will vary depending on the Funds involved in the Merger(s) and the amount of leverage utilized (as discussed below), and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.
Total Expense Ratios

Current Expense Ratio of GPM	Current Expense Ratio of GGM	Current Expense Ratio of GOF	Pro Forma Combined Fund (Only GPM into GOF)	Pro Forma Combined Fund (Only GGM into GOF)	Pro Forma Combined Fund (Both Target Funds into GOF)
1.89%	2.19%	1.85%	1.93%	1.89%	1.93%
Leverage
A Fund that utilizes greater leverage will incur more interest expense and will pay a greater management fee, as a percentage of net assets attributable to common shares, because the management fee is calculated as a percentage of Managed Assets. “Managed Assets” refers to the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).
GPM, GGM and GOF utilized average leverage of 31.2%, 27.7% and 23.3% on Managed Assets for the year ended March 31, 2021. This is the amount of leverage used to calculate the Total Expense Ratios shown above. However, as of March 31, 2021, GOF utilized 31.5% leverage on Managed Assets and currently anticipates utilizing leverage for investment purposes in a similar amount. Assuming 33.3% leverage for each Fund, as a result of the Mergers, the Adviser currently anticipates that shareholders of GGM and GOF could benefit from lower total expenses, excluding interest expense and acquired fund fees and expenses, as shareholders of the Combined Fund as compared to the total expenses, excluding interest expense and acquired fund fees and expenses, of GGM and GOF, respectively. While shareholders of GPM would be expected to experience higher total expenses as shareholders of the Combined Fund as compared to the total expenses of GPM, the Adviser believes the increase in total expenses for the GPM shareholders could be more than offset by the enhanced performance potential, greater investment flexibility and other anticipated benefits of the Merger. There is no guarantee that the anticipated savings in connection with one or both Mergers will be realized. In addition, the amount of leverage utilized by a Fund may change from time to time.

Q:	How do the advisory fee rates of the Funds compare?

A:
The current investment advisory fee rate payable to GFIA for each Fund is as follows: 0.80% of Managed Assets for GPM and 1.00% of Managed Assets for each of GGM and GOF. For each Fund, common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

The effective advisory fee rates for each Fund as a percentage of net assets attributable to Common Shares for the year ended March 31, 2021, were as follows: GOF - 1.30%; GGM - 1.38%; GPM - 1.16%.
Q:	What happens if shareholders of one Target Fund do not approve its Merger but shareholders of the other Target Fund approve its Merger?

A:
Shareholders of one Target Fund not approving its Merger will not affect the implementation of the Merger of the other Target Fund if the other Merger is approved by the shareholders of each of the Acquiring Fund and the other Target Fund.

If the Merger of a Target Fund is not approved, that Target Fund would continue to operate as a separate fund. In such event, the Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.
Q:	What happens if shareholders of the Acquiring Fund do not approve the Merger of one Target Fund but approve the Merger of the other Target Fund?

A:
An unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target Fund.

If the Merger of a Target Fund is not approved, that Target Fund would continue to operate as a separate fund. In such event, the Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.

Q:	How would the Mergers be effected?

A:
Shareholders of the Target Funds: Pursuant to the terms of the Merger Agreements, you would become shareholders of the Acquiring Fund. You would receive newly issued common shares of the Acquiring Fund, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Merger (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You would remain shareholders of the Acquiring Fund, which would have additional common shares outstanding after the Merger(s).

Q:	Have common shares of the Funds historically traded at a premium or discount?

A:
In the Mergers, shareholders of each Target Fund would receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.

Since each Fund’s inception, the common shares of GPM have historically traded generally at a discount, the common shares of GGM have historically traded roughly equally at a premium and discount, and the common shares of GOF have historically traded generally at a premium. The following table shows the amount of discount/premium at which each Fund traded, as of March 31, 2021:
Fund	Discount/Premium to NAV
GPM (Target Fund)	-11.64%
GGM (Target Fund)	11.70%
GOF (Acquiring Fund)	24.13%

There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. To the extent a Target Fund is trading at a wider discount (or a narrower premium) than GOF at the time of its Merger, such Target Fund shareholders would have the potential for an economic benefit by the narrowing of the discount (or widening of the premium). To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, such Target Fund shareholders may be negatively impacted if the Merger is consummated. In addition, to the extent the Acquiring Fund is trading at a narrower discount (or a wider premium) than a Target Fund at the time of the Mergers, the Acquiring Fund’s shareholders may be negatively impacted if the Merger of such Target Fund is consummated. Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount (or premium) improves, which may not occur. There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV.

Q:	Would the Mergers impact Fund distributions to shareholders?

A:
No. GPM currently pays a quarterly distribution of $0.12 per common share while GGM and GOF currently pay a monthly distribution of $0.1813 per common share and $0.1821 per common share, respectively. It is anticipated that the Combined Fund will continue to pay monthly distributions at GOF’s current monthly rate of $0.1821 per common share. In addition, GPM has in place a managed distribution policy under which GPM pays a quarterly distribution in a fixed amount until such amount is modified by the Board of GPM. The Adviser does not anticipate adopting a managed distribution policy for the Combined Fund as part of the Mergers.

The distribution level of each Fund is subject to change based upon a number of factors, including the current and projected level of the Fund’s net investment income, and may fluctuate over time; thus, subject to a number of other factors, including the Fund’s distribution policy, a higher net investment income level may potentially have a positive impact on such Fund’s distribution level over time. The Combined Fund’s net investment income level and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than the net investment income level and distribution rate on NAV of GPM or GGM prior to the Mergers. A Fund’s net investment income depends on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. There can be no assurance that the future net investment income level of a Fund, including the Combined Fund after the Mergers, will remain constant.
The Combined Fund intends to make its first distribution to shareholders, if and when declared by the Board, in the period immediately following the Mergers so there is no gap in distribution payments.

Q:	Would I have to pay any sales load or commission in connection with the Mergers?

A:	No. You would pay no sales loads or commissions in connection with the Mergers.

Q:	Would there be any significant portfolio turnover in connection with the Mergers?

A:
Under current market conditions and based on current portfolio models, it is anticipated that the majority of GGM’s and GPM’s portfolio holdings will be retained by the Combined Fund, though this could change based on market conditions.

Q:	Who would bear the expenses of the Mergers?

A:
Regardless of whether the Mergers are completed, the costs associated with the Special Meeting and Mergers would be borne by the Adviser. To the extent there are transaction costs associated with portfolio repositioning prior to the Mergers, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Mergers, such costs will be borne by the Combined Fund. The Funds currently anticipate that transaction costs associated with portfolio repositioning transactions will be de minimis and the potential impact of any portfolio repositioning will be insignificant, although such estimates are subject to change based upon market conditions and other factors.

Q:	Would I have to pay any U.S. federal taxes as a result of the Mergers?

A:
Each of the Mergers is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Merger so qualifies, in general, shareholders of a Target Fund would recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Merger.

On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, recognized up to and including the Closing Date, and all of its net capital gains, if any, recognized up to and including the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. See “Proposal 1: The Mergers of the Target Funds with the Acquiring Fund—U.S. Federal Income Tax Consequences of the Mergers” in the enclosed Combined Proxy Statement/Prospectus for additional information.
Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal (or each proposal) applicable to your Fund.

Q:	How do I vote my proxy?

A:
You may cast your vote by mail, phone, internet or by participating in and voting at the Special Meeting on the internet by virtual means. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Combined Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

All common shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation (i.e., “FOR” each proposal). If any other business is brought before the Special Meeting, your common shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the internet) a duly executed proxy bearing a later date or by participating in and voting at the Special Meeting on the internet by virtual means.

Q:	What vote is required to approve the Mergers?

A:
Shareholder approval for each proposal requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call AST Fund Solutions, the Funds’ proxy solicitor, at 888-567-1626.

Q:	How do I attend the Special Meeting?

A:
The Special Meeting will held in a virtual meeting format only. If possible, please vote your proxy prior to the Special Meeting so that a quorum will be present to hold the Meeting.  To participate in the Special Meeting, shareholders must register in advance.  If you wish to attend the Special Meeting, please send an email to attendameeting@astfinancial.com.  Please put “Guggenheim Funds” in the subject line.   This request must be received before 1 p.m. Central time on August 23, 2021.  A registration link will be sent back to you.  Only shareholders of record at the close of business on May 24, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of each Fund.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.
We note that obtaining a legal proxy may take several days and must be received by the scheduled time for commencement of the Special Meeting. After shareholders have submitted their registration information, they will receive an email from AST Fund Solutions that confirms that their registration request has been received and is under review. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to participate in the Special Meeting and (ii) an email with a password to enter at the event link in order to access the Special Meeting. All shareholders are encouraged to submit their proxy voting instructions prior to the Special Meeting. Only shareholders of the Fund present or represented by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

x

THE INFORMATION IN THIS COMBINED PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS COMBINED PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
COMBINED PROXY STATEMENT/PROSPECTUS
GUGGENHEIM ENHANCED EQUITY INCOME FUND
GUGGENHEIM CREDIT ALLOCATION FUND
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
227 West Monroe Street
Chicago, Illinois 60606
(312) 827-0100
JOINT SPECIAL MEETING OF SHAREHOLDERS
This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of (i) Guggenheim Enhanced Equity Income Fund (“GPM”), (ii) Guggenheim Credit Allocation Fund (“GGM” and, together with GPM, the “Target Funds”) and/or (iii) Guggenheim Strategic Opportunities Fund (“GOF” or the “Acquiring Fund” and, collectively with the Target Funds, the “Funds” and each, a “Fund”). A joint special meeting of shareholders of GPM, GGM and GOF (the “Special Meeting”) is scheduled to be held on August 24, 2021, at 10:00 a.m. (Central time) to consider and vote on the proposals listed below and discussed in greater detail elsewhere in this Combined Proxy Statement/Prospectus. The Special Meeting will held in a virtual meeting format only.
The Board of Trustees of each of GPM, GGM and GOF (each, a “Board”), including the trustees (the “Trustees”), who are not “interested persons” of each Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), recommends that you vote your common shares of beneficial interests (“common shares”) “FOR” the proposal(s) applicable to your Fund. You may do so by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Combined Proxy Statement/Prospectus and accompanying form of proxy is [       ], 2021.
You are being asked to consider and vote on the following proposals:
1. The Mergers of the Target Funds with the Acquiring Fund, as defined below, and the Issuance of the Acquiring Fund’s Common Shares
Shareholders of GPM:
Proposal 1(A): Approval of an Agreement and Plan of Merger between GPM and the Acquiring Fund (the “GPM Merger Agreement”), which would effect the merger of GPM with and into the Acquiring Fund.
Shareholders of GGM:
Proposal 1(B): Approval of an Agreement and Plan of Merger between GGM and the Acquiring Fund (the “GGM Merger Agreement”), which would effect the merger of GGM with and into the Acquiring Fund.
Shareholders of GOF:
Proposal 1(C): Approval of the GPM Merger Agreement, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.
Proposal 1(D): Approval of the GGM Merger Agreement, including the issuance of additional common shares of beneficial interest of the Acquiring Fund.

i

Shareholders of record as of the close of business on May 24, 2021, are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.
The GPM Merger Agreement and the GGM Merger Agreement are referred to herein as the “Merger Agreements.” Each Merger Agreement that Target Fund shareholders and GOF shareholders are being asked to consider involves transactions that are referred to in this Combined Proxy Statement/Prospectus as a “Merger.” The Fund surviving any or all Mergers is referred to herein as the “Combined Fund.”
GPM, GGM and GOF are each diversified registered investment companies and statutory trusts organized under the laws of the State of Delaware and registered under the 1940 Act.
This Combined Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposal(s) for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated [     ], 2021 relating to this Combined Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by Guggenheim Partners, LLC (“Guggenheim”) at www.guggenheiminvestments.com. The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in the annual reports for GOF and GGM, each dated May 31, 2020, have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus.  The audited financial statements and related independent registered public accounting firm’s report and the financial highlights contained in the annual report for GPM, dated December 31, 2020, have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement/Prospectus.  In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to Guggenheim by calling (312) 827-0100 or by writing to the respective Fund at 227 West Monroe Street, Chicago, Illinois 60606. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 227 West Monroe Street, Chicago, Illinois 60606, and the telephone number is (312) 827-0100.
The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.
Guggenheim updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.guggenheiminvestments.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.
The common shares of Guggenheim Enhanced Equity Income Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “GPM.” The common shares of Guggenheim Credit Allocation Fund are listed on the NYSE under the ticker symbol “GGM.” The common shares of Guggenheim Strategic Opportunities Fund are listed on the NYSE under the ticker symbol “GOF.” Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
This Combined Proxy Statement/Prospectus serves as a proxy statement for each Fund and a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Mergers. No person has

ii

been authorized to give any information or make any representation not contained in this Combined Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
 This Prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe the Funds plans, strategies, and goals and the Funds beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this Prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.
If possible, please vote your proxy prior to the Special Meeting so that a quorum will be present to hold the Meeting.  To participate in the Special Meeting, shareholders must register in advance.  If you wish to attend the special meeting, please send an email to attendameeting@astfinancial.com.  Please put “Guggenheim Funds” in the subject line. This request must be received before 1 p.m. Central time on August 23, 2021. A registration link will be sent back to you.
Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number.
We note that obtaining a legal proxy may take several days and must be received by the scheduled time for commencement of the Special Meeting. After shareholders have submitted their registration information, they will receive an email from AST Fund Solutions that confirms that their registration request has been received and is under review. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to participate in the Special Meeting and (ii) an email with a password to enter at the event link in order to access the Special Meeting. All shareholders are encouraged to submit their proxy voting instructions prior to the Special Meeting. Only shareholders of the Fund present or represented by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Combined Proxy Statement/Prospectus is [ ], 2021.

iii

TABLE OF CONTENTS
PROPOSAL 1: THE MERGERS OF THE TARGET FUNDS WITH AND INTO THE ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES	1
SUMMARY	1
The Proposed Mergers	1
Background and Reasons for the Proposed Mergers	1
Comparison of the Funds	2
Comparison of Fund Management	3
Comparison of Risks	4
Comparison of Expenses	44
Comparison of Performance	46
Expenses of the Merger	47
Summary of U.S. Federal Income Tax Consequences	47
Further Information Regarding the Mergers	47
INVESTMENT OBJECTIVES AND POLICIES	48
Summary of Significant Differences in the Funds’ Investment Objectives and Policies	48
Investment Restrictions	55
USE OF LEVERAGE	57
RISK FACTORS	59
Risks Related to the Mergers	59
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS	60
General	60
Terms of the Merger	61
Board Considerations and Reasons for the Mergers	62
U.S. Federal Income Tax Consequences of the Mergers	65
Management of the Funds	67
Capitalization	69
Portfolio Turnover	70
Additional Information About the Common Shares of the Fund	70
Distributions	72
Dividend Reinvestment Plan	73
Certain Provisions of the Governing Documents	74
Voting Rights	74
Appraisal Rights	75
Shareholder Information	75
VOTING INFORMATION	75
General	75
Record Date	75
Quorum	75
Voting Requirements	76
Proxies	76
OTHER MATTERS	77
Shareholder Proposals	77
Solicitation of Proxies	77
Legal Matters	77
Other Matters with Respect to the Special Meeting	77
Privacy Principles of the Funds	77
Other Information	78
EXHIBIT A FINANCIAL HIGHLIGHTS	A-1
EXHIBIT B FORM OF AGREEMENT AND PLAN OF MERGER	B-1
STATEMENT OF ADDITIONAL INFORMATION	S-1

iv

PROPOSAL 1: THE MERGERS OF THE TARGET FUNDS WITH AND INTO THE ACQUIRING FUND AND THE ISSUANCE OF THE ACQUIRING FUND’S COMMON SHARES
SUMMARY
The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Combined Proxy Statement/Prospectus and in the related Statement of Additional Information. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.
The Proposed Mergers
The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Merger and GOF’s shareholders approve the Mergers, pursuant to the terms of the applicable Merger Agreement, each Target Fund will merge directly with and into the Acquiring Fund and in connection with such Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE.
In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. In the Mergers, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative net asset value (“NAV”), not the market value (the price at which a shareholder may sell their shares), of each respective Fund’s common shares. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger (although Target Fund shareholders may receive cash for their fractional common shares). In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.
Background and Reasons for the Proposed Mergers
The Mergers are expected to benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for enhanced investment opportunities, better performance potential and risk/return profile, reduced expenses for GGM and GOF shareholders (assuming 33.3% leverage for each Fund and excluding interest expense and acquired fund fees and expenses), improved liquidity and shareholder value preservation, as described further under “Board Considerations and Reasons for the Mergers” below.  While GPM invests primarily in equity instruments and GGM invests primarily in fixed-income instruments, GOF has a less “constrained” strategy and has the ability to invest in a wide range of both debt (without limitation) and equity securities (up to 50% of its total assets). The Adviser believes that a key benefit of the Mergers for GPM and GGM shareholders in the current, unpredictable, changing economic and market environments, would be the expanded flexibility offered by GOF’s investment strategies compared to those of GPM and GGM and the potential to adjust GOF’s portfolio to optimize asset allocations in response to the Adviser’s investment views.
Assuming 33.3% leverage for each Fund, as a result of the Mergers, it is anticipated that shareholders of GGM and GOF could benefit from lower total expenses, excluding interest expense and acquired fund fees and expenses, as shareholders of the Combined Fund. Although shareholders of GPM would be expected to experience higher total expenses as shareholders of the Combined Fund, the Adviser believes the increase in total expenses for the GPM shareholders would be more than offset by the enhanced performance potential, greater investment flexibility, and other anticipated benefits of the Merger. The Adviser currently anticipates utilizing approximately 33% leverage for the Combined Fund post-Merger and maintaining GOF’s current leverage strategy (i.e. utilizing a combination of a credit facility and reverse repurchase agreements). Without assuming leverage of 33.3% for each Fund and excluding interest expense and acquired fund fees and expenses, the Total Expense Ratio of the Combined Fund would be lower than the current Total Expense Ratio of GGM, as of March 31, 2021, but the Total Expense Ratio of the Combined Fund would be higher than the current Total Expense Ratio of GPM and GOF, as of March 31, 2021. There is no guarantee that the anticipated savings or other benefits in connection with the Mergers will be realized.
Each Target Fund would merge directly with and into the Acquiring Fund, which would continue to exist after the merger as the Combined Fund. The Board of each Target Fund, based upon its evaluation of all information deemed relevant, anticipates that the Merger would benefit shareholders of its Target Fund. In addition, the Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that the Mergers would benefit shareholders of the Acquiring Fund.
The Board of each Fund considered its respective Merger(s) at meetings of the Board of each Fund held on February 17-18, 2021 and April 12, 2021 (reconvened April 20, 2021). The Adviser provided the Board with information regarding the proposed Mergers, including the rationale therefor and alternatives to the Mergers considered. After careful consideration, the Board of each Fund, including the Independent Trustees, determined that each Merger is in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted as a result of the Merger.

The Board of each Fund approved its respective Merger(s) and the Board of each Fund recommends that shareholders of such Fund approve the proposals related to its respective Merger(s).
For additional information regarding the factors considered by the Board, see “Additional Information about the Funds and the Mergers—Board Considerations and Reasons for the Mergers.”
Comparison of the Funds
General. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.
Organization
Fund		Organization Date	State of Organization		Entity Type
GPM (Target Fund)		October 4, 2016(1)	Delaware		statutory trust
GGM (Target Fund)		June 7, 2012	Delaware		statutory trust
GOF (Acquiring Fund)		November 13, 2006	Delaware		statutory trust
Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(2)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
GPM	Unlimited	48,342,587	$0.01	None	None	NYSE
GGM	Unlimited	10,185,507	$0.01	None	None	NYSE
GOF	Unlimited	49,509,366	$0.01	None	None	NYSE

____________________
(1)	GPM was previously organized on September 8, 2011 as a Massachusetts business trust.

(2)	As of March 31, 2021
Investment Objectives.
Fund	Investment Objective
GPM (Target Fund)	The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.
GGM (Target Fund)	The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.
GOF (Acquiring Fund)	The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Investment Policies. GPM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPM seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM (the “portable alpha model”).
GGM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans.
GOF’s strategies allow significant flexibility for investing in fixed-income securities and up to 50% of its total assets may be comprised of common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy GOF currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities and, to a lesser extent, on indices of securities and sectors of securities.

Upon closing of the Mergers, the Combined Fund would continue to be subject to GOF’s current investment policies and restrictions, pursuant to which GOF seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
Leverage. Each Fund may leverage through borrowings, the use of reverse repurchase agreements, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money, use repurchase agreements and issue debt securities in amounts up to 33⅓%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Currently, each Fund employs financial leverage through bank borrowings and/or reverse repurchase agreements. If both of the Mergers are consummated, the Combined Fund expects to increase the maximum commitment amount under its credit facility, however, there can be no assurance the Combined Fund will increase the maximum commitment amount. If the Combined Fund does not increase the maximum commitment amount, then the Combined Fund may be required to utilize other forms of leverage in order to maintain its desired economic leverage ratio.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk.
Distribution Policy. GPM declares and pays quarterly distributions to shareholders, whereas each of GGM and GOF declare and pay monthly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principals. GPM, GGM and GOF pay distributions in a fixed amount and will continue to do so until such amount is modified by the Board of the Fund. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.
GPM adopted a managed distribution policy (the “Managed Distribution Policy”). Under the terms of the Managed Distribution Policy, GPM pays a quarterly distribution in a fixed amount until such amount is modified by the Board of GPM. If sufficient net investment income is not available, the distribution is supplemented by capital gains and, to the extent necessary, return on capital. The Adviser does not anticipate adopting a managed distribution policy for the Combined Fund as part of the Mergers.
See “Comparison of the Funds” in this Combined Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.
Comparison of Fund Management
The Trustees and Officers. Each Fund is overseen by a Board comprised of the same members and by the same officers. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. The Board currently has seven Trustees, six of whom are Independent Trustees. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included in the Statement of Additional Information.
The Advisers. The investment adviser of each Fund is Guggenheim Funds Investment Advisers, LLC (previously defined as “GFIA” or the “Investment Adviser”). Guggenheim Partners Investment Management, LLC (“GPIM”) serves as sub-adviser for each Fund. GFIA and GPIM (collectively the “Adviser”) are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
Under the Investment Advisory Agreement each Fund has with GFIA, GFIA is entitled to receive an investment advisory fee at an annual rate equal to: 0.80% of GPM’s average daily Managed Assets, 1.00% of GGM’s average daily Managed Assets and 1.00% for GOF’s average daily Managed Assets. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Each Fund and GFIA have entered into investment sub-advisory agreements with GPIM. The below table shows each Fund’s sub-advisory fee rate of the average daily Managed Assets of each Fund that GFIA pays to GPIM.
Fund	GPIM Sub-Advisory Fee
GGM (Target Fund)	0.50% of the average daily Managed Assets
GPM (Target Fund)	0.40% of the average daily Managed Assets
GOF (Acquiring Fund)	0.50% of the average daily Managed Assets
GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. If either of the Mergers is approved and consummated, the Combined Fund will continue to pay GFIA a monthly investment advisory fee at the annual rate of 1.00% of the Combined Fund’s average daily Managed Assets and GFIA will continue to pay GPIM a monthly sub-advisory fee at an annual rate of 0.50% of the Combined Fund’s average daily Managed Assets.
The Portfolio Managers.
The portfolio managers of the Combined Fund are expected to consist of the portfolio managers who currently serve as portfolio managers of GOF—B. Scott Minerd, Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager of GPIM; Anne B. Walsh, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of GPIM; Steven H. Brown, Senior Managing Director and Portfolio Manager of GPIM, and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM—and one portfolio manager who currently serves as a portfolio manager of GPM—Perry Hollowell, Director and Portfolio Manager of GPIM.
GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)	Combined Fund
Farhan Sharaff	B. Scott Minerd	B. Scott Minerd	B. Scott Minerd
Qi Yan	Anne B. Walsh	Anne B. Walsh	Anne B. Walsh
Daniel Cheeseman	Kevin Gundersen	Steven H. Brown	Steven H. Brown
Perry Hollowell	Thomas Hauser	Adam J. Bloch	Adam J. Bloch
	Richard J. de Wet		Perry Hollowell
See “Management of the Fund” in this Combined Proxy Statement/Prospectus for a more detailed description of the Funds’ Management.
Comparison of Risks
 As each Fund engages in different investment strategies, an investment in each Fund is subject to different risks. For example:
•
GPM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve GPM’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option-writing strategy developed by GPIM. Accordingly, GPM is subject to risks generally associated with investments in equity securities and option-writing, among other risks.

•
GGM under normal market conditions invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans. Accordingly, GGM is subject to risks generally associated with investments in fixed income securities, debt securities, loans and investments with similar characteristics, among other risks.

•
GOF may invest up to 50% of its total assets in Common Equity Securities and in ETFs or other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”) that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities. Additionally, GOF may broadly invest in fixed income securities, and GOF may invest without limitation in securities rated below-investment grade. Accordingly, GOF is subject to risks generally associated with investments in equity securities, derivatives and fixed income and related investments.

Because GOF’s investment objectives and principal investment strategies include equity-related and fixed income-related components, many of the investment risks associated with an investment in GOF are similar to those associated with an investment in GPM and GGM, although GOF is subject to certain other risks, as described below.
The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as GOF.
Notably, there are certain differences in the derivative instruments that each Fund may invest in and therefore, differences in the risks thereof. For example, GGM is permitted to sell call options on an “uncovered” basis while GOF is not. GPM has no stated policy on selling call options on an uncovered basis. GOF and GGM are permitted to purchase and write call options on currencies, ETFs and baskets of securities while GPM has not stated policy regarding its use of those instruments. GOF and GGM are permitted to write covered put options while GPM has no stated policy regarding its use of written put options.
The following chart notes the risks of the Funds in alphabetical order. The Funds may refer to certain risks by different terms, but each risk is only listed once in the chart. The disclosure below the chart details each risk associated with an investment in the Funds, as applicable.
Risk	GGM	GPM	GOF
Anti-Takeover Provisions Risk	X	X	X
Asset-Backed Securities Risk	X		X
Below-Investment Grade Securities Risk	X		X
CLO, CDO and CBO Risk	X		X
CLO Subordinated Notes Risk	X		X
Common Equity Securities Risk/Equity Securities Risk	X	X	X
Conflicts of Interest Risk	X	X	X
Convertible Securities Risk	X		X
Corporate Bond Risk	X		X
Counterparty Risk	X	X	X
Credit Default Swap Risk	X		X
Credit Risk	X	X	X
Current Fixed-Income and Debt Market Conditions	X		X
Cyber Security Risk	X	X	X
Derivatives Transactions Risk	X	X	X
Dilution Risk	X	X	X
Distressed and Defaulted Securities Risk	X		X
Dividend Risk		X	X
Duration and Maturity Risk	X		X
Emerging Markets Risk	X	X	X
Event-Linked Securities Risk	X		X
Financial Leverage Risk	X	X	X
Foreign Currency Risk	X		X
Foreign Securities Risk	X	X	X
Forwards Risk		X	X
Futures Transactions Risk	X	X	X
Income Risk	X		X
Increasing Government and other Public Debt Risk	X	X	X
Inflation/Deflation Risk	X	X	X
Inflation-Indexed Securities Risk	X		X
Interest Rate Risk	X	X	X
Investment and Market Risk	X	X	X
Investment Funds Risk/Other Investment Companies Risk	X	X	X
Issuer Risk	X	X	X
Legislation and Regulation Risk	X	X	X
LIBOR Risk	X		X
Liquidity Risk	X	X	X
Loans and Loan Participations and Assignments Risk	X		X

Risk	GGM	GPM	GOF
Management Risk	X	X	X
Market Discount Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Mezzanine Investments Risk	X		X
Mid-Cap and Small-Cap Company Risk	X	X	X
Mortgage-Backed Securities Risk	X		X
Municipal Securities Risk	X		X
Not a Complete Investment Program	X	X	X
Options Risk	X	X	X
Portfolio Turnover Risk	X	X	X
Preferred Securities Risk/Preferred Stock Risk	X		X
Prepayment Risk	X		X
Private Securities Risk	X		X
Real Estate Risk	X	X	X
Recent Market Developments Risk	X	X	X
Redenomination Risk	X	X	X
Reinvestment Risk	X		X
Repurchase Agreement Risk	X	X	X
Risk of Failure to Qualify as a RIC	X	X	X
Risks Associated with Risk-Linked Securities	X		X
Risks Associated with Structured Notes	X		X
Risks of Personal Property Asset Companies			X
Risks of Real Property Asset Companies			X
Second Lien Loans Risk	X		X
Securities Lending Risk	X	X	X
Senior Loans Risk	X		X
Short Sales Risk	X	X	X
Sovereign Debt Risk	X		X
Spread Risk	X		X
Structured Finance Investments Risk	X		X
Subordinated Secured Loans Risk	X		X
Swap Risk	X	X	X
Synthetic Investments Risk	X	X	X
Technology Risk	X	X	X
U.S. Government Securities Risk	X	X	X
UK Departure from EU (“Brexit”) Risk	X	X	X
Unfunded Commitments Risk	X		X
Unsecured Loans Risk	X		X
Valuation Risk	X	X	X
When-Issued and Delayed Delivery Transactions Risk	X	X	X

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to investment risk, including the possible loss of the entire principal amount invested. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Anti-Takeover Provisions Risk
The Fund’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws (together, the “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. The Fund’s Common Shares of beneficial interest are called “Common Shares” and the holders of Common Shares are called “Common Shareholders” throughout this Combined Proxy Statement/Prospectus. See “Certain Provisions of the Governing Documents.”
Asset-Backed Securities Risk
Asset-backed securities (“ABS”) are a form of structured debt obligation. In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Comparison of Risks—Structured Finance Investments Risk,” ABS are subject to additional risks. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets, such as automobile loans, credit card receivables, unsecured consumer loans or student loans, that has been securitized and provides for monthly payments of interest, at a fixed or floating rate, and principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, which may result in losses to investors in an ABS.
Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors.  Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted.  Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator.  A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected.  In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.
The collateral underlying ABS may constitute assets related to a wide range of industries, such as credit card and automobile receivables or other assets derived from consumer, commercial or corporate sectors, and these underlying assets may be secured or unsecured. The value of ABS held by the Fund also may be reduced because of actual or perceived changes in the creditworthiness of the obligors on the underlying assets, the originators, the servicers, any financial institutions providing credit support or hedging counterparties that are required to make payments on the ABS. Additionally, an obligor may seek protection under debtor relief laws and therefore the debtor may be able to avoid or delay payments. Economic factors, including unemployment, interest rates and the rate of inflation, may affect the rate of prepayments and defaults on the underlying receivables and may accelerate, delay or reduce expected payments on an ABS. During recessions or periods of economic contraction, factors such as elevated unemployment, decreased asset values or reductions in available credit may lead to increased delinquency and default rates on the underlying receivables.
In general, the value of the assets collateralizing an ABS will exceed the principal amount of the ABS issued in a transaction.  This excess value is generally referred to as “overcollateralization.”  The amount of overcollateralization varies based on the credit quality of the underlying collateral backing the ABS.  In general, losses on the assets underlying the ABS will reduce the amount of overcollateralization on the ABS and increase the risk to holders of the ABS.  Other forms of credit enhancement may be used, including letters of credit or monoline insurance policies.  These forms of credit enhancement are subject to risk if the party obligated to make payments on the letter of credit or insurance policy defaults on the obligation to the ABS issuer.

Payments to holders of ABS may be subject to deferral. If the cash flow generated by the underlying assets is insufficient to make all payments required on a payment date, such payments may be deferred to the following payment date. If the cash flow remains insufficient to make payments on the ABS as a result of credit losses on the underlying assets, there may be no recourse by the Fund for any shortfall.
In some cases, the ABS issuer may not acquire all of the assets at the same time as the related securities are issued.  In general, the excess of the amount of the proceeds from the sale of the securities over the amount of assets acquired is deposited into an account to be used by the issuer to acquire additional assets that will serve as collateral for the securities.  This structural feature is known as “prefunding.”  In general, the issuer will have a period of time such as one year to acquire assets that meet the eligibility criteria and concentration limits for the issuer. If the issuer does not use all of such prefunding amounts to acquire assets, the amount of the prefunding may be returned to the investor as a prepayment on the ABS.
Financial market disruptions due to economic or natural disasters, political conflicts, public health emergencies or similar events may adversely affect the market value and liquidity of an ABS. Additionally, increased governmental regulation of the financial markets in the United States or elsewhere, may affect financial markets generally or ABS more specifically. For example, credit risk retention requirements, which require an ABS sponsor to retain an exposure to the securitized assets, have increased and may continue to increase the costs to originators, securitizers and asset managers of maintaining ABS vehicles in which the Fund may invest.
Section 13 of the Bank Holding Company Act of 1956, often referred to as the “Volcker Rule,” imposes restrictions on banking entities’ ability to sponsor or invest in ABS vehicles that rely on the exemptions from registration set forth in Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940. These restrictions may have an adverse effect on the liquidity of the Fund for ABS that rely on such exemptions.
Below-Investment Grade Securities Risk
The Fund may invest in fixed-income and other debt and senior equity securities (“Income Securities”) rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss, the risk of which is particularly acute under current conditions. Income Securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Securities of below investment grade quality may involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because of the substantial risks associated with investments in below investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization (“NRSRO”), the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Successful investment in lower-medium and lower-rated debt securities may involve greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.
CLO, CDO and CBO Risk
The Fund may invest in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLO”). A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.
In addition to the general risks associated with credit securities discussed herein and the risks discussed under “Comparison of Risks—Structured Finance Investments Risk” and “—Asset Backed Securities Risk,” CLOs, CDOs and CBOs are subject to additional risks. CLOs, CDOs and CBOs are subject to risks associated because of the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors.  Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation.  If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.
The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO.  The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of the investment manager to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of the investment manager in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met.  These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.
The value of securities issued by CLOs, CDOs and CBOs also may change because of changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.
Subordinated Notes Risk
The Fund may invest in any portion of the capital structure of ABS, CLOs, CDOs or CBOs, including the subordinated, residual and deep mezzanine debt tranches. These subordinated tranches may not receive credit ratings and are junior in priority of payment to the more senior tranches of debt. In the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of an ABS, a CLO, a CDO or a CBO, the holders of more senior tranches are typically entitled to receive payment in full before the subordinated tranches receive any distributions. After repaying senior noteholders, any remaining assets may be insufficient to make payments to the subordinated noteholders. As a result, the subordinated securities will bear the first risk of default on the underlying assets. In addition, the subordinated securities have limited voting rights prior to the payment in full of the senior securityholders. The interests of the senior securityholders may also be different than the interests of the subordinated securityholders and the interests of subordinated securityholders may therefore be impaired.
The leveraged nature of subordinated notes may magnify the adverse effect on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.
Investments in subordinated securities are generally less liquid than senior debt tranches and are typically subject to additional transfer restrictions, such as limitations on sales to foreign persons, higher minimum denominations and limits on the number of holders. Therefore, the Fund may be required to hold subordinated securities for an indefinite period of time or until their stated maturity.
Common Equity Securities Risk/Equity Securities Risk
An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The prices of Common Equity Securities are also sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of Common Equity Securities to which the Fund has exposure. At times, stock markets can be volatile and stock prices can change substantially. While broad market measures of Common Equity Securities have historically generated higher average returns than Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.
Conflicts of Interest Risk
Guggenheim is a global asset management and investment advisory organization. Guggenheim and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 (the “Advisers Act”) and the requirements of the 1940 Act, the Adviser may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged.
Convertible Securities Risk
The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all Income Securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.
Corporate Bond Risk
The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “Comparison of Risks—Below-Investment Grade Securities Risk.”
Counterparty Risk
The Fund will be subject to risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or defaults on (or otherwise fails to perform) its payment or other obligations to the Fund the risk of which is particularly acute under current conditions, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.  The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions (such as the current conditions), increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers. GPIM generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service, Inc. (“Moody’s”) (or a comparable rating from another NRSRO) and monitors such rating on an ongoing basis.
The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter (“OTC”) derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.
Credit Default Swap Risk
The Fund may invest in credit default swap transactions for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after default, have lost some, most, or all of its value.
The Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. The Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement.
Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk. The use of credit default swaps is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When the Fund engages in a credit default swap, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status, the risk of which is heightened under current conditions. A downgrade of the rating assigned to a credit security by an NRSRO may reduce the value of that security. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risks in the event that the bonds underlying the derivatives default.
Current Fixed-Income and Debt Market Conditions
Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators have enacted or are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
Cyber Security Risk
As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers. A cyber incident or sudden market disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses or otherwise adversely affecting the operations, systems and activities of the Fund, its service providers and market intermediaries. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs. The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above are heightened under current conditions.
Derivatives Transactions Risk
The Fund may, but is not required to, invest in derivatives, including futures contracts, options and OTC derivatives contracts, among other strategic transactions, to pursue its investment objective and to create economic leverage in the Fund; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc.; to seek to change the effective duration of the Fund’s portfolio; to seek to manage certain investment risks; as a substitute for the purchase or sale of securities or currencies; and/or to obtain or replicate market exposure.
The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. To the extent the Fund enters into derivatives transactions to hedge exposure to foreign currencies, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.
In connection with certain derivatives transactions, under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, the Fund may be required to segregate liquid assets or otherwise cover such transactions. The Fund also may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to segregate assets in respect of, or otherwise cover, its derivatives transactions positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If GPIM is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include:
•	dependence on GPIM’s ability to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments;
•	imperfect correlation between the value of such instruments and the underlying assets;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so; and
•	the creditworthiness and possible default of counterparties.

The use of derivatives may also expose the Fund to other risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own.
Certain of the derivatives in which the Fund may invest are traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively, which exposes the Fund to heightened liquidity, mispricing and valuation risks. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Certain derivatives are subject to mandatory exchange trading and/or clearing, which exposes a Fund to the credit risk of the clearing broker or clearinghouse. While exchange trading and central clearing are intended to reduce counterparty credit risk and to increase liquidity, they do not make derivatives transactions risk-free.
Certain derivatives may be traded on foreign exchanges. The markets for certain derivatives, including those located in certain foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty credit and liquidity risks. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Exchanges on which such derivatives are traded may impose limits on the positions that the Fund may take in certain circumstances.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Dilution Risk
The voting power of Common Shareholders will be diluted to the extent that Common Shareholders do not purchase sufficient Common Shares to maintain their percentage interest in any future offerings of Common Shares. If the Fund is unable to invest the proceeds of any such future offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund in the future sells Common Shares at a price below NAV pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of any such future offering to exceed the amount by which the sale price exceeded the Fund’s then-current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share.
Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.
Dividend Risk
Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investment in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities.
Duration and Maturity Risk
Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.
Emerging Markets Risk
The Fund may invest in securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging markets generally entails greater risks of loss or deviation from the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets.
Event-Linked Securities Risk
Event-linked securities (“ELS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low- severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical ELS are exposed to the risks from high- severity, low-probability events such as that posed by major earthquakes or hurricanes. ELS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of ELS, to the capital markets. A typical ELS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors in ELS may lose some or all of their invested capital if a catastrophe occurs that “triggers” the ELS. In the case of a triggering event, the invested capital is paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. ELS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insurer-specific catastrophe losses and parametric indices, in which events are covered on a pre-defined basis agreed upon prior to occurrence of an insured event based on physical characteristics of catastrophic events (for example, rainfall exceeding a certain threshold will trigger a pre-determined payment formula). Such variables are difficult to predict or model, and the risk and potential return profiles of ELS may be difficult to assess. Catastrophe-related ELS have been in use since the 1990s, and the securitization and risk-transfer aspects of such ELS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain ELS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
Financial Leverage Risk
The Fund may seek to enhance the level of its current distributions by utilizing financial leverage through the issuance of preferred shares, through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions, derivatives transactions or through a combination of the foregoing (collectively “Financial Leverage”). Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.
Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Fund’s NAV and returns than if Financial Leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.
Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on indebtedness or in the dividend rate on any preferred shares that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.
It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s NAV and also make it difficult for the NAV to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Common Shareholders. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board receives regular reports from the Adviser regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.
Indebtedness may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Indebtedness by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund.
The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. The Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
The Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Under current regulatory requirements, to the extent the terms of any such transaction obligate the Fund to make payments, to mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Securities so segregated or designated as “cover” will be unavailable for sale by the Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
The Fund may have Financial Leverage outstanding during a short term period during which such Financial Leverage may not be beneficial to the Fund if the Fund believe that the long-term benefits to Common Shareholders of such Financial Leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such Financial Leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.
Recent economic and market events have contributed to severe market volatility and caused severe liquidity strains in the credit markets. If dislocations in the credit markets continue, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities.
The Fund’s total Financial Leverage may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage outstanding, it will be more exposed to these risks.
Foreign Currency Risk
The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund currently intends to seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.
Foreign Securities Risk
The Fund may invest in non-U.S. dollar denominated Income Securities of foreign issuers. Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies.
Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.
There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.
American Depository Receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. Although ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. These risks are heightened under the current conditions.
Forwards Risk
The Fund may enter into forward contracts. A forward contract is an OTC derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Such transactions are also typically entered into bilaterally on the OTC market but may be cleared in some circumstances. Forwards used for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
Futures Transactions Risk
The Fund may invest in futures contracts. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (i.e., payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Futures also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Futures and options on futures entail certain risks, including but not limited to the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity due to daily limits on price fluctuations;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
Futures markets can be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of futures and options that can be held or controlled by a Fund or GPIM, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk.
Successful use of futures contracts and options thereon by the Fund is subject to the ability of GPIM to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments. If GPIM’s expectations are not met, the Fund will be in a worse position than if a strategy involving futures contracts and/or options thereon had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
Income Risk
The income investors receive from the Fund is based primarily on the interest it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund invests in floating-rate obligations.
Increasing Government and other Public Debt Risk
Government and other public debt, including municipal obligations in which the Fund invests, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses to the current economic, market, labor and public health conditions are significantly increasing government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. This risk is significantly elevated compared to normal conditions because of recent monetary policy measures and the current low interest rate environment. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation-Indexed Securities Risk
Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation, such as real interest rates. In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation- indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index for All Urban Consumers) will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. In order to receive the special treatment accorded to “regulated investment companies” and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions.
Interest Rate Risk
Interest rate risk is the risk that Income Securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of Income Securities generally will fall. During periods of rising interest rates, the average life of certain types of Income Securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security’s duration and reduce the value of the security. Investments in Income Securities with long-term maturities may experience significant price declines if long-term interest rates increase. These risks may be greater in the current market environment because interest rates recently have declined significantly below historical average rates. Prevailing interest rates may be adversely impacted by market and economic factors.
If interest rates rise the markets may experience increased volatility, which may adversely affect the value and/or liquidity of certain of the Fund’s investments. Increases in interest rates may adversely affect the Fund’s ability to achieve its investment objective. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels.
During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of credit securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.
The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund may also invest in inverse floating rate credit securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate credit securities with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase)

in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Common Shares.
Fixed-income and debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance. In addition, the current environment is exposing fixed-income and debt markets to significant volatility and reduced liquidity for Fund investments.
Investment and Market Risk
An investment in Common Shares of the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, natural/environmental disasters, cyber attacks, terrorism, governmental or quasi-governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, financial leverage risk, prepayment and regulatory risk, which would be elevated under the foregoing circumstances.
Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets.  Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Adviser potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, such as the current conditions, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.
At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.
Investment Funds Risk/Other Investment Companies Risk
The Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in Investment Funds. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities. Investments in Investment Funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Fees charged by other Investment Funds in which the Fund invests may be similar to the fees charged by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers, thus resulting in duplicative fees. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage. Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund’s ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact the Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which the Fund invests or other funds that invest in the Fund.
Issuer Risk
The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.
Legislation and Regulation Risk
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.
LIBOR Risk
The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (referred to collectively as the “London Interbank Offered Rate” or “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of Fund investments or the value or return on certain other Fund investments. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons.  On March 5, 2021, the FCA and the LIBOR administrator announced that most tenors and settings of LIBOR will be officially discontinued on December 31, 2021 and the most widely used U.S. dollar LIBOR tenors will be discontinued on June 30, 2023 and that such LIBOR rates will no longer be sufficiently robust to be representative of their underlying markets around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). However, there are challenges to converting contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate.  The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty.   Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”), the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate.  The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets.  In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
The state of New York recently adopted legislation that would require LIBOR-based contracts that do not include a fallback to a rate other than LIBOR or an inter-bank quotation poll to use a SOFR based rate plus a spread adjustment.  Pending legislation in the U.S. Congress may also affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents.  The New York statute and the federal legislative proposal includes safe harbors from liability, which may limit the recourse the Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR.  If enacted, the federal legislation may also preempt the New York state law, which may create uncertainty to the extent a party has sought to rely on the New York statute to select a replacement benchmark rate.
These developments could negatively affect financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
Liquidity Risk
The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid, including certain high-yield securities. The Fund may invest in privately issued securities of both public and private companies, which may be illiquid. Securities of below investment grade quality tend to be less liquid than investment grade debt securities, and securities of financial distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, limited liquidity could affect the market price of Income Securities, thereby adversely affecting the Fund’s NAV and ability to make distributions. Dislocations in certain parts of markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve. Liquidity of financial markets may also be affected by government intervention.
Loans and Loan Participations and Assignments Risk
The Fund may purchase loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”) on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries. Unfunded commitments to purchase loan participations or assignments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Management Risk
The Fund is subject to management risk because it has an actively managed portfolio. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time.
Market Discount Risk
The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The Fund’s Common Shares have recently traded at a premium to NAV per share, which may not be sustainable. If the Common Shares are trading at a premium to NAV at the time you purchase Common Shares, the NAV per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of the Fund’s investment activities. The Fund’s NAV will be reduced immediately following an offering of the

Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then current NAV, subject to certain conditions, and such sales of Common Shares at price below NAV, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.
Whether a Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares. Common Shares of the Fund are designed primarily for long-term investors; investors in Common Shares should not view the Fund as a vehicle for trading purposes.
Market Disruption and Geopolitical Risk
The Fund does not know and cannot predict how long securities markets may be affected by geopolitical events and the effects of these events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, health, labor and other global market developments and disruptions.
Mezzanine Investments Risk
The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”) and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.
Mid-Cap and Small-Cap Company Risk
Investing in the securities of medium-sized or small market capitalizations (“mid-cap” and “small-cap” companies, respectively) presents some particular investment risks. Mid-cap and small-cap companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies.  In addition, it may be difficult for the Fund to sell mid-cap or small-cap company securities at a desired time or price. Mid-cap and small-cap companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-cap and small-cap companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.

Mortgage-Backed Securities Risk
MBS represent an interest in a pool of mortgages. MBS are subject to certain risks: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.
When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities and can cause the prices of MBS to be increasingly volatile. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans.
Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.
MBS generally are classified as either commercial mortgage-backed securities (“CMBS”) or residential mortgage-backed securities (“RMBS”), each of which are subject to certain specific risks.
Commercial Mortgage-Backed Securities Risk. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family MBS. CMBS are subject to particular risks. CMBS are subject to risks associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Net operating income of an income-producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.
Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns and other events that limit the activities of and demand for commercial retail and office spaces (such as the current crisis) adversely impact the value of such securities. Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.
Residential Mortgage-Backed Securities Risk. Credit-related risk on RMBS arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
MBS issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are guaranteed as to timely payment of principal and interest by FNMA or FHLMC, but are not backed by the full faith and credit of the U.S. government. In 2008, the Federal Housing Finance Agency (“FHFA”), a then-new independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC MBS would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
Various proposals have been put forth to further reform the U.S. housing and mortgage markets. The Fund and the Adviser cannot predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the Federal Home Loan Banks, and the values of their related securities or obligations, and the market for MBS generally.
Legal risks associated with RMBS can arise as a result of the procedures followed in connection with the origination of the mortgage loans or the servicing thereof, which may be subject to various federal and state laws (including, without limitation, predatory lending laws), public policies and principles of equity that regulate interest rates and other charges, require certain disclosures, require licensing of originators, prohibit discriminatory lending practices, regulate the use of consumer credit information and debt collection practices and may limit the servicer’s ability to collect all or part of the principal of or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it or subject the servicer to damages and sanctions.
Sub-Prime Mortgage Market Risk. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could continue or worsen. If the economy of the United States deteriorates further, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.
Any increase in prevailing market interest rates, which are currently near historical lows, may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.
The significance of the mortgage crisis and loan defaults in residential mortgage loan sectors led to the enactment of numerous pieces of legislation relating to the mortgage and housing markets. These actions, along with future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.
During the mortgage crisis, a number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, experienced serious financial difficulties. Such difficulties may affect the performance of non-agency RMBS and CMBS. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.
Stripped MBS Risk. Stripped MBS may be subject to additional risks. One type of stripped MBS pays to one class all of the interest from the mortgage assets (the interest only or 10 class), while the other class will receive all of the principal (the principal only or PO class). The yield to maturity on a 10 class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the 10 class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, PO class securities tend to decline in value if prepayments are slower than anticipated.
CMO Risk. There are certain risks associated specifically with collateralized mortgage obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of a CMO is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. Actual future results may vary from these estimates, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred during the recent downturn in the mortgage markets, the weighted average life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.

Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an index. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
Municipal Securities Risk
Municipal securities involve certain risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.
In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted in the future by the U.S. Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.
Not a Complete Investment Program
An investment in the Fund’s Common Shares should not be considered a complete investment program. The Fund is intended for long-term investors. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Shareholders should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.
Options Risk
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The Fund may purchase and write call options on futures, individual securities, securities indices, currencies, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or cash equivalents in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option. A call option is “uncovered” if the Fund does not own the instrument underlying the call and does not have an absolute right to acquire the security without additional cash consideration.
There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.
The Fund may purchase and write covered put options. A put option is “covered” if the fund segregates cash or cash equivalents in an amount equal to the exercise price with the Fund’s custodian. As a seller of covered put options, the Fund bears the risk of loss if the value of the underlying instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the instrument underlying the put option at a price greater than the market price of the instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.
Preferred Securities Risk/Preferred Stock Risk
The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer’s common stock. As such, preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock.

Prepayment Risk
During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount. Senior Loans and Second Lien Loans typically do not have call protection. The degree to which borrowers prepay Senior Loans and Second Lien Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Senior Loan and Second Lien Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid investment.
Private Securities Risk
The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”). Private Securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain Private Securities may be illiquid. Because there is often no readily available trading market for Private Securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private Securities are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available. Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.
Real Estate Risk
To the extent that the Fund invests in real estate related investments, including real estate investment trusts (“REITs”), mortgage related securities, such as MBS, or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Real estate related investments may be subject to difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.
In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan. Mortgage REITs are also required to comply with certain requirements to maintain their exemption from the 1940 Act. Complying with these requirements may limit the investments a mortgage REIT may make and failure to comply with these requirements could cause the REIT to register as an investment company, which would adversely affect the value of the Fund’s investment in the REIT and may force the Fund to sell such investment at an inopportune time.
Recent Market Developments Risk
Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.
Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.
The outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund.
Redenomination Risk
The result of Brexit, the progression of the European debt crisis and the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the euro as a common currency, has created significant volatility in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Reinvestment Risk
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

Repurchase Agreement Risk
A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.
The Fund may accept a wide variety of underlying securities as collateral for repurchase agreements entered into by the Fund. Rule 5b-3 under the 1940 Act, stipulates that if a repurchase agreement entered into by a fund is “collateralized fully,” the repurchase agreement is deemed a transaction in the underlying securities and not a separate security issued to the fund by the selling institution. In order for the repurchase agreement to qualify as “collateralized fully,” the collateral must consist solely of cash items, government securities, securities that are rated in the highest rating category by at least two NRSROs (or one NRSRO, if that is the only such NRSRO which has issued a rating on the security) or unrated securities which the Adviser deems to be of comparable quality. However, the Fund may accept collateral in respect of repurchase agreements which do not meet the above criteria, and in such event the repurchase agreement will not be considered “collateralized fully” for purposes of Rule 5b-3. Accepting collateral beyond the criteria of Rule 5b-3 exposes the Fund to two categories of risks. First, because the Fund’s repurchase agreements which are secured by such collateral are not “collateralized fully” under Rule 5b-3, the repurchase agreement is considered a separate security issued by the selling institution to the Fund. Accordingly, in addition to the risks of a default or bankruptcy of the selling institution, the Fund must include repurchase agreements that are not “collateralized fully” under Rule 5b-3 in its calculations of securities issued by the selling institution held by the Fund for purposes of various diversification and concentration requirements applicable to the Fund. In particular, to the extent a selling institution is a “securities related business” for purposes of Section 12(d)(3) of the 1940 Act and Rule 12d3-1 thereunder, the Fund would not be permitted to hold more than 5% of its total assets in securities issued by the selling institution, including repurchase agreements that are not “collateralized fully” under Rule 5b-3. While this limitation (as well as other applicable limitations arising under concentration and diversification requirements) limits the Fund’s exposure to each such selling institution, the Fund will be required to monitor its holdings of such securities and ensure that it complies with the applicable limitations. Second, the collateral underlying a repurchase agreement that is not “collateralized fully” under Rule 5b-3 may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a selling institution defaults and the Fund takes possession of such collateral, the Fund may need to promptly dispose of such collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the collateral). In cases of market turmoil (which may be associated with a default or bankruptcy of a selling institution), the Fund may have more difficulty than anticipated in selling such securities and/or in avoiding a loss on the sale of such securities. This risk may be more acute in the case of a selling institution’s insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of collateral received from the selling institution. The Adviser follows various procedures to monitor the liquidity and quality of any collateral received under a repurchase agreement (as well as the credit quality of each selling institution) designed to minimize these risks, but there can be no assurance that the procedures will be successful in doing so.
Risk of Failure to Qualify as a RIC
To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Risks Associated with Risk-Linked Securities
Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor — an insurer, reinsurer or corporation — to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. Catastrophe-related RLS have been in use since the 1990s, and the securitization and risk-transfer aspects of such RLS are beginning to be employed in other insurance and risk-related areas. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.
Risks Associated with Structured Notes
Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Risks of Personal Property Asset Companies
The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).
Special Situation Transportation Assets Risks. The risks of special situation transportation assets include:
Cyclicality of Supply and Demand for Transportation Assets Risk. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline in Value of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies will be subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset. The Personal Property Asset Company will need to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund.

Collectible Assets Risks. The risks of collectible assets include:
Valuation of Collectible Assets Risk. The market for collectible assets as a financial investment is in the early stages of development. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets Risk. There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which demand has been volatile and erratic in the past. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets Risk. The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs Risk. Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Risks of Real Property Asset Companies
The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”).
Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;
•	general and local economic conditions;
•	unavailability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;

•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs of cleaning up environmental problems and contamination;
•	limitations on, or unavailability of, insurance on economic terms;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; and
•	changes in interest rates.

National Resources and Commodities Risks. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to risks associated with special risks, which include:
Supply and Demand Risk. A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk. Many energy, natural resources, basic materials and associated companies are engaged in the production of one or more physical commodities or are engaged in transporting, storing, distributing and processing these items on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions or through long-term contracts to acquire reserves. The financial performance of energy, natural resources, basic materials and associated companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk. Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk. Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk. The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk. The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors beyond the Fund’s control including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators.

Second Lien Loans Risk
The Fund may invest in Second Lien Loans. Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.
Securities Lending Risk
The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.
Senior Loans Risk
The Fund may invest in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of the applicable issuer.
There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and the Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser with respect to investments in Senior Loans. The Adviser’s judgment about the credit quality of a borrower may be wrong.
The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities. Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of the applicable issuer. Issuers of below-investment grade securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.
Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.
Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid Senior Loans may also be difficult to value.
Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.
The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).
Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.
Short Sales Risk
The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Sovereign Debt Risk
Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Spread Risk
Spread risk is the risk that the market price can change due to broad based movements in spreads, which is particularly relevant in the current low spread environment.
Structured Finance Investments Risk
The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.
The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.
The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.
Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances.
Subordinated Secured Loans Risk
Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.
Swap Risk
Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position.
Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund.
Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.
As noted above, certain standardized swaps are subject to mandatory exchange trading and central clearing. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. GPIM will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts. GPIM will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Synthetic Investments Risk
As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counterparty. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to participate in Investment Funds (including private investment funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.
Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.
Technology Risk
As the use of internet technology has become more prevalent, the Fund and its service providers and markets generally have become more susceptible to potential operational risks related to intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.
U.S. Government Securities Risk
U.S. government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Currently, the Standard & Poor’s Ratings Group (“S&P”) rating is “AA+” with a stable outlook; the Moody’s rating is “Aaa” with a stable outlook; and the Fitch Ratings (“Fitch”) rating is “AAA” with a stable outlook. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all kinds of debt.
UK Departure from EU (“Brexit”) Risk
On January 31, 2020, the United Kingdom officially withdrew from the European Union (“EU”) and the two sides entered into a transition period, during which period EU law continued to apply in the UK. The transition period ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. The political divisions surrounding Brexit within the United Kingdom, as well as those between the UK and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.
Unfunded Commitments Risk
Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.
Unsecured Loans Risk
Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.
Valuation Risk
Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such securities in accordance with fair value procedures adopted by the Board. Valuation of illiquid securities may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.
When-Issued and Delayed Delivery Transactions Risk
Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Comparison of Expenses
The following tables illustrate the anticipated reductions or increases in the Total Expense Ratio (the term “Total Expense Ratio” means a Fund’s total annual operating expenses including interest expenses and Acquired Fund Fees and Expenses, unless otherwise noted) expressed as a percentage of its average net assets attributable to its common shares for the shareholder of each Fund expected as a result of the Mergers.
The table sets forth (i) the annual expenses for each Fund for the year ended March 31, 2021; (ii) the pro forma annual expenses for the Combined Fund, assuming the Mergers of each Target Fund into GOF, for the year ended March 31, 2021; (iii) the pro forma annual expenses for the Combined Fund, assuming only the Merger of GPM into GOF, for the year ended March 31, 2021; and (iv) the pro forma annual expenses for the Combined Fund, assuming only the Merger of GGM into GOF, for the year ended March 31, 2021.
There can be no assurance that future expenses will not increase or that any expense savings (if any) will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed

Mergers. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.
	GPM	GGM	GOF	Pro Forma Combined Fund (GPM & GOF)(1)	Pro Forma Combined Fund (GGM & GOF)(1)	Pro Forma Combined Fund (Both Target Funds into GOF)(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(2)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Expenses (as a percentage of average net assets attributable to common shares)(3)
Advisory Fees(4)	1.16%	1.38%	1.30%	1.35%	1.32%	1.35%
Interest Expense	0.43%	0.45%	0.25%	0.31%	0.29%	0.33%
Acquired Fund Fees and Expenses	0.07%	0.00%	0.10%	0.09%	0.08%	0.08%
Other Expenses	0.23%	0.36%	0.20%	0.18%	0.20%	0.17%
Total Annual Fund Operating Expenses(5)	1.89%	2.19%	1.85%	1.93%	1.89%	1.93%

____________________
(1)	Assumes the Mergers had taken place on March 31, 2021.
(2)
No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Mergers. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(3)
Based on average leverage during the year ended March 31, 2021, of approximately 31.2% of Managed Assets for GPM, 27.7% of Managed Assets for GGM, 23.3% of Managed Assets for GOF and 26.2% of Managed Assets for the Combined Fund. A fund that utilizes greater leverage will incur more interest expense and will pay a greater advisory fee, as a percentage of net assets attributable to common shares, because the advisory fee is calculated as a percentage of Managed Assets, but is borne by common shareholders. Because the Combined Fund’s expenses in each Merger scenario are calculated assuming an average leverage of 26.2% of Managed Assets versus GOF’s lower average leverage of 23.3% of Managed Assets, the table above shows that the Combined Fund’s Total Annual Fund Operating Expenses are higher than GOF’s Total Annual Fund Operating Expenses in each scenario. If GOF and the Combined Fund’s total expenses were calculated using the same average leverage assumption of 33.3%, the Combined Fund’s Total Annual Fund Operating Expenses, excluding Interest Expense and Acquired Fund Fees and Expenses, would be lower than those of GOF in each Merger scenario. Economies of scale from the Mergers are reflected in, among other things, the reduction of Other Expenses from 0.23%, 0.36% and 0.20% for GPM, GGM and GOF, respectively, to 0.18% for the Combined Fund assuming the Merger of only GPM into GOF, 0.20% for the Combined Fund assuming the Merger of only GGM into GOF and 0.17% for the Combined Fund assuming both Mergers. GPM, however, has a lower annual advisory fee than the Combined Fund.

(4)
Each Fund pays an investment advisory fee to the Investment Adviser in an annual amount equal to a percentage of the Fund’s average daily Managed Assets, as follows GPM: 0.80%; GGM: 1.00%; GOF: 1.00%; and Combined Fund: 1.00%. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

(5)
Each of GOF and GPM currently invest in instruments or funds that result in the incurrence of Acquired Fund Fees and Expenses. Although not direct expenses of the Fund, Acquired Fund Fees and Expenses reflect fees and expenses incurred indirectly by a Fund as a result of investment in shares of one or more other investment companies or other pooled investment vehicles, which under applicable SEC rules must be reflected in the Fund’s Total Expense Ratio. As a result, the Total Expense Ratio shown above, which includes Acquired Fund Fees and Expenses, differs from the ratio of expenses to average net assets included in the Funds’ financial statements, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Mergers are completed with the costs of investing in GPM, GGM and the Acquiring Fund without the Mergers. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:
	1 Year	3 Years	5 Years	10 Years
GPM (Target Fund)	$18.49	$57.25	$98.52	$213.73(1)
GGM (Target Fund)	$22.21	$68.51	$117.46	$252.37
GOF (Acquiring Fund)	$17.78	$55.11	$94.89	$206.24
Pro Forma Combined Fund (GPM into GOF)	$18.69	$57.86	$99.55	$215.85
Pro Forma Combined Fund (GGM into GOF)	$18.39	$56.94	$98.00	$212.66
Pro Forma Combined Fund (Both Target Funds into GOF)	$18.79	$58.17	$100.07	$216.92

(1)             Prior to June 22, 2010, GPM was managed by an unaffiliated investment sub-adviser that utilized a different investment strategy.

The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.
 Comparison of Performance
The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future. Following the Merger, the Acquiring Fund will be the accounting and performance survivor.
	Average Annual Total Returns on Net Asset Value as of March 31, 2021
Fund	One Year	Three Year	Five Year	Ten Year(1)	Since Inception(1)(2)
GPM	71.84%	9.99%	11.46%	9.47%	5.15%
GGM	37.86%	6.79%	10.73%	˗	7.19%
GOF	32.47%	8.63%	12.86%	10.20%	10.96%

	Average Annual Total Returns on Market Value as of March 31,2021
Fund	One Year	Three Year	Five Year	Ten Year(1)	Since Inception(1)(2)
GPM	57.84%	6.63%	11.82%	9.08%	4.76%
GGM	58.59%	11.28%	12.94%	˗	8.19%
GOF	56.17%	13.97%	17.25%	11.64%	12.28%
(1)	Prior to June 22, 2010, GPM was managed by an unaffiliated investment sub-adviser that utilized a different investment strategy.
(2)	Inception Date – GPM: August 25, 2005; GGM: June 26, 2013; GOF: July 26, 2007.
Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.
	Annualized Distribution Rate as of March 31, 2021
Fund	on Net Asset Value(1)	on Market Value(1)
GPM	5.88%	6.66%
GGM	11.57%	10.36%
GOF	12.92%	10.41%
(1)	Latest distribution per share declared prior to March 31, 2021 annualized and divided by the share price on March 31, 2021.
A Fund’s distribution rate is not constant and the amount of distributions, when declared by each Fund’s Board, is subject to change based on the performance of the Fund.
Expenses of the Merger
Regardless of whether the Mergers are completed, the costs associated with the Special Meeting and Mergers will be borne by the Adviser. To the extent there are transaction costs associated with portfolio repositioning prior to the Mergers, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Mergers, such costs will be borne by the Combined Fund. Under current market conditions and based on current portfolio models, it is anticipated that the majority of GGM’s and GPM’s portfolio holdings will be retained by the Combined Fund, though this could change based on market conditions. The Funds currently anticipate that transaction costs associated with portfolio repositioning transactions are expected to be de minimis and the potential impact of any portfolio repositioning will be insignificant, although such estimates are subject to change based upon market conditions and other factors.
Summary of U.S. Federal Income Tax Consequences
Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Merger so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Mergers. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Merger.
On or prior to the closing date of the Mergers (the “Closing Date”), each of the Target Funds will declare one or more distributions to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, recognized up to and including the Closing Date, and all of its net capital gains, if any, recognized up to and including the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws. For a more detailed description of U.S. federal income tax considerations of the Mergers, see “U.S. Federal Income Tax Consequences of the Mergers.”
Further Information Regarding the Mergers
Each Target Fund Board has determined that its Merger is in the best interests of its Target Fund and the shareholders of such Target Fund and that the interests of such shareholders will not be diluted as a result of such Target Fund’s Merger. Similarly, the Board of GOF has determined that each Merger is in the best interests of GOF and its shareholders and that the interests of such shareholders will not be diluted as a result of each Merger.
The Board of each Fund recommends that shareholders of such Fund approve the proposal related to their proposed Merger(s) at the Special Meeting to be held on August 24, 2021.

Shareholder approval of the GPM Merger requires the affirmative vote by a 1940 Act Majority of GPM’s shareholders. Shareholder approval of the GGM Merger requires the affirmative vote by a 1940 Act Majority of GGM’s shareholders. Each Merger is conditioned on the approval of such Merger by GOF’s shareholders, which requires the affirmative vote by a 1940 Act Majority of GOF’s shareholders. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information.”
An unfavorable vote by shareholders of a Target Fund, or the unfavorable vote by shareholders of the Acquiring Fund on the Merger of one Target Fund, will not affect the implementation of the Merger by the other Target Fund, if the other Merger is approved by the shareholders of the Acquiring Fund and the other Target Fund. If the Merger of a Target Fund is not approved that Target Fund will continue to operate as a separate fund. In such event, the Investment Adviser may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board and the Board may also consider other strategic alternatives for that Target Fund.
Subject to the requisite approval of the shareholders of each Target Fund with regard to each Merger, it is expected that the Closing Date will be sometime during the fourth quarter of 2021, but it may be at a different time as described herein.
Investing in the Combined Fund following a Merger involves risks. For additional information, see “Risk Factors.”
The GPM Board recommends that shareholders of GPM vote “FOR” the proposal related to GPM’s proposed Merger.
The GGM Board recommends that shareholders of GGM vote “FOR” the proposal related to GGM’s proposed Merger.
The GOF Board recommends that shareholders of GOF vote “FOR” the proposal related to GOF’s proposed Merger with GPM.
The GOF Board recommends that shareholders of GOF vote “FOR” the proposal related to GOF’s proposed Merger with GGM.
INVESTMENT OBJECTIVES AND POLICIES
The Funds have different investment objectives, investment strategies and restrictions. The investment objectives, investment strategies, operating policies and investment restrictions of the Combined Fund will be those of GOF.
The Acquiring Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Acquiring Fund pursues a relative value-based investment philosophy, and GPIM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
Summary of Significant Differences in the Funds’ Investment Objectives and Policies
Investment Objectives. GPM’s primary investment objective is to seek to provide a high level of current income and gains with a secondary objective of long-term capital appreciation, while the investment objective of GGM and GOF is to seek and maximize, respectively, total return through a combination of current income and capital appreciation.
GPIM seeks to achieve GPM’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing an option writing strategy developed by GPIM. GPIM also seeks to achieve the Acquiring Fund’s investment objective, in part, through exposure to equity securities and is permitted to utilize options. GPIM seeks to achieve GGM’s investment objective by investing in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities. Similarly, GPIM seeks to achieve Acquiring Fund’s investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities.
Equity Securities. Both GOF and GPM utilize an enhanced equity strategy, pursuant to which the Funds maintain an investment portfolio that provides equity exposure. The primary difference between these strategies of GOF and GPM is the specificity and extent to which they obtain equity exposure. Both GOF and GPM may seek to obtain equity exposure through investments in individual equity securities, through investments in ETFs or other investment funds that track equity market indices, and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities. However, while GOF may invest up to 50% of its total assets in common equity securities, GPM, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Specifically, GPM seeks to have ~67% of total assets (~100% of net assets) invested in the 500 individual stocks comprising the S&P 500 in equal weights (i.e., as represented by the S&P 500 Equal Weight Index) and ~33% of total assets (~50% of net assets) invested in a basket of broad index ETFs (S&P 500, Russell 2000, and NASDAQ100). GPM also gains exposure through a proprietary options writing strategy, discussed below. GOF currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual common equity securities and, to a lesser extent, on indices of securities and sectors of securities. Under normal market conditions, GGM may invest up to 20% of its Managed Assets in common equity securities.
Fixed-Income Securities. Both GOF and GGM seek to achieve their investment objectives by investing in a wide range of fixed-income securities. Specifically, under normal market conditions, GGM invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities, debt securities, loans and investments with economic characteristics similar to fixed-income securities. GOF invests in fixed-income and other debt and senior equity securities selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities. Both GOF and GGM are permitted to invest in fixed-income securities rated below investment grade and GOF may invest in such securities without limitation. GGM is permitted to invest in credit securities that pay fixed or variable rates of interest and of any duration or maturity, and GOF does not have a stated policy or restriction. GPM does not attempt to meet its investment objective through significant investment in fixed-income securities.
Foreign Securities. GGM may invest without limitation in securities of non-U.S. issuers, including issuers in emerging markets. GPM may invest without limitation in securities of foreign issuers traded on U.S. securities markets. GOF may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets.
Illiquid Securities. GGM and GOF may invest without limitation in securities for which there is no readily available trading market or that are otherwise illiquid (including unregistered securities in the case of GGM). GPM may invest up to 20% of its total assets in securities which are illiquid at the time of investment.
Derivatives and Options Strategy. GOF, GGM and GPM are each permitted to use derivatives, however GPM utilizes an option writing strategy developed by GPIM as a primary component of its investment objective. GOF has no maximum percentage limit with respect to derivative investments. GGM may, but is not required to, use various derivatives for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return and may use derivatives as a means to synthetically implement its investment strategies. GPM can sell options, including call options on the ETFs and on indices that the ETFs may track, which will typically be at- or out-of-the-money and GPM may, but does not have to, write options on 100% of the equity holdings in its portfolio. GPM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. GPM may also write call options on securities, including ETFs, that are not held by the Fund.
A more detailed comparison of the Funds’ investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below. Differences in the investment objective and principal investment strategies of GOF, as compared to GPM and GGM, are emphasized in bold.

GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
Investment Objective	Investment Objective	Investment Objective
The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.	The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.	The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Equity Securities	Equity Securities	Equity Securities
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund may seek to obtain exposure to equity markets through investments in ETFs or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks. To the extent the Fund’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio will seek indirectly to provide diversified equity market exposure through holdings in fewer investments. In current market conditions, the Fund seeks to obtain exposure to equity markets by investing primarily in ETFs.

Under normal market conditions, in addition to its investments in credit securities, the Fund may invest up to 20% of its Managed Assets in common equity securities. The Fund may invest in common equity securities of issuers of any market capitalization, operating in any sector and anywhere in the world, including non-U.S. issuers and issuers located in emerging markets.

The Fund may invest in Common Equity Securities that the GPIM believes offer attractive yield and/or capital appreciation potential. However, under normal market conditions, the Fund will not invest more than 50% of its total assets in Common Equity Securities consisting of common stock.

Fixed-Income Securities	Fixed-Income Securities	Fixed-Income Securities
None.
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed-income securities, debt securities and loans and investments with economic characteristics similar to fixed-income securities, debt securities and loans (collectively, “credit securities”). The Fund will seek to achieve its investment objective by investing in a portfolio of credit securities selected from a variety of sectors and credit qualities. Credit securities in which the Fund may invest consist of: corporate bonds; loans (which may consist of senior secured floating rate loans (“Senior Loans”),

The Fund may invest in a wide range of Income Securities selected from a variety of sectors, including, but not limited to, corporate bonds, loans and loan participations (including senior secured floating rate loans (“Senior Loans”), “second lien” secured floating rate loans (“Second Lien Loans”), and other types of secured and unsecured loans with fixed and variable interest rates) (collectively, “Loans”), structured finance investments (including residential and commercial mortgage-related securities, asset-

GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
Fixed-Income Securities	Fixed-Income Securities	Fixed-Income Securities

(which may consist of senior secured floating rate loans (“Senior Loans”), second lien secured floating rate loans (“Second Lien Loans”), subordinated secured loans (“Subordinated Secured Loans”) and unsecured loans (“Unsecured Loans”), each with fixed and variable interest rates) and loan participations and assignments (collectively, “Loans”); asset-backed securities (“ABS”) (all or a portion of which may consist of collateralized loan obligations (“CLOs”)) mortgage-backed securities (“MBS”) (both residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”)); U.S. government and agency securities; mezzanine and preferred securities; convertible securities; commercial paper; municipal securities; and sovereign government and supranational debt securities.
The Fund may invest in credit securities rated below investment grade, or, if unrated, determined to be of comparable quality. Under normal market conditions, the Fund will not invest more than 25% of its Managed Assets in credit securities that are, at the time of investment, rated Caa1 or below by Moody’s or CCC+ or below by S&P or Fitch or, or that are unrated but determined by the Adviser to be of comparable quality. The Fund foregoing credit quality policy does not apply to investments in MBS, and the Fund may invest in MBS without limitation as to credit quality. For purposes of applying the Fund’s credit quality policies, in the case of securities with multiple ratings (i.e., a security receiving two or more different ratings from two or more different NRSROs), the Fund will apply the highest of the applicable ratings.
The Fund may invest in credit securities of any duration or maturity and is not required to maintain any particular maturity or duration for its portfolio as a whole. Under current market conditions, the Adviser intends to maintain a shorter leverage-adjusted average portfolio duration of 1 to 4 years.
The Fund may invest in senior, junior, secured and unsecured credit securities. Credit securities in which the Fund may invest may have fixed, floating or variable interest rates, interest rates that change based on multiples of changes in a specified index of interest rates or interest backed securities, collateralized debt obligations and risk-linked securities), U.S. government and agency securities, mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
rates that change inversely to changes in interest rates, or may not bear interest. The Fund may invest in credit securities of any types of issuers.
backed securities, collateralized debt obligations and risk-linked securities), U.S. government and agency securities, mezzanine and preferred securities and convertible securities. The Fund may invest in non-U.S. dollar-denominated Income Securities issued by sovereign entities and corporations, including Income Securities of issuers in emerging market countries. The Fund may invest in Income Securities of any credit quality, including Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk” bonds), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Options Strategy	Options Strategy	Options Strategy
The Fund seeks to achieve its objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM. The Fund has the ability to write call options on the ETFs or on indices that the ETFs may track, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike may, but does not have to, cover 100% of the equity holdings in its portfolio. The typical hedge ratio for the fund is 67%, which is designed to produce a portfolio that, inclusive of leverage, has a beta of one to broad market indices. The hedge ratio, however, may be adjusted depending on the investment team’s view of the market and GPIM’s macroeconomic views. The Fund may engage in selling call options on indices, which could include securities that are not specifically held by the Fund.

In connection with its investments in equity securities, the Fund may employ a strategy of writing (selling) call options on individual equity securities held in the Fund’s portfolio (commonly referred to as “covered” call options), indices of securities (or exchange-traded funds that track indices of securities) and sectors of securities. The Fund may also, from time to time, buy or sell put options on individual equity securities, indices of securities (or exchange-traded funds that track indices of securities) and sectors of securities. The Fund may buy and sell exchange traded and over-the-counter call and put options. The Fund’s option strategy, if utilized, would seek to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders.

As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities.

Other Derivatives	Other Derivatives	Other Derivatives
The Fund may use a variety of derivative instruments (including both long and short positions), including options and futures contracts, options on futures contracts, forward contracts and swap, cap, floor or collar agreements. The Fund may also purchase and sell forward contracts on foreign currencies. The Fund may enter into derivatives transactions for hedging or risk management purposes or as part of its investment strategies, including to gain exposure to equity and other securities in which the Fund may invest and/or for speculative purposes.

The Fund may, but is not required to, use various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The Fund may purchase and sell exchange-listed and over-the-counter put and call options, purchase and sell futures contracts and options thereon, and enter into various swap, cap, floor or collar transactions.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, notional principal contracts or other financial instruments) to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds). The Fund may, but is not required to, use various strategic transactions in swaps, futures, options and other derivative contracts in order to earn income, facilitate portfolio management and mitigate risks.

GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
Illiquid Securities	Illiquid Securities	Illiquid Securities
The Fund may invest up to 20% of its total assets in securities which are illiquid at the time of investment.	The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market or that are otherwise illiquid.	The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid.
Foreign Securities	Foreign Securities	Foreign Securities
The Fund will ordinarily focus its investments in securities of U.S. issuers but may invest in or seek exposure to foreign issuers, including through investments in ADRs.	The Fund may invest without limitation in securities of non-U.S. issuers, including securities of issuers located in emerging market countries.
Under normal market conditions, the Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets.

When-Issued, Delayed Delivery and Forward Commitment Transactions	When-Issued, Delayed Delivery and Forward Commitment Transactions	When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

The Fund may enter into forward commitments for the purchase or sale of securities. The Fund may enter into transactions on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved, and may purchase “to-be-announced” (“TBA”) MBS.

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).

Short Sales	Short Sales	Short Sales
Same as GOF.	Same as GOF.
The Fund is authorized to make short sales of securities. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the

GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
box” without respect to such limitations.

Securities Lending	Securities Lending	Securities Lending
Same as GOF.	Same as GOF.
To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

Other Investment Companies	Other Investment Companies	Other Investment Companies
Fund may invest without limitation in securities of other open- or closed-end investment companies, including exchange-traded funds. The Fund currently seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to securities in which it may invest directly by investing up to 20% of its Managed Assets in Investment Funds. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds.

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles (collectively, “Investment Funds”). However, under normal market conditions, the Fund will not invest more than 30% of its total assets in other investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles.

Swaps	Swaps	Swaps
The Fund may enter into a variety of swap agreements with respect to currencies, individual securities, indexes of securities, interest rates and other assets or measures of risk or return.
The Fund may enter into a variety of swap agreements, including interest rate, total return, currency, credit default and other swaps The Fund may use swaps for risk management purposes and as a speculative investment.

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars.

Repurchase Agreements	Repurchase Agreements	Repurchase Agreements
Same as GOF.	Same as GOF.	The Fund may enter into repurchase agreements.
Reverse Repurchase Agreements & Dollar Rolls	Reverse Repurchase Agreements & Dollar Rolls	Reverse Repurchase Agreements & Dollar Rolls
Same as GOF.	Same as GOF.	The Fund may enter into reverse repurchase agreements and dollar rolls.

Investment Restrictions
The Funds have similar (but not identical) investment restrictions. A comparison of the Funds’ investment restrictions is set forth in the table below. These limitations are fundamental and may not be changed without the affirmative vote by a 1940 Act Majority of the Fund’s shareholders. The investment restrictions of the Combined Fund will be those of GOF.
GPM	GGM	GOF
Diversification	Diversification	Diversification
With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Same as GOF.
With respect to 75% of the value of the Fund’s total assets, the Fund may not purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

Real Estate	Real Estate	Real Estate
The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

The Fund may not purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Fund may not purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

Commodities	Commodities	Commodities
The Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial

GPM	GGM	GOF
futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings
Same as GOF.
The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
Underwriting	Underwriting	Underwriting
Same as GOF.
The Fund may not act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities.

The Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

Lending	Lending	Lending
The Fund may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 331/3% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

GPM	GGM	GOF
Industry Concentration	Industry Concentration	Industry Concentration
The Fund may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries; except that this policy shall not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (ii) securities issued by state and municipal governments or their political subdivisions, agencies, authorities and instrumentalities (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, in securities backed by the same source of revenue), and (iii) securities issued by other investment companies, which shall not constitute any industry.

The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

Any policies of GOF not described as fundamental in this Combined Proxy Statement/Prospectus may be changed by its Board without shareholder approval.
USE OF LEVERAGE
Each Fund may utilize leverage up to the limits imposed by the 1940 Act. Under the 1940 Act, each Fund may utilize Financial Leverage in the form of indebtedness in an aggregate amount up to 33⅓% of the Fund’s Managed Assets (including the proceeds of such leverage) immediately after incurring such indebtedness. Under the 1940 Act, each Fund may utilize leverage in the form of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the proceeds of such leverage) immediately after such issuance.
Each Fund currently employs leverage through a committed facility provided to each Fund by BNP Paribas. Currently, interest on the amounts borrowed for GOF is based on the 1-month LIBOR plus 0.85%, interest borrowed on amounts borrowed for GGM is based on the 1-month LIBOR plus 0.90% and interest paid on amounts borrowed for GPM is based on the 1-month LIBOR plus 0.75%. Although leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Leverage may cause greater changes in a Fund’s net asset value and returns than if leverage had not been used.
Each Fund’s borrowings under each respective committed facility are collateralized by portfolio assets, which are maintained by the Fund in a separate account with the Fund’s custodian for the benefit of the lender, which collateral exceeds the amount borrowed. Securities deposited in the collateral account may be rehypothecated by the lender subject to the terms and conditions of the facility agreements. In the event of a default by a Fund under its committed facility, the lender has the right to sell such collateral assets to satisfy the Fund’s obligation to the lender. Each committed facility agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than BNP Paribas, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
Each Fund’s committed facility agreement currently allows for the following maximum commitment amounts:
Fund	Maximum Commitment Amounts*
GPM	$250,000,000
GGM	$70,000,000
GOF	$80,000,000
* As of March 31, 2021.
If the Mergers of each Target Fund into GOF are consummated, each of the GGM and GPM committed facility agreements with an approved lender will terminate and the Combined Fund expects to increase the maximum commitment amount under the committed facility between GOF and an approved lender (“Credit Facility”).   However, there can be no assurance the Combined Fund will be able to increase the maximum commitment amount under the Credit Facility or do so on terms favorable to the Combined Fund. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage. In either case, the Combined Fund may not be able to maintain the current distribution rates of GOF, which may negatively affect the market price and NAV of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.
In addition, each Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or included in calculating the aggregate amount of the Fund’s Financial Leverage. To the extent that the Fund’s obligations under such transactions are not so segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.
For the 12-month period ended March 31, 2021, the daily weighted average interest rates with regard to each Fund’s use of leverage were as follows:

Fund	Daily Weighted Average Interest Rates
GPM	0.95%
GGM	1.18%
GOF	0.84%

Each Fund’s senior indebtedness is as follows:
GPM	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011

Total Borrowings Outstanding (in thousands)	$159,000	$175,000	$148,000	$198,000	$72,000	$80,000	$85,000	$62,500	$62,000	$42,000
Asset Coverage Per $1,000 of Borrowings	$3,239	$3,204	$3,273	$3,187	$3,212	$2,996	$3,062	$3,888	$3,746	$5,206

GGM	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Total Borrowings Outstanding (in thousands)	$9,000	N/A	$71,919	$65,759	$59,667	$65,943	$53,344	N/A	N/A	N/A
Asset Coverage Per $1,000 of Borrowings	$17,111	N/A	$3,200	$3,413	$3,282	$3,360	$4,071	N/A	N/A	N/A

GOF	Year Ended May 31, 2020	Year Ended May 31, 2019	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011
Total Borrowings Outstanding (in thousands)	$19,300	N/A	N/A	$16,705	$9,355	$160,247	$136,430	$115,573	$83,842	$80,670
Asset Coverage Per $1,000 of Borrowings	$34,621	N/A	N/A	$25,571	$34,164	$3,140	$3,331	$3,479	$3,473	$3,322

RISK FACTORS
Risks Related to the Mergers
Expenses. There can be no assurance that future expenses will not increase or that expense savings (if any) will be realized. Moreover, the level of expense savings (if any) will vary depending upon the combination of the proposed Mergers.
The Merger of both Target Funds into the Acquiring Fund is expected to result in the highest Total Expense Ratio (both including and excluding interest expense) of any of the possible combinations of the Mergers. The Merger of only GGM into the Acquiring Fund is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Merger of only GPM into the Acquiring Fund.
Neither the Funds nor the Investment Adviser will pay any expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The allocation of costs of the Mergers between the Funds and the Adviser is described in the “Board Considerations and Reasons for the Mergers” section below.
Premium/Discount to NAV. As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as short-term trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Mergers.
Since each Fund’s inception, the common shares of GPM have historically traded generally at a discount, the common shares of GOF have historically traded generally at a premium and the common shares of GGM have historically traded roughly equally at a premium and discount.  As of March 31, 2021, GPM traded at a discount of ‑11.64%, GGM traded at a premium of 11.70% to NAV, and GOF traded at a premium of 24.13% To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, such Target Fund’s shareholders may be negatively impacted if the Mergers are consummated. In addition, to the extent the Acquiring Fund is trading at a narrower discount (or a wider premium) than a Target Fund at the time of the Mergers, the Acquiring Fund’s shareholders may be negatively impacted if the Merger of such Target Fund is consummated. The Acquiring Fund’s shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount or premium improves.
There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Mergers, the Combined Fund shares may trade at a price that is less than the Acquiring Fund’s market price prior to the Mergers. In the Mergers, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Mergers.
Tax Considerations. See “U.S. Federal Income Tax Consequences of the Mergers” for a summary of certain U.S. federal income tax consequences of the Mergers.
Risks Generally. The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as GOF. See “Comparison of Risks” for a comparison and discussion of the Funds’ investment risks.
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS
General
The Mergers seek to combine three Funds that have the same investment adviser, sub-adviser and Trustees. Two of the Funds, GGM and GOF, have similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Although GOF’s investment objective and strategies overall are different from GPM’s strategies, GOF’s strategies include an equity component that would allow it to continue to provide GPM shareholders with certain equity exposures post-Merger based on the Adviser’s view of market conditions.  See “Comparison of the Funds.”
The Board of each Fund, including the Independent Trustees, has unanimously approved its Merger(s), including its respective Merger Agreement(s). Assuming each Target Fund’s shareholders approve its respective Target Fund’s Merger and GOF’s shareholders approve the Mergers, each Target Fund will merge directly with and into the Acquiring Fund and, in connection with such Merger, the Acquiring Fund will issue additional Acquiring Fund Shares and list such common shares on the NYSE. The Acquiring Fund will continue to operate after the Merger(s) as a registered, diversified, closed-end investment company with the investment objective and policies described in this Combined Proxy Statement/Prospectus.
In each Merger, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate NAV (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Merger will equal the aggregate NAV (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Merger, (although Target Fund shareholders may receive cash for their fractional common shares). In the Mergers, shareholders of each Target Fund will receive Acquiring Fund Shares based on the relative NAV, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Mergers.

Terms of the Merger
The following is a summary of the significant terms of the Merger Agreements. This summary is qualified in its entirety by reference to the Form of Merger Agreement attached as Exhibit B to this Combined Proxy Statement/Prospectus.
Valuation of Assets and Liabilities. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.
Amendments and Conditions. The Merger Agreements may be amended or modified by the parties hereto by an instrument in writing signed on behalf of each of the Funds except as prohibited by law. The obligations of each Fund pursuant to the applicable Merger Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the respective Target Funds, approval of the Mergers by the shareholders of GOF, receipt of an opinion of counsel as to tax matters, and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.
Postponement; Termination. Under the Merger Agreements, the Board of any Fund may cause a Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Merger Agreements may be terminated, and the Mergers abandoned at any time (whether before or after adoption thereof by the shareholders of any of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of any Fund if any condition to that Fund’s obligations set forth in the pertinent Merger Agreement has not been fulfilled or waived by such Board.
Surrender and Exchange of Share Certificates. The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate NAV (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.
Please do not send in any share certificates at this time. Upon consummation of the Mergers, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares and, if applicable, cash in lieu of fractional common shares.
From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Merger.
Expenses of the Merger. Regardless of whether the Mergers are completed, the costs associated with the Special Meeting and Mergers will be borne by the Adviser. To the extent there are transaction costs associated with portfolio repositioning prior to the Mergers, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Mergers, such costs will be borne by the Combined Fund.  It is not anticipated that it will be necessary to materially reposition GGM’s or GPM’s portfolio outside the normal course of trading in anticipation of the Mergers. Under current market conditions and based on current portfolio models, it is anticipated that the majority of GPM’s and GGM’s portfolio holdings will be retained by the Combined Fund, though this could change based on market conditions. The Funds currently anticipate that transaction costs associated with portfolio repositioning transactions are expected to be de minimis and the potential impact of any portfolio repositioning will be insignificant, although such estimates are subject to change based upon market conditions and other factors.
Board Considerations and Reasons for the Mergers
The Board of each Fund considered its Merger(s) at meetings held on February 17-18, 2021 and April 12, 2021 (reconvened April 20, 2021). The Adviser provided each Board with information regarding the proposed Mergers, including the rationale for the Mergers and its considerations of alternatives to the Mergers. The Board of each Fund also received materials, including in response to certain requests, outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. Based on the considerations deemed relevant by each Trustee, the Board of each Fund, including the Independent Trustees, unanimously concluded that completion of its Merger(s) is in the best interests of such Fund and that the interests of its existing shareholders would not be diluted as a result of the Merger(s). Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight and assigned different degrees of materiality to various factors.
The GPM Board recommends that shareholders of GPM vote “FOR” GPM’s proposed Merger.
The GGM Board recommends that shareholders of GGM vote “FOR” GGM’s proposed Merger.
The GOF Board recommends that shareholders of GOF vote “FOR” GOF’s proposed Merger with GPM.
The GOF Board recommends that shareholders of GOF vote “FOR” GOF’s proposed Merger with GGM.
The Adviser recommended that the Board of each Fund approve its Merger(s) based on the Adviser’s belief that the Mergers will benefit the shareholders of each Target Fund and the Acquiring Fund, including the following benefits:
Enhanced investment opportunities. The Adviser believes that, in the current, unpredictable, changing economic and market environments, the expanded flexibility offered by GOF’s investment strategies as compared to those of GPM and GGM and the potential to adjust GOF’s portfolio to optimize asset allocations in response to investment views would benefit existing shareholders of GPM and GGM.  The Adviser also believes that such flexibility would be beneficial in other economic and market environments that may arise and that GOF could benefit from the additional assets of GPM and GGM to further diversify its investments and seek to mitigate risk, noting, among other things, that an increased allocation to equities from the additional assets of GPM aligns with the Adviser’s current view of the equity market.
While GPM invests primarily in equity instruments and GGM invests primarily in fixed-income instruments, GOF has a less “constrained” strategy and has the ability to invest in a wide range of both debt (without limitation) and equity securities (up to 50% of its total assets).  Relative to GOF, GPM and GGM therefore currently provide relatively limited ability to position their portfolios to more fully implement the Adviser’s macro views. Particularly given recent market volatility and the Adviser’s market and economic outlook, the Adviser believes that each of GPM and GGM would benefit from GOF’s ability to dynamically adjust its portfolio allocations among a wider variety of asset classes and investment types.
As an alternative to the Mergers, the Adviser considered adjusting the investment strategies of each of GPM and GGM; however, the Adviser noted that this alternative would not generate economies of scale and would otherwise be relatively inefficient compared to the Mergers. The Adviser believes the more cost-efficient way over time for each of GPM and GGM to access a wider assortment of exposures is through a merger with GOF.
Better performance potential and risk/return profile. Compared to GPM and GGM, GOF has the strongest long-term historical performance since the inception of each Fund and the strongest ratings by market research firms.

GOF has provided better historical performance than GPM and GGM over the 5-year and 10-year periods (each as of March 31, 2021) and since inception periods. GOF has also provided a better risk/return profile and carries higher ratings by market research firms. Since its inception (July 26, 2007), GOF has provided average annual returns of approximately 11% and over that period, has significantly outperformed relevant equity and fixed income indices, including the S&P 500 Index (average annual yearly returns of approximately 9.5%) and the Bloomberg Barclays US Aggregate Bond Index (average annual yearly returns of approximately 4.6%).
GOF is also more highly regarded within its peer group than GPM and GGM by industry research groups. For example, as of February 12, 2021, GOF was rated five-stars by Morningstar, while GPM and GGM were rated three and four stars, respectively.
The Combined Fund may thus offer GPM and GGM shareholders better performance potential with lower risk.  The infusion of assets into GOF would provide GOF with additional capital and scale to pursue its investment objective over a variety of future investing environments.
Past performance is not necessarily an indication of how a Fund will perform in the future and there can be no assurance that the Combined Fund’s performance will exceed that of the Funds.
Reduced expenses for GGM and GOF shareholders. For purposes of comparing each Fund’s expenses, we have assumed that each Fund would have the same leverage of 33.3%, which is the amount of leverage that the Combined Fund estimates using the year following the Merger(s), although this is subject to change. A Fund that utilizes greater leverage will incur more interest expense and will pay a greater advisory fee (as a percentage of net assets) because each Fund’s advisory fee is calculated based on Managed Assets (as defined below). Assuming 33.3% leverage for each Fund, as a result of the Mergers, it is anticipated that shareholders of GGM and GOF could benefit from lower total expenses, excluding interest expense and acquired fund fees and expenses, as shareholders of the Combined Fund. Although shareholders of GPM would be expected to experience higher total expenses as shareholders of the Combined Fund, the Adviser believes the increase in total expenses for the GPM shareholders would be more than offset by the enhanced performance potential, greater investment flexibility and other anticipated benefits of the Merger. The Adviser currently anticipates utilizing approximately 33% leverage for the Combined Fund post-Merger and maintaining GOF’s current leverage strategy (i.e., utilizing a combination of a credit facility and reverse repurchase agreements). Without assuming leverage of 33.3% for each Fund and excluding interest expense and acquired fund fees and expenses, the Total Expense Ratio of the Combined Fund would be lower than the current Total Expense Ratio of GGM, as of March 31, 2021, but the Total Expense Ratio of the Combined Fund would be higher than the current Total Expense Ratio of GPM and GOF, as of March 31, 2021.
The Adviser noted that there can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the Adviser noted that the level of expense savings (if any) will vary depending upon which Mergers are completed.

Improved liquidity. The Combined Fund will have a larger number of outstanding shares than any Fund individually. The Adviser anticipates that average daily trading volume would increase for shareholders of each Fund, both in terms of shares and dollars. In addition, as a result of the Mergers, the Adviser anticipates that the Combined Fund’s net and total assets would exceed $1.4 billion (based on the Funds’ total assets as of March 31, 2021), which could generate additional interest from analysts and broader investing community. As a result, the Adviser believes that the Combined Fund could offer shareholders of each Fund reduced share price volatility and improved shareholder liquidity. The Adviser noted that the Mergers could also result in reduced transaction costs through tighter bid/ask spreads and improved trade execution for shareholders for each Fund.  The Adviser also believes that shareholders of each Fund could benefit from greater visibility of the Combined Fund from the investing community, resulting in more liquidity and secondary market support.
Shareholder value preservation. The Adviser noted that since inception, common shares of GOF have historically traded generally at a premium whereas the common shares of GPM have historically traded generally at a discount and the common shares of GGM have historically traded roughly equally at a premium and discount. Consistent with the Funds’ historical trading spreads, GOF has recently traded at a higher premium than GPM and GGM (as of March 31, 2021, GPM traded at a discount of -11.64%, GGM traded at a premium of 11.70%, and GOF traded at a premium of 24.13%). The Adviser believes that shareholders of GGM and GPM may benefit from market value preservation, including discount mitigation. The Adviser also noted that, for GPM, such discount mitigation could protect against potentially harmful shareholder activism.

The Adviser noted that there can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at, above or below NAV. To the extent each Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, the Target Fund’s shareholders may be negatively impacted if one or both Mergers are consummated. In addition, to the extent the Acquiring Fund is trading at a narrower discount (or a wider premium) than a Target Fund at the time of the Mergers, the Acquiring Fund’s shareholders may be negatively impacted if the Merger of such Target Fund is consummated.

In addition to considering the Adviser’s recommendation and rationale for the Mergers as described above, the Board of each Fund also considered the following in approving and making its determination regarding its Merger(s):
Distributions. The Board of each Fund noted that GPM currently pays a quarterly distribution of $0.12 per common share while GGM and GOF currently pay a monthly distribution of $0.1813 per common share and $0.1821 per common share, respectively. The Board of each Fund noted that it is anticipated that the Combined Fund will continue to pay monthly distributions at GOF’s current monthly rate of $0.1821 per common share. The Board of each Fund also noted that, given current differences between GPM’s and GOF’s market prices, as well as distribution amount and frequency, among other factors, the distribution rate for GPM shareholders would be expected to materially increase post-Merger.
The Board of each Fund noted that a Fund’s distribution rate is influenced by numerous variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. The Board of each Fund also noted that there can be no assurance that the future earnings of the Combined Fund after the Mergers will remain constant. In addition, the Board of each Fund considered that the Combined Fund’s future earnings will vary depending upon which Mergers are completed.
Alternatives to the Mergers. The Board of each Fund considered various alternatives, including, for each Target Fund, continuing to operate such Fund as a separate Fund and implementing strategy changes, liquidating such Fund and other merger combinations involving such Fund, and, for the Acquiring Fund, repositioning such Fund’s existing exposures. In addition, the Board of each Fund considered the Adviser’s evaluation of each alternative.
Compatibility of the Investment Objectives, Policies and Related Risks. The Board of each Fund noted that each Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company with the same or a similar investment objective and substantially greater net assets and, for Target Fund shareholders, different investment policies and, as a result, the style and risk/return profile of the Acquiring Fund will differ from those of the Target Funds’ current investments, as described in “Comparison of the Funds.”
Consistency of Portfolio Management. The Board of each Fund noted that GFIA serves as investment adviser to each Fund and GPIM serves as investment sub-adviser to each Fund and that GFIA and GPIM will continue to serve in their respective capacities for the Combined Fund post-Merger. As a result, each Fund’s shareholders will benefit from the experience and expertise of GOF’s portfolio management team.
Anticipated Tax-Free Merger. The Board of each Fund noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional shares), as each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
Terms of the Merger and Impact on Shareholders. The Board of each Fund noted that the aggregate NAV (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Mergers will equal the aggregate NAV (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Mergers, and the NAV of Target Fund shares will not be diluted as a result of the Mergers. The Board of each Fund noted, however, that no fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Mergers, and Target Fund shareholders will receive cash in lieu of such fractional shares.
Effect on Shareholder Rights. The Board of each Fund noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Capital Loss Carryforwards Considerations. The Board of each Fund considered that capital loss carryforwards of the Combined Fund attributable to each Fund that participates in a Merger may be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Merger.
Potential Effects of the Mergers on Undistributed Net Investment Income. The Board of each Target Fund noted that all of the undistributed net investment income, if any, of its Target Fund is expected to be distributed to such Target Fund’s respective shareholders prior to the Mergers if such Target Fund’s Merger is approved by shareholders.
ATM Programs. The Board of each Fund considered that GOF and GGM currently implement shelf offerings via at-the-market (“ATM”) programs, noting the Adviser’s statement that the ATM programs have benefitted the Funds by allowing the issuance of shares above NAV, leading to NAV accretion and performance, greater liquidity, visibility and the potential for reduced expense ratios.  The Board of each Fund noted that each Fund’s shareholders could benefit from GOF’s ATM program, which is expected to continue post-Merger.
Portfolio Repositioning and Expected Costs of the Merger. The Board of each Fund considered the terms and conditions of its Fund’s Merger Agreement(s), including the estimated costs associated with each Merger and the allocation of such costs. The Board noted that regardless of whether the Mergers are completed, the costs associated with the Special Meeting and Mergers will be borne by the Adviser. To the extent there are transaction costs associated with portfolio repositioning prior to the Mergers, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Mergers, such costs will be borne by the Combined Fund. The Board of each Fund further noted that it is not anticipated that it will be necessary to materially reposition GGM’s or GPM’s portfolio outside the normal course of trading in anticipation of the Mergers and that under current market conditions and based on current portfolio models, it is anticipated that the majority of GGM’s and GPM’s portfolio holdings will be retained by the Combined Fund, though this could change based on market conditions. The Board of each Fund noted that the Funds anticipated that transaction costs associated with portfolio repositioning transactions are expected to be de minimis and the potential impact of any portfolio repositioning will be insignificant, although such estimates are subject to change based upon market conditions and other factors. In addition, the Board of each Fund noted that the Combined Fund could incur capital gains in connection with sales of portfolio securities that may occur in connection with the integration of the Funds’ portfolios.
Potential Benefits to the Investment Adviser and its Affiliates. The Board of each Fund recognized that the Mergers may result in some benefits and economies of scale for the Investment Adviser and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the Guggenheim closed-end fund complex. The Board of each Fund noted that the contractual investment advisory fee rate of the Combined Fund will be 1.00%, which is higher than the current contractual investment advisory fee rate of GPM and the same as the current contractual investment advisory fee rate of the Acquiring Fund. The Board of each Fund considered that as a result, the completion of the Mergers could result in an increase in aggregate fee revenue paid to the Adviser by the Funds.  The Board of each Fund considered whether any economies of scale that may be realized by the Investment Adviser and its affiliates in connection with the Mergers would be shared with shareholders of the Combined Fund, noting the Adviser’s view that the contractual advisory fee rate of GOF assumes the achievement of certain economies of scale and compares competitively to contractual advisory fee rates of peer funds.
Merger of a Single Target Fund. The Board of each Fund considered that to the extent the Merger of one Target Fund is not completed but the Merger of the other Target Fund is completed, any benefits (including expense savings) expected to be realized by the Combined Fund may be reduced or may not be realized.
Conclusion. Based on its consideration of the Merger of each Fund, the Board of each Fund recommends that shareholders approve of the proposal (or proposals) related to Merger(s) of their Fund. Each Board’s determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.
U.S. Federal Income Tax Consequences of the Mergers
The following is a general summary of U.S. federal income tax consequences of the Mergers. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.
It is a condition to the closing of each Merger that the respective Target Fund and the Acquiring Fund each receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Dechert LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Merger will be consummated in accordance with the applicable Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If a Merger were not to qualify as a reorganization under the Code, the tax consequences could materially and adversely differ from those described herein.
As a reorganization, the U.S. federal income tax consequences of each Merger can be summarized as follows:
•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Merger.
•
No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Merger (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•
The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•
The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Merger will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

•
A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Merger will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will generally recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Merger is consummated.

•
The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Merger will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Merger, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare and pay one or more distributions to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, recognized up to and including the Closing Date, and net capital gains, if any, recognized up to and including the Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.
The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of each of the acquired Target Funds. The capital loss carryforwards of the Acquiring Fund and each Target Fund will each be subject to the tax loss limitation rules described below to the extent such Fund undergoes an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Merger and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.
The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, the tax loss limitation rules (outlined above), the projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment(including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain.
Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Funds would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Mergers. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Merger, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Merger occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Merger were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.
In addition, for five years beginning on the Closing Date of a Merger, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.
Management of the Funds
 The Board. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Trustees, a brief biography for each Trustee and additional information relating to the Board are included in the Statement of Additional Information.
 The Adviser. GFIA acts as the investment adviser for each Fund.
Under the Investment Advisory Agreement each Fund has with GFIA, GFIA is entitled to receive an investment advisory fee at an annual rate equal to: 0.80% of GPM’s average daily Managed Assets, 1.00% of GGM’s average daily Managed Assets and 1.00% for GOF’s average daily Managed Assets. “Managed Assets” means the total assets of a Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Each Fund and GFIA have entered into investment sub-advisory agreements with GPIM. The below table shows each Fund’s sub-advisory fee rate of the average daily Managed Assets of each Fund that GFIA pays to GPIM.
Fund	GPIM Sub-Advisory Fee
GGM (Target Fund)	0.50% of the average daily Managed Assets
GPM (Target Fund)	0.40% of the average daily Managed Assets
GOF (Acquiring Fund)	0.50% of the average daily Managed Assets
GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. If either or both of the Mergers are approved and consummated, the Combined Fund will pay GFIA a monthly investment advisory fee at an annual rate of 1.00% of the Combined Fund’s average daily Managed Assets and GFIA will pay GPIM a monthly sub-advisory fee at an annual rate of 0.50% of the Combined Fund’s average daily Managed Assets.
A discussion regarding the basis for the approval of the investment advisory agreement and the investment sub-advisory agreement(s) of each Fund by the Board of each Fund is provided on Form N-CSR in the semi-annual report for GPM and the annual reports for GGM and GOF, each of which is available at www.sec.gov or by visiting www.guggenheiminvestments.com.
The Investment Adviser is located at 227 West Monroe Street, Chicago, Illinois 60606, GPIM is located at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401 and each are wholly owned subsidiaries of Guggenheim. Guggenheim is a global, diversified financial services firm with more than $315 billion in assets under supervision as of March 31, 2021.  Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking and capital markets services. Guggenheim Investments represents the investment management division of Guggenheim. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe and Asia.
Portfolio Managers of the Combined Fund. GFIA will continue to serve as investment adviser to the Combined Fund and GPIM will continue to serve as investment sub-adviser to the Combined Fund. The portfolio managers of the Combined Fund are expected to consist of the portfolio managers who currently serve as portfolio managers of GOF—B. Scott Minerd, Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager of GPIM; Anne B. Walsh, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of GPIM; Steven H. Brown, Senior Managing Director and Portfolio Manager of GPIM, and Adam J. Bloch, Managing Director and Portfolio Manager of GPIM—and one portfolio manager who currently serves as a portfolio manager of GPM—Perry Hollowell, Director and Portfolio Manager of GPIM.
B. Scott Minerd, Chief Investment Officer and Chief Executive Officer. Since 2001, Mr. Minerd has served as Chief Investment Officer of the Sub-Adviser, guiding the investment strategies of the sector portfolio managers. He was formerly a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. In this position, he was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest-rate swaps trading business units. Previously, Mr. Minerd was Morgan Stanley’s London-based European Capital Markets Products Trading and Risk Manager responsible for Eurobonds, Euro-MTNs, domestic European Bonds, FRNs, derivative securities and money market products in 12 European currencies and Asian markets. Mr. Minerd has also held capital markets positions with Merrill Lynch and Continental Bank and was a Certified Public Accountant working for Price Waterhouse. Mr. Minerd holds a BS degree in Economics from the Wharton School, University of Pennsylvania and has completed graduate work at both the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania.
Anne Bookwalter Walsh, Assistant Chief Investment Officer and Senior Managing Director. Ms. Walsh joined Guggenheim Partners and the Sub-Adviser in 2007. As a senior member of the Sub-Adviser’s Portfolio Construction Group, she will assist with the development of the Fund’s asset allocation strategies. Prior to joining Guggenheim Partners, she was Senior Vice President and the Chief Investment Officer for Reinsurance Group of America, where she was employed from 2000 to 2007. Prior to that role, Ms. Walsh served as Vice President and Senior Investment Consultant for Zurich Scudder Investments. Earlier, she held roles at Lincoln Investment Management and American Bankers Insurance Group. Ms. Walsh received her BSBA and MBA from Auburn University and her JD from the University of Miami School of Law. She is a CFA Charter holder, a Fellow of the Life Management Institute and a member of the CFA Institute.
Steve Brown, Managing Director and Portfolio Manager. Mr. Brown joined Guggenheim Investments in 2010 and is a part of the Portfolio Management team for Guggenheim Investments’ Active Fixed Income and Total Return mandates. Mr. Brown is involved in all facets of portfolio management including working with the senior

Portfolio Managers and CIOs to develop and apply the macro and sector level views at the individual portfolio level. Additionally, he works closely with the sector teams and portfolio construction to implement trades and optimize portfolios. Prior to joining the portfolio management team in 2012, Mr. Brown worked in the non-mortgage asset backed securities group. His responsibilities on that team included trading, sourcing and evaluating investment opportunities and monitoring credits. Prior to joining Guggenheim Investments, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA institute.
Adam Bloch, Director and Portfolio Manager. Mr. Bloch joined Guggenheim in 2012. He works directly with sector traders, research heads, and risk managers and is responsible for buy and sell recommendations, day-to-day risk monitoring, and various special projects for Guggenheim’s Total Return mandates. In addition to his fixed-income responsibilities, Mr. Bloch helps with implementation of various macro overlays on certain portfolios. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancing across multiple industries. Mr. Bloch graduated from the University of Pennsylvania.
Perry Hollowell, Director and Portfolio Manager. Mr. Hollowell is a portfolio manager of Enhanced Equity Strategies at Guggenheim Partners. Mr. Hollowell joined Guggenheim in 2013 as the Senior Research Analyst on the Investment Research Team. Prior to joining Guggenheim, Mr. Hollowell worked at Goldman Sachs for six years as a Macro Portfolio Manager in the internal hedge fund – Principal Strategies. Mr. Hollowell holds a B.S. in Accounting and Finance from Georgetown University and an MBA from the University of Chicago Booth School of Business. Mr. Hollowell is also a charter holder of the Chartered Financial Analyst (CFA), Chartered Market Technician (CMT), and Chartered Alternative Investment Analyst (CAIA) designations.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation of, other accounts managed and ownership of securities in each Fund by each portfolio manager of the Combined Fund.
Other Service Providers. Certain other service providers for the Funds are as follows:
Service	Service Provider to the Funds
Custodian	The Bank of New York Mellon
Transfer Agent and Registrar	Computershare Trust Company, N.A.
Dividend Disbursing Agent	Computershare Trust Company, N.A.
Administrator	MUFG Investor Services (US) LLC*
Fund Accounting Agent	MUFG Investor Services (US) LLC*
Independent Registered Public Accounting Firm	Ernst & Young LLP
Fund Counsel	Dechert LLP
Counsel to the Independent Trustees	Vedder Price P.C.

*
Formerly Rydex Fund Services, LLC. On October 4, 2016, Guggenheim completed a sale of Rydex Fund Services, LLC to the global asset servicing group of Mitsubishi UFJ Financial Group which was later renamed MUFG Investor Services (US) LLC.  Pursuant to an administration agreement, MUFG provides certain administrative, bookkeeping and accounting services to the Funds. Pursuant to a fund accounting agreement, MUFG performs certain accounting services, including maintaining ledgers; computing per share NAV, income, gains, yields; verifying and reconciling daily trade activity; accruing expenses and determining outstanding receivables and payables; providing accounting reports; and providing accounting services and data in connection with regulatory filings.

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian. Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as transfer agent, registrar, dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, for the common shares of the Fund.
It is not anticipated that the Merger will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Mergers, the service providers to the Acquiring are anticipated to be the service providers to the Combined Fund.

Capitalization
The tables below set forth (i) the capitalization of the Funds as of June 15, 2021, and (ii) the pro forma capitalization of the Combined Fund as if (a) the proposed Mergers of all of the Funds had occurred on June 15, 2021, (b) the proposed Merger of only GPM into GOF had occurred on June 15, 2021 and (c) the proposed Mergers of GGM into GOF had occurred on June 15, 2021.
Capitalization as of June 15, 2021 (Unaudited)
Mergers of both GPM and GGM into GOF
	GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)	Adjustments	Pro forma Combined Fund (Both Target Funds into GOF)
Net assets	$420,536,862	$200,741,761	$882,629,361	$0	$1,503,907,984
Common shares outstanding(a)	48,342,587	10,537,074	51,895,264	36,524,316(b)	88,419,580
NAV per share	$8.70	$19.05	$17.01		$17.01

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(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)	Reflects adjustments due to differences in per share NAV.
Merger of only GPM into GOF
	GPM (Target Fund)	GOF (Acquiring Fund)	Adjustments	Pro forma Combined Fund (GPM into GOF)
Net assets	$420,536,862	$882,629,361	$0	$1,303,166,223
Common shares outstanding(a)	48,342,587	51,895,264	24,722,920(b)	76,618,184
NAV per share	$8.70	$17.01		$17.01

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(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)	Reflects adjustments due to differences in per share NAV.
Merger of only GGM into GOF
	GGM (Target Fund)	GOF (Acquiring Fund)	Adjustments	Pro forma Combined Fund (GGM into GOF)
Net assets	$200,741,761	$882,629,361	$0	$1,083,371,122
Common shares outstanding(a)	10,537,074	51,895,264	11,801,397(b)	63,696,661
NAV per share	$19.05	$17.01		$17.01

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(a)	Based on the number of outstanding common shares listed in “Common shares outstanding” table.
(b)	Reflects adjustments due to differences in per share NAV.

Portfolio Turnover
Each Fund buys and sells securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Funds to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

Historical Portfolio Turnover Rates
Fiscal Year Ended[1]:	GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
2020	34%	52%	41%
2019	22%	52%	38%
2018	25%	46%	48%
(1)   Fiscal year ended May 31 for GGM and GOF and December 31 for GPM.
It is currently anticipated that transaction costs associated with portfolio repositioning transactions will be de minimis and the potential impact of any portfolio repositioning will be insignificant. Such estimate is subject to change based upon market conditions and other factors.
Additional Information About the Common Shares of the Fund
Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s declaration of trust.
Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.
Outstanding Common Shares as of March 31, 2021
Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
GPM (Target Fund)	Common Stock	Unlimited	None	48,342,587
GGM (Target Fund)	Common Stock	Unlimited	None	10,185,507
GOF (Acquiring Fund)	Common Stock	Unlimited	None	49,509,366

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Share Price Data. The following table sets forth, for the periods indicated, the high and low premium and/or discount to NAV for a share of common shares of each Fund. For the periods shown, the market price of the common shares of each Fund has fluctuated between a maximum discount and a maximum premium. It is not possible to predict whether common shares of the Combined Fund will trade at a premium or discount to NAV following the Mergers, or what the magnitude of any such premium or discount might be.
As of March 31, 2021, the NAV per common share of GPM was $8.16 and the market price per common share was $7.12, representing a discount of -11.64%, the NAV per common share of GGM was $18.80 and the market price per common share was $21.00, representing a premium of 11.70% and the NAV per common share of GOF was $16.91 and the market price per common share was $20.99, representing a premium of 24.13%.
GPM (Target Fund)
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2021	$7.21	$6.41	$8.16	$7.29	(11.64)%	(12.07)%
December 31, 2020	$6.56	$5.34	$7.38	$6.24	(11.11)%	(14.42)%

September 30, 2020	$5.78	$5.24	$6.75	$6.08	(14.37)%	(13.82)%
June 30, 2020	$5.96	$4.53	$6.70	$4.88	(11.04)%	(7.17)%
March 31, 2020	$8.35	$3.74	$8.14	$4.69	2.58%	(20.26)%
December 31, 2019	$8.21	$7.52	$8.02	$7.36	2.31%	2.17%
September 30, 2019	$8.22	$7.66	$8.09	$7.46	1.61%	2.68%
June 30, 2019	$8.14	$7.62	$7.93	$7.99	2.65%	0.40%
March 31, 2019	$8.03	$6.79	$8.01	$6.86	0.25%	(1.02)%

GGM (Target Fund)
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2021	$21.00	$19.78	$18.80	$18.80	11.70%	5.21%
December 31, 2020	$19.77	$17.85	$18.82	$17.70	5.05%	0.85%
September 30, 2020	$18.39	$17.41	$17.82	$17.33	3.20%	0.46%
June 30, 2020	$17.90	$13.69	$17.18	$15.15	4.19%	(9.64)%
March 31, 2020	$20.49	$11.98	$19.33	$15.90	6.00%	(24.65)%
December 31, 2019	$20.46	$19.71	$19.19	$19.28	6.62%	2.23%
September 30, 2019	$20.80	$19.75	$19.79	$19.38	5.10%	1.91%
June 30, 2019	$21.49	$20.21	$20.02	$19.94	7.34%	1.35%
March 31, 2019	$21.46	$18.54	$19.62	$19.21	9.38%	(3.49)%
December 31, 2018	$22.33	$17.17	$21.13	$19.28	5.68%	(10.94)%
September 30, 2018	$23.04	$21.65	$21.13	$21.29	9.04%	1.69%
June 30, 2018	$22.85	$21.25	$21.49	$21.69	6.33%	(2.03)%

GOF (Acquiring Fund)
	Market Price Per Share		NAV Per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Period Ended	High	Low	High	Low	High	Low
March 31, 2021	$21.39	$19.30	$17.17	$16.97	24.58%	13.73%
December 31, 2020	$19.43	$17.48	$16.87	$16.03	15.17%	9.05%
September 30, 2020	$18.46	$16.95	$16.15	$15.76	14.30%	7.55%
June 30, 2020	$17.51	$14.51	$15.67	$14.40	11.74%	0.76%
March 31, 2020	$18.91	$11.82	$17.14	$15.25	10.33%	(22.49)%
December 31, 2019	$19.72	$17.95	$17.22	$17.09	14.52%	5.03%
September 30, 2019	$20.88	$18.56	$17.81	$17.46	17.24%	6.30%
June 30, 2019	$20.52	$19.61	$17.76	$17.86	15.54%	9.80%
March 31, 2019	$20.46	$18.82	$18.02	$17.97	13.54%	4.73%
December 31, 2018	$21.41	$17.31	$19.01	$17.83	12.62%	(2.92)%
September 30, 2018	$22.31	$20.58	$19.14	$18.96	16.56%	8.54%
June 30, 2018	$21.95	$20.20	$19.03	$19.12	15.34%	5.65%

Distributions
GPM declares and pays quarterly distributions to shareholders, whereas each of GGM and GOF declare and pay monthly distributions to shareholders. Unlike GGM and GOF, GPM, acting pursuant to a SEC exemptive order and with the approval of the Board of GPM, adopted a managed distribution policy (the “Managed Distribution Policy” or “MDP”) effective with its June 30, 2017, distribution. Pursuant to the Managed Distribution Policy, GPM distributes a fixed amount per share on a quarterly basis to holders of GPM’s common shares.

Under the Managed Distribution Policy, GPM distributes all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Code. If sufficient investment income is not available on a quarterly basis, GPM distributes capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each distribution to shareholders is at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of such distributions or from the terms of the Managed Distribution Policy. The Adviser does not anticipate adopting a managed distribution policy for the Combined Fund as part of the Mergers.
The tax treatment and characterization of the Combined Fund’s distributions may vary significantly from time to time because of the varied nature of the Combined Fund’s investments. The Combined Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Combined Fund’s distributions made in a calendar or fiscal year cannot be determined until after the end of that fiscal year. As a result, there is a possibility that the Combined Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Combined Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Combined Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
Various factors will affect the level of the Combined Fund’s net investment income, such as its asset mix, its level of retained earnings and the amount of leverage utilized by the Combined Fund and the effects thereof. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or GOF if the Mergers were not completed. To permit the Combined Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Combined Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Combined Fund for any particular month may be more or less than the amount actually earned by the Combined Fund during that month. Undistributed earnings will increase the Combined Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Combined Fund’s NAV. Holders of the Combined Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Combined Fund or common shares of the Combined Fund purchased in the open market in accordance with the Combined Fund’s Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Combined Fund’s common shares may be reinvested automatically in the Combined Fund’s common shares, see “Dividend Reinvestment Plan” as follows.
Dividend Reinvestment Plan
Under each Fund’s Dividend Reinvestment Plan (the “Plan”), a common shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the common shareholder elects to receive cash. Distributions with respect to common shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional common shares under the Plan, unless the broker or nominee does not participate in the Plan or the common shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A. as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time common shares are valued for purposes of determining the number of common shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new common shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue common shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value. If the Fund should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the common shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Fund for reinvestment of dividends or distributions in common shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the common shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of an income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, Computershare, P.O. Box 30170, College Station, TX 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.
Certain Provisions of the Governing Documents
The Combined Fund will be governed by the governing documents of GOF. The governing documents of GOF are similar to the governing documents of GPM and GGM.
The Combined Fund’s declaration of trust will include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Combined Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Combined Fund. Such attempts could have the effect of increasing the expenses of the Combined Fund and disrupting the normal operation of the Combined Fund.
The Board of the Combined Fund will be divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a two-year term.  Under the governing documents, a director may only be removed from office for cause, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the outstanding shares then entitled to vote in an election of such Trustee.
The Combined Fund’s declaration of trust will provide that the holders of a majority of the shares entitled to vote on any matter at a meeting present in person (which includes attendance by remote communication) or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. The Combined Fund’s declaration of trust will also require affirmative vote of either (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less, of the Combined Fund to approve any merger or consolidation with any other corporation, association, trust or other organization or sale, lease or exchange all or substantially all of the Fund property, including its goodwill.
Reference should be made to the declaration of trust of each Fund on file with the SEC at www.sec.gov for the full text of these provisions.
Voting Rights
Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.
Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.
Appraisal Rights
Shareholders of each Fund do not have appraisal rights for their common shares in connection with the Mergers because Delaware statutory trust law and each Fund’s governing documents do not provide for appraisal rights.
Shareholder Information
As of the Record Date, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund.  To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.
Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class
GGM(a)
Common shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,108,678	11.70%
GPM(b) Common shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail, Pittsford, New York 14534	4,838,871	10.01%

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(a)
Based on Schedule 13G/A filed with the SEC on January 29, 2021.  Upon consummation of the Merger(s), the noted shareholder is expected to beneficially own less than 5% of the Combined Fund’s outstanding common shares (regardless of whether only GGM merges into GOF or whether both GGM and GPM merge into GOF).

(b)
Based on Schedule 13G filed with the SEC on January 8, 2021. Upon consummation of the Merger(s), the noted shareholder is expected to beneficially own less than 5% of the Combined Fund’s outstanding common shares (regardless of whether only GPM merges into GOF or whether both GGM and GPM merge into GOF).

VOTING INFORMATION
General
A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date
The Funds have fixed the close of business on May 24, 2021, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.
As of the Record Date, the Funds had the following number of common shares outstanding:
GPM (Target Fund)	GGM (Target Fund)	GOF (Acquiring Fund)
48,342,588	10,420,624	51,221,852
Quorum
For GPM, GGM and GOF, the holders of a majority of the shares entitled to vote on the proposal must be present in person (which includes attendance by remote communication) or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of Guggenheim, will determine whether or not a quorum is present at the Special Meeting.
Voting Requirements
Proposal 1(A): The shareholders of GPM are being asked to approve the GPM Merger Agreement. Shareholder approval for Proposal 1(A) requires the affirmative vote by a 1940 Act Majority of GPM’s shareholders.
Proposal 1(B): The shareholders of GGM are being asked to approve the GGM Merger Agreement. Shareholder approval for Proposal 1(B) requires the affirmative vote by a 1940 Act Majority of GGM’s shareholders.
Proposal 1(C): The shareholders of GOF are being asked to approve the GPM Merger Agreement, including the issuance of additional common shares of GOF in connection therewith. Shareholder approval for Proposal 1(C) requires the affirmative vote by a 1940 Act Majority of GOF’s shareholders.
Proposal 1(D): The shareholders of GOF are being asked to approve the GGM Merger Agreement, including the issuance of additional common shares of GOF in connection therewith. Shareholder approval for Proposal 1(D) requires the affirmative vote by a 1940 Act Majority of GOF’s shareholders.
GOF’s common shares are listed on the NYSE and the new shares to be issued in connection with the Mergers will be listed on the NYSE. Approval of each Merger Agreement by shareholders of GOF will constitute approval of the common shares to be issued pursuant to such Merger Agreement in accordance with Section 312 of the NYSE Listed Company Manual, which requires a listed company to obtain shareholder approval prior to the issuance of common shares if any transaction or series of transactions would result in an increase by 20% or more in the amount of shares outstanding.
Proxies
We urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the internet so your common shares will be represented at the Special Meeting. Instructions regarding how to vote via telephone or the internet are included on the enclosed proxy card. The required control number for internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, common shares are voted in accordance with the proxy card bearing the latest date.
All common shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your common shares will be voted in accordance with the Board’s recommendation (i.e., “FOR” the proposal). If any other business is brought before the Special Meeting, your common shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record voting instructions via telephone or the internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the internet) a duly executed proxy bearing a later date or by attending the Special Meeting and voting. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.
Votes cast by proxy or at the Special Meeting will be tabulated by the inspector(s) of election appointed for the Special Meeting.
Abstentions are not treated as votes “FOR” a proposal. Abstentions will have the same effect as votes “AGAINST” each proposal.
OTHER MATTERS
Shareholder Proposals
To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions, which are on file with the SEC at www.sec.gov.
The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 227 West Monroe Street, Chicago, IL 60606, Attention: Mark E. Mathiasen.  If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.
Solicitation of Proxies
Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Proxy Statement/Prospectus with its enclosures on or about [         ], 2021. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and their affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, fax or the internet. The Funds and the Adviser have retained AST Fund Solutions, 448 Wall Street, 22nd Floor, New York, New York 10005, a proxy solicitation firm, to assist with the solicitation of proxies. The costs associated with the solicitation of proxies is being borne by the Adviser.
Legal Matters
Certain legal matters concerning the U.S. federal income tax consequences of the Merger and the issuance of Acquiring Fund Shares will be passed upon by Dechert LLP, which serves as counsel to the Funds.
Other Matters with Respect to the Special Meeting
A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.
Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.

Privacy Principles of the Funds
The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.
Generally, the Funds do not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Other Information
The management of the Funds knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Failure of a quorum to be present at the Special Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person (which includes attendance by remote communication) or by proxy and entitled to vote at the time of the meeting to be adjourned. The chairman of the Special Meeting may also adjourn the Special Meeting. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions will be treated as shares that are present at the meeting.
The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com. Shareholders are advised to periodically check the website for updated performance information and the release of other material information about the Funds.
Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the internet.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 24, 2021.
This Proxy Statement is available on the internet at https://vote.proxyonline.com/guggenheim/docs/2021.pdf

EXHIBIT A
FINANCIAL HIGHLIGHTS
Guggenheim Enhanced Equity Income Fund (GPM or a Target Fund)
The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the fiscal years ended 2020, 2019, 2018, 2017 and 2016 is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2020, and are incorporated by reference into the SAI.
FINANCIAL HIGHLIGHTS	December 31, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$7.98	$6.99	$9.01	$8.35	$8.37
Income from investment operations:
Net investment income (loss)(a)	0.04	— *	(0.01)	0.01	0.06
Net gain (loss) on investments (realized and unrealized)	(0.05)	1.95	(1.05)	1.61	0.88
Total from investment operations	(0.01)	1.95	(1.06)	1.62	0.94
Less distributions from:
Net investment income	(0.04)	—	(0.03)	(0.25)	(0.47)
Capital gains	—	—	(0.60)	(0.42)	—
Return of capital	(0.56)	(0.96)	(0.33)	(0.29)	(0.49)
Total distributions to shareholders	(0.60)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$7.37	$7.98	$6.99	$9.01	$8.35
Market value, end of period	$6.55	$8.06	$6.78	$8.90	$8.00
Total Return(b)
Net asset value	2.16%	28.83%	(12.79%)	20.25%	11.87%
Market value	(9.16%)	34.15%	(14.24%)	24.34%	17.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$356,074	$385,659	$336,469	$433,042	$159,229
Ratio to average net assets of:
Net investment income (loss), including interest expense	0.65%	(0.02)%	(0.13)%	0.14%	0.78%
Total expenses, including interest expense(c)	2.01%	2.74%	2.64%	2.34%	2.16%
Net expenses, including interest expense(c),(d),(e),(f)	2.01%	2.74%	2.64%	2.32%	2.01%
Portfolio turnover rate	34%	22%	25%	67%	143%
Senior Indebtedness
Borrowings – committed facility agreement (in thousands)	$159,000	$175,000	$148,000	$198,000	$72,000
Asset Coverage per $1,000 of borrowings(g)	$3,239	$3,204	$3,273	$3,187	$3,212

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

A-1

(c)	Does not include expenses of the underlying funds in which the Fund invests
(d)	Excluding interest expense, the net expense ratios for the years ended December 31 would be:

2020	2019	2018	2017	2016
1.40%	1.37%	1.37%	1.44%(f)	1.46%

(e)	Net expense information reflects the expense ratios after expense waivers, as applicable.
(f)	Excluding interest and merger expenses, the net expense ratio for the year ended December 31, 2017 would be 1.37%.
(g)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
*	Less than $.01 per share.

A-2

Guggenheim Credit Allocation Fund (GGM or a Target Fund)
The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the fiscal years ended 2020, 2019, 2018, 2017 and 2016 is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2020, and in the Fund’s semi-annual report for the six-month period ended November 30, 2020, and are incorporated by reference into the SAI.
FINANCIAL HIGHLIGHTS	November 30, 2020

	Six Months Ended
	November 30, 2020		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2020	May 31, 2019	May 31, 2018	May 31, 2017	May 31, 2016
Per Share Data:
Net asset value, beginning of period	$16.57		$19.76	$21.47	$22.62	$20.53	$23.34
Income from investment operations:
Net investment income(a)	0.73		1.69	1.90	2.05	1.91	2.02
Net gain (loss) on investments (realized and unrealized)	2.38		(2.70)	(1.43)	(1.02)	2.36	(2.65)
Total from investment operations	3.11		(1.01)	0.47	1.03	4.27	(0.63)
Less distributions from:
Net investment income	(1.09)		(1.69)	(1.97)	(2.18)	(2.18)	(2.18)
Return of capital	—		(0.49)	(0.21)	—	—	—
Total distributions to shareholders	(1.09)		(2.18)	(2.18)	(2.18)	(2.18)	(2.18)
Net asset value, end of period	$18.59		$16.57	$19.76	$21.47	$22.62	$20.53
Market value, end of period	$19.10		$16.71	$20.52	$22.70	$23.18	$19.86

Total Return(b)
Net asset value	19.31%		(5.65)%	2.47%	4.68%	21.55%	(2.31)%
Market value	21.50%		(8.29)%	0.62%	7.99%	28.83%	(4.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$172,426		$145,000	$146,430	$158,234	$158,663	$136,142
Ratio to average net assets of:
Net investment income, including interest expense	8.28	%(e)	9.04%	9.34%	9.24%	8.67%	9.68%
Total expenses, including interest expense(c)	2.27	%(e)	2.24%	2.99%	2.61%	2.52%	2.27%
Portfolio turnover rate	25%		52%	52%	46%	47%	63%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$9,750	$9,000	N/A	N/A	$4,500	N/A
Asset Coverage per $1,000 of borrowings(d)	$18,685	$17,111	N/A	N/A	$36,258	N/A

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.

A-3

(c)
Excluding interest expense, the annualized operation expense ratios would be 1.79%, 1.60%, 1.77%, 1.75%, 1.88% and 1.82% for the period ended November 30, 2020 and the years ended May 31, 2020, May 31, 2019, May 31, 2018, May 31, 2017 and May 31, 2016, respectively.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the borrowings.
(e)	Annualized.

A-4

Guggenheim Strategic Opportunities Fund (GOF or the Acquiring Fund)
The financial highlights table is intended to help you understand the Fund’s financial performance. The information in this table for the fiscal years ended 2020, 2019, 2018, 2017 and 2016 is derived from the Fund’s financial statements audited by Ernst & Young LLP, independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund’s annual report to shareholders for the fiscal year ended May 31, 2020, and in the Fund’s semi-annual report for the six-month period ended November 30, 2020, and are incorporated by reference into the SAI.
FINANCIAL HIGHLIGHTS	November 30, 2020

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2020		May 31,	May 31,	May 31,	May 31,	May 31,
	(unaudited)		2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$15.29		$17.91	$19.12	$19.78	$17.50	$19.61
Income from investment operations:
Net investment income(a)	0.45		0.89	0.97	1.23	1.61	1.40
Net gain (loss) on investments (realized and unrealized)	2.04		(1.32)	0.01	0.30	2.86	(1.33)
Total from investment operations	2.49		(0.43)	0.98	1.53	4.47	0.07
Less distributions from:
Net investment income	(1.09)		(0.86)	(1.12)	(2.01)	(2.18)	(1.82)
Capital gains	—		—	(0.16)	(0.18)	(0.01)	(0.36)
Return of capital	—		(1.33)	(0.91)	—	—	—
Total distributions to shareholders	(1.09)		(2.19)	(2.19)	(2.19)	(2.19)	(2.18)
Net asset value, end of period	$16.69		$15.29	$17.91	$19.12	$19.78	$17.50
Market value, end of period	$18.64		$16.20	$19.96	$21.29	$20.94	$17.61
Total Return(b)
Net asset value	16.80%		(2.79%)	5.43%	8.02%	26.76%	0.80%
Market value	22.78%		(7.96%)	4.94%	13.31%	33.33%	(6.07%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$763,229		$648,892	$641,825	$530,250	$410,465	$310,246
Ratio to average net assets of:
Net investment income, including interest expense	5.62	%(f)	5.29%	5.26%	6.27%	8.55%	7.79%
Total expenses, including interest expense(c)(d)	1.75	%(f)	1.21%	1.17%	1.52%	2.35%	2.38%
Portfolio turnover rate	44%		41%	38%	48%	41%	116%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$ 35,501	$ 19,300	N/A	N/A	$ 16,705	$ 9,355
Asset Coverage per $1,000 of indebtedness(e)	$ 22,499	$ 34,621	N/A	N/A	$ 25,571	$ 34,164

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

A-5

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.14%, 0.08%, 0.00%*, 0.00%*, 0.00%*, and 0.02% for the period ended November 30, 2020 and the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(d)	Excluding interest expense, the operating expense ratios for the period ended November 30, 2020 and the years ended May 31 would be:

	November 30,
	2020
	(unaudited)	2020	2019	2018	2017	2016
	1.50%(f)	1.17%	1.15%	1.33%	1.62%	1.74%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.
(f)	Annualized.
*	Less than 0.01%.
A-6

EXHIBIT B
FORM OF AGREEMENT AND PLAN OF MERGER
[ ], 2021
In order to consummate the Merger (as defined in Section 3(a) herein) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, ____________, a Delaware statutory trust and a registered diversified closed-end investment company, File No. 811-_________ (the “Target Fund”) and Guggenheim Strategic Opportunities Fund, a Delaware statutory trust and a registered diversified closed-end investment company, File No. 811-21982 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows.
1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.
The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:
(a)
The Acquiring Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)
The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Merger, to the approval of this Agreement and the transactions contemplated hereby by the common shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)
The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Ernst & Young LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)
An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(f) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(m) herein) to be issued to the holders of Target Fund Common Shares (as defined in Section 2(n) herein) (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial

Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.
(f)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Merger. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)
There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(h)
The Acquiring Fund is not obligated under any provision of its agreement and declaration of trust (“Declaration of Trust”) or by-laws (“By-Laws”), each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)
The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended May 31, 2020, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Merger. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(j)
No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k)
The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Combined Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(l)
The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all material federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m)
The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable, except as provided by the Acquiring Fund’s Declaration of Trust, and has the voting rights provided by the Acquiring Fund’s Declaration of Trust and applicable law.

(n)
The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o)
The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s Declaration of Trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(p)
At or prior to the Closing Date, the Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the issuance contemplated by this Agreement to be consummated.

(q)
At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(r)
The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), for each of its taxable years since its inception, and the Acquiring Fund has satisfied or intends to satisfy the distribution requirements imposed by Section 852 of the Code and the qualification requirements of Section 851 of the Code to maintain RIC status for each of its taxable years including the taxable year in which the Closing Date occurs.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:
(a)
The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)
The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)
The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Merger, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)
The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Ernst & Young LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)
An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)
There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Merger. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)
There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)
The Target Fund is not obligated under any provision of its Declaration of Trust or By-Laws or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger.

(i)
The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Merger. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)
At both the Valuation Time and immediately prior to the Effective Time (as defined in Section 3(b) herein), the Target Fund will have full right, power and authority to effect the transfer of the Target Fund Investments pursuant to the Merger. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. Immediately prior to the Effective Time, the Target Fund will have good and marketable title to all of the Target Fund Investments, and upon the Effective Time the Acquiring Fund will own all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)
The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Combined Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)
The Target Fund has filed, or intends to file, or has obtained extensions to file, all material federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year ending with the Closing Date. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year ending with the Closing Date.

(n)
The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.

(o)	All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
(p)
The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(q)
The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied or intends to satisfy the distribution requirements imposed by Section 852 of the Code and the qualification requirements of Section 851 of the Code to maintain RIC status for each of its taxable years including the taxable year ending with the Closing Date.

3.	THE MERGER.
(a)
Subject to receiving the requisite approvals of Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the DSTA, at the Effective Time the Target Fund shall be merged with and into the Acquiring Fund (the “Merger”), the separate existence of the Target Fund as a Delaware statutory trust and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Merger. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Merger and it shall be governed by the DSTA.  Each Acquiring Fund Common Share outstanding immediately prior to the Effective Time shall remain outstanding upon the Effective Time and shall be unaffected by the Merger.  Each of the certificate of trust, the Declaration of Trust and the By-Laws of the Acquiring Fund shall be, respectively, the certificate of trust, the Declaration of Trust and the By-Laws of the Acquiring Fund as the entity surviving the Merger.  The Trustees and officers of the Acquiring Fund shall remain the Trustees and officers of the Acquiring Fund as the entity surviving the Merger.

(b)
Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the DSTA. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as the Funds shall agree and specify in the Certificate of Merger (the “Effective Time”).

(c)
At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund shall vest in the Acquiring Fund, and all debts, liabilities, obligations, and duties of the Target Fund shall become the debts, liabilities, obligations, and duties of the Acquiring Fund.

(d)
Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders with respect to the taxable year ending with the Closing Date and all previous taxable years (i) all of its investment company taxable income recognized up to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized up to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code recognized up to and including the Closing Date (collectively referred to as “Final Distributions”). The Acquiring Fund may pay amounts in respect of Final Distributions to the persons and entities who were Target Fund Shareholders (as of the record date fixed to determine the entitlement to the Final Distributions) after the Closing Date out of cash or other short-term liquid assets that have matured prior to the payment date of the Final Distributions and that were acquired by the Acquiring Fund as a result of the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Final Distributions.

(e)
Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquiring Fund will issue and deliver Acquiring Fund Common Shares to the persons or entities who were Target Fund Shareholders as of immediately prior to the Effective Time in accordance with the provisions of this Agreement. Such delivery shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to such former Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(f)
The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(g)
The Target Fund and the Acquiring Fund covenant and agree to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 7(a) herein), when the Target Fund’s assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or officers, such disposition would create more than an insignificant risk that the Merger would not be treated as a “reorganization” described in Section 368(a) of the Code.

(h)
For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE MERGER.
(a)
Upon the Effective Time, the Target Fund Common Shares issued and outstanding immediately prior to the Effective Time, in the aggregate, shall be converted into an aggregate number of fully paid and non-assessable Acquiring Fund Common Shares that have an aggregate net asset value that is equal to the aggregate net asset value of the Target Fund Common Shares.  Pursuant to paragraph (c) of this Section 4, such aggregate number of fully paid and non-assessable Acquiring Fund Common Shares shall be allocated pro rata to the former holders of Target Fund Common Shares, as determined in good faith by the Acquiring Fund and subject to paragraph (d) of this Section 4.  Each person or entity who receives Acquiring Fund Common Shares pursuant to the foregoing shall be bound by all the terms and provisions of the Declaration of Trust and By-Laws of the Acquiring Fund. The aggregate net asset value of Target Fund Common Shares and Acquiring Fund Common Shares, respectively, shall be determined as set forth below.

(b)
The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund (subject to the procedures set forth in this Agreement), and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. For purposes of determining the net asset value of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and in the case of the Target Fund minus the amount of all assets that will be paid as Final Distributions.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and Target Fund Common Shares shall be determined in accordance with such procedures.
For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the net asset value of the Acquiring Fund and the Target Fund determined as of the Valuation Time in accordance with the procedures described above shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at the Valuation Time. The exchange ratio shall be appropriately adjusted if, between the Valuation Time and the Effective Time, the respective outstanding Target Fund Common Shares or Acquiring Fund Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period.  Each valuation and determination contemplated by this Section 4 that is made in good faith by the Acquiring Fund shall be binding on all persons and entities who receive Acquiring Fund Common Shares pursuant to this Agreement.
(c)
The Acquiring Fund shall issue to each Target Fund Shareholder as of immediately prior to the Effective Time book entry interests for the Acquiring Fund Common Shares registered in the name of each such holder of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares as of immediately prior to the Effective Time. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond.

(d)
No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a dividend reinvestment plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Merger (other than those issued to a dividend reinvestment plan account) and sell the resulting full shares on the New York Stock Exchange at the then-current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Target Fund Common Shares, if any.

(e)
All of the Target Fund Common Shares converted into the right to receive Acquiring Fund Common Shares pursuant to the Merger shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time. The Acquiring Fund Common Shares issued in the Merger (and cash paid in lieu of fractional shares) shall be deemed to have been paid in full satisfaction of all rights pertaining to Target Fund Common Shares.  From and after the Effective Time, the stock transfer books of the Target Fund shall be closed, and there shall be no further transfers on the stock transfer books of the Target Fund of the Target Fund Common Shares that were issued and outstanding immediately prior to the Effective Time.

5.	PAYMENT OF EXPENSES.
(a)
Regardless of whether the Merger is completed, neither Target Fund nor Acquiring Fund will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials to each Fund’s Board of Trustees, expenses incurred in connection with the preparation of the Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Combined Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any). Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger. To the extent there are transaction costs associated with portfolio repositioning prior to the Merger, such costs will be borne by the Fund. To the extent there are transaction costs associated with portfolio repositioning after the Merger, such costs will be borne by the Acquiring Fund.

(b)	If for any reason the Merger is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all portfolio transaction expenses incurred in connection with the Merger as described in 5(a) above.
6.	COVENANTS OF THE FUNDS.
(a)	COVENANTS OF EACH FUND.
(i)
Each of the Target Fund and the Acquiring Fund covenants to operate its business as presently conducted or as otherwise reported to the Fund’s Board of Trustees between the date hereof and the Closing Date.

(ii)
The Target Fund and the Acquiring Fund agree that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)
The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP (“Dechert”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Dechert).

(iv)
In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)
The Target Fund and the Acquiring Fund shall use reasonable efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things, including to promptly obtain all requisite consents and approvals, necessary or advisable to consummate the Merger in the most expeditious manner practicable.

(b)	COVENANTS OF THE ACQUIRING FUND.
(i)
The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)	Following the consummation of the Merger, the Acquiring Fund intends to continue its business as a diversified, closed-end management investment company registered under the 1940 Act.
(iii)
The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Merger to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(iv)
The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c)	COVENANTS OF THE TARGET FUND.
(i)
The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Proxy Statement/Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

7.	CLOSING DATE.
(a)
The closing of the Merger (the “Closing”) shall occur prior to the opening of the New York Stock Exchange at the offices of Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b)
At the Valuation Time, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record at the Valuation Time and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND.
The obligations of the Target Fund hereunder shall be subject to the following conditions:
(a)
That this Agreement and the transactions contemplated hereby shall have been approved by at least two-thirds of the members of the Board of Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders representing a 1940 Act Majority (as defined below) of the outstanding common shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting or (ii) more than 50% of the outstanding shares, whichever is less.

(b)
That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Acquiring Fund.

(c)
That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief

Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d)
That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)
That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement and no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger shall be in effect.

(f)
That the Acquiring Fund shall have obtained an opinion from Dechert, counsel for the Funds, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code, on the basis of facts, representations and assumptions, and subject to the qualifications and limitations, set forth in such opinion.

(g)
That all proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Target Fund.

(h)
That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(i)	That the Acquiring Fund Common Shares to be issued in the Merger shall be approved for listing on the New York Stock Exchange, subject to official notice of issuance.
(j)
All regulatory approvals required by applicable law to consummate the Merger shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof shall have expired.

9.	CONDITIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
(a)
That this Agreement and the transactions contemplated hereby including the issuance of additional Acquiring Fund Common Shares in connection with the Merger shall have been approved by the Board of Trustees of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Shareholders representing a 1940 Act Majority of the outstanding common shares entitled to vote on this Agreement.

(b)	That the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund.

(c)
That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund Investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(d)
That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e)
That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement and no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger shall be in effect.

(f)
That the Target Fund shall have obtained an opinion from Dechert, counsel for the Funds, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code, on the basis of facts, representations and assumptions, and subject to the qualifications and limitations, set forth in such opinion.

(g)
That all proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

(h)
That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(i)
That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders with respect to the taxable year ending with the Closing Date and all previous taxable years (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such Final Distributions to the persons and entities who were Target Fund Shareholders (as of the record date fixed to determine the entitlement to Final Distributions) after the Closing Date out of cash or other short-term liquid assets that have matured prior to the payment date of the Final Distributions and that were acquired by the Acquiring Fund as a result of the Merger, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the Final Distributions.

(j)	That the Acquiring Fund Common Shares to be issued in the Merger shall be approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(k)
All regulatory approvals required by applicable law to consummate the Merger shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof shall have expired.

10.	TERMINATION, POSTPONEMENT AND WAIVERS.
(a)
Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Acquiring Fund and the Target Fund; (ii) by the Board of Trustees of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Trustees; and (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustees.

(b)
If the transactions contemplated by this Agreement have not been consummated by June 30, 2021, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.

(c)
In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement and payment by each Fund of its respective expenses incurred in connection with the Merger as provided herein.

(d)
At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), except as prohibited by law.

(e)
The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

11.	OTHER MATTERS.
(a)
All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)
All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to _____________________, c/o Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, Attention: Mark E. Mathiasen, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Guggenheim Strategic Opportunities Fund, c/o Guggenheim Funds Investment Advisers, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, Attention: Mark E. Mathiasen, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
(c)
This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Merger, constitutes the only understanding with respect to the Merger, and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d)	This Agreement may be amended or modified by the parties hereto by an instrument in writing signed on behalf of each of the Funds except as prohibited by law.
(e)
This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board of Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g)
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND, a Delaware statutory trust
By:    ____________
 Name: Mark E. Mathiasen
 Title: Secretary

 [TARGET FUND]
By:          _______________________
 Name: Mark E. Mathiasen
 Title: Secretary

 THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
SUBJECT TO COMPLETION, DATED JUNE 21, 2021
STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE MERGER OF
GUGGENHEIM ENHANCED EQUITY INCOME FUND
GUGGENHEIM CREDIT ALLOCATION FUND
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
Dated [__], 2021
This Statement of Additional Information is available to the shareholders of (i) Guggenheim Enhanced Equity Income Fund (“GPM”), (ii) Guggenheim Credit Allocation Fund (“GGM” and, together with GPM, the “Target Funds”) and/or (iii) Guggenheim Strategic Opportunities Fund (“GOF” or the “Acquiring Fund” and, collectively with the Target Funds, each, a “Fund”) in connection with the proposed mergers (each a “Merger” and, collectively, the “Mergers”) whereby each Target Fund will merge directly with and into the Acquiring Fund. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”).
The terms “Acquiring Fund” and “GOF” refer to GOF, a Delaware statutory trust. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Combined Proxy Statement/Prospectus.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement/Prospectus, dated [ ], 2021, relating to the proposed Mergers. A copy of the Combined Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606, or by calling (312) 827-0100.
The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

TABLE OF CONTENTS

OTHER INVESTMENT POLICIES	S-3
INVESTMENT RESTRICTIONS	S-17
MANAGEMENT OF THE FUNDS	S-18
Board of Trustees	S-18
Trustee Qualifications	S-21
Executive Officers	S-22
Board Leadership Structure	S-24
Board Committees	S-24
Board’s Role in Risk Oversight	S-26
Remuneration of Trustees and Officers	S-27
Trustee Share Ownership	S-28
Indemnification of Officers and Trustees; Limitations on Liability	S-28
Section 16(a) Beneficial Ownership Reporting Compliance	S-29
INVESTMENT ADVISORY AGREEMENTS	S-29
Advisory Agreement	S-29
Advisory Fees Paid to the Investment Adviser	S-30
GPIM Investment Sub-Advisory Agreements	S-30
Sub-Advisory Fees Paid to GPIM	S-30
OTHER AGREEMENTS	S-31
Fund Administration Agreement and Fund Accounting Agreement	S-31
PORTFOLIO MANAGERS	S-31
Other Accounts Managed by the Portfolio Managers of the Combined Fund	S-31
Information Regarding Potential Conflicts of Interest	S-32
Portfolio Manager Compensation Overview	S-37
Securities Ownership of Portfolio Managers	S-38
U.S. FEDERAL INCOME TAX MATTERS	S-38
Taxation of the Fund	S-38
The Fund’s Investments	S-39
Taxation of Common Shareholders	S-40
PORTFOLIO TRANSACTIONS	S-43
OTHER INFORMATION	S-44
Custody of Assets	S-44
Transfer Agent, Dividend Disbursing Agent and Registrar	S-44
Code of Ethics	S-44
Proxy Voting Policy	S-44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-45
FINANCIAL STATEMENTS	S-45
SUPPLEMENTAL FINANCIAL INFORMATION	S-45
APPENDIX A PROXY VOTING POLICIES FOR THE GUGGENHEIM-ADVISED FUNDS	A-1

OTHER INVESTMENT POLICIES
As discussed in the Combined Proxy Statement/Prospectus, if the Mergers are consummated, it is expected that the Combined Fund will continue to seek to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. Below is additional information regarding the Combined Fund’s investment policies.
Mortgage-Related Securities. Mortgage-related securities include structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans such as mezzanine loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-related securities include complex instruments such as collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”), real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), including residual interests, issued by governmental entities and private issuers, including subordinated mortgage-related securities. The Fund may invest in sub-prime mortgages or mortgage-related securities that are backed by sub-prime mortgages. Certain mortgage-related securities that the Fund may invest in are described below.
Residential Mortgage-Backed Securities. RMBS are securities the payments on which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by residential real estate (one- to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
Commercial Mortgage-Backed Securities. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities (“Subordinated CMBS”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.
The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional income securities and senior mortgage-related securities.
Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.
Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a privately owned government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an independent regulatory agency, placed FNMA and FHLMC into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.
Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by nongovernmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.
Collateralized Mortgage Obligations. A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae or Freddie Mac passthrough certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgagerelated securities or (e) any combination thereof. Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.
Sub-Prime Mortgages. Sub-prime mortgages are mortgages rated below “A” by S&P, Moody’s or Fitch. Historically, sub-prime mortgage loans have been made to borrowers with blemished (or non-existent) credit records, and the borrower is charged a higher interest rate to compensate for the greater risk of delinquency and the higher costs of loan servicing and collection. Sub-prime mortgages are subject to both state and federal anti-predatory lending statutes that carry potential liability to secondary market purchasers such as the Fund. Sub-prime mortgages have certain characteristics and associated risks similar to below investment grade securities, including a higher degree of credit risk, and certain characteristics and associated risks similar to mortgage-backed securities, including prepayment risk.
Mortgage REITs. Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Mortgage REITs are generally not taxed on income timely distributed to shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by mortgage REITs in which it invests. Investing in mortgage REITs involves certain risks related to investing in real property mortgages. Mortgage REITs are subject to interest rate risk and the risk of default on payment obligations by borrowers. Mortgage REITs whose underlying assets are mortgages on real properties used by a particular industry or concentrated in a particular geographic region are subject to risks associated with such industry or region. Real property mortgages may be relatively illiquid, limiting the ability of mortgage REITs to vary their portfolios promptly in response to changes in economic or other conditions. Mortgage REITs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Loans. The Fund may invest a portion of its assets in loans and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the participating lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan or an undersecured loan in the event of non-payment of scheduled interest, principal or other amounts. However, there is no assurance that the liquidation of collateral supporting a secured loan would satisfy the corporate borrower’s obligations in full or in part or that the collateral can be liquidated.

Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund against fraud or misrepresentation on the part of the borrower. In addition, loan participations involve a risk of insolvency of the participating lender and/or any other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC. As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as “Ba” or lower by Moody’s or “BB” or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed-income securities, but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer or any collateral supporting the loan. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest and other amounts in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted at intervals (typically 30 days or 90 days but generally not longer than one year), in the case of the London Interbank Offered Rate (“LIBOR”). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly more than the value of fixed rate high-yield instruments as a result of changes in benchmark interest rates; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds which presents increased market risk relating to liquidity and pricing concerns.
Mezzanine Investments. The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated, unsecured debt securities. Mezzanine Investments are often issued in private placements and are sometimes issued in connection with an equity security (e.g., with attached warrants) or otherwise may be convertible into equity securities. Such equity securities attached to or issued in connection with such Mezzanine Investments may be issued with or without registration rights. Similar to other lower grade securities, maturities of Mezzanine Investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine Investments are usually unsecured and subordinated to other obligations of the issuer.
In connection with its purchase of Mezzanine Investments, the Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
Short Sales. The Fund is authorized to make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and is greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may affect the Funds’ ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.
Securities Subject To Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.
Special Purpose Acquisition Companies. The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering.
As an alternative to obtaining a public listing through a traditional initial public offering, SPAC investments carry many of the same risks as investments in initial public offering securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.
Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. The Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.
Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund’s portfolio.
Derivative Instruments
Swaps. Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/or cleared through a clearinghouse that serves as a central counterparty. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.
Under current regulatory requirements, the net amount of the excess, if any, of the Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Sub-Adviser generally requires counterparties to have a minimum credit rating of A from Moody’s Investors Service (or comparable rating from another rating agency) and monitors such rating on an on-going basis. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).
Currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).
Credit default swaps. The Fund may be either the buyer or seller in a credit default swap transaction. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified credit event with respect to a reference obligation has occurred. The Fund may enter in to cleared credit default swaps (including index credit default swaps) and bilaterally-traded, over-the-counter credit default swaps.
The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Credit-Linked Notes. The Fund may invest in credit-linked notes (“CLN”) for risk management purposes, including diversification. A CLN may be viewed as a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Options. The Fund may purchase or sell (i.e., write) options on securities, securities indices, currencies, ETFs and baskets of securities, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.
A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, a certain amount of a security, currency or instrument underlying the option at a specified exercise price up to a specified point in time or on expiration, depending on the terms. The writer of the call option has the obligation, upon exercise of the option, to deliver a certain amount of the underlying security, currency or instrument upon payment of the exercise price up to a specified point in time or on expiration, depending on the terms. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller a certain amount of the underlying security, currency or instrument at a specified price up to a specified point in time or on expiration. The seller of the put option has the obligation to buy the underlying security or currency upon exercise at the exercise price. Options bought or sold by the Fund may be “cash settled,” meaning that the purchaser of the option has the right to receive a cash payment from the writer of the option to the extent that the value of the underlying position rises above (in the case of a call) or falls below (in the case of a put) the exercise price of the option. There can be no assurance that the Fund’s use of options will be successful.
In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required under current regulatory requirements, cash or other assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the board of trustees of the Fund (the “Board of Trustees” or the “Board”)) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above. A put option on a security is “covered” if the Fund segregates assets determined to be liquid by the Investment Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser as described above.
If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.
Futures Contracts and Options on Futures. The Fund may purchase and sell various kinds of financial futures contracts and options thereon. The Fund may, without limit, enter into futures contracts or options on futures contracts to attempt to gain exposure to a particular market, index or instrument, to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of, for hedging purposes, or for other risk management purposes. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of various securities and securities indices, interest rates or other underlying financial instruments including but not limited to U.S. government securities. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission (“CFTC”).
Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.
A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the asset underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the asset underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.
No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures commission merchant an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and the Fund’s futures commission merchant may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the futures commission merchant will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
There are significant risks associated with the Fund’s use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Investment to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference asset or instrument, and such losses may exceed the Fund’s initial investment in these contracts. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund’s use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.
In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, the fund must maintain cash or liquid securities in a segregated account or earmarked on the Fund’s books and records in an amount that, when added to any amounts deposited as margin, is equal to the market value of the contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, under current interpretations of the 1940 Act, the Fund must earmark or maintain cash or liquid securities a segregated account in an amount that, when added to any amounts deposited as margin, is equal to the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established) or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.

Additional Risks Relating to Derivative Instruments
Legislation and Regulation Risk. The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including the Fund, the Investment Adviser, Sub-Adviser and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on the Fund and its investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the CFTC, the SEC and other regulators to regulate OTC derivatives (“swaps” and “security-based swaps”) and market participants, and requires clearing and exchange trading of many OTC derivatives transactions. At present, most interest rate swaps and credit default index swaps are subject to mandatory clearing in the U.S. Additionally, the Fund is typically required to post, and collect, variation margin on OTC derivatives subject to uncleared margin regulations under the Title VII regime.
Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The Fund may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of EMIR on the Fund and its investment strategies the Fund may experience additional expense passed on by counterparties.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The investment manager must consider the effect of these limits in managing the Fund. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The investment manager will need to consider whether the exposure created under these contracts might exceed the new and amended limits, as relevant to the Fund’s strategy, in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
These and other regulatory changes may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of the Fund’s investments and cost of doing business, which would adversely affect investors.
The Investment Adviser, on behalf of each Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Fund and the Investment Adviser with respect to the Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to the Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If the Fund becomes subject to CFTC regulation, the Fund or the Investment Adviser may incur additional expenses.
Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.
The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
To the extent that the Fund writes covered put options, the Fund will bear the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Call Option Writing Risks. To the extent that the Fund writes covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates, securities prices or other underlying instruments. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.
Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.
Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.
Segregation and Cover Requirements. Under current regulatory requirements, futures contracts, swaps, caps, floors and collars, options on securities, indices and futures contracts sold by the Fund and involving future payment obligations are generally subject to segregation or coverage requirements of the SEC, with the result that, if the Fund does not hold the security or futures contract underlying the instrument or another offsetting position, the Fund intends to designate on its books and records on an ongoing basis, cash or liquid securities in an amount at least equal to the Fund’s obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation or cover requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Loans of Portfolio Securities
Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund’s total assets.
A loan may generally be terminated by the borrower on one business day’s notice or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the cash collateral to replace the securities while holding the borrower liable for any excess of the replacement cost over the amount of cash collateral at such time. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to a proceeding under the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to foreclose upon the related cash collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.
INVESTMENT RESTRICTIONS
Fundamental Policies
The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:
1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
3. Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.
4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.
5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.
The Fund is a diversified, closed-end management investment company and will not invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act. Under the 1940 Act, a “diversified company” may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer. The Fund’s classification as a diversified management investment company cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on the Sub-Adviser’s evaluation of the risks associated with the collateral underlying such investments.
MANAGEMENT OF THE FUNDS
Board of Trustees

Overall responsibility for management and supervision of the Funds rest with the Board of Trustees (the “Board of Trustees” or the “Board”). The Board of Trustees approves all significant agreements between the Funds and the companies that furnish the Funds with services, including agreements with the Investment Adviser.
The Trustees are divided into three classes. Trustees serve until their successors have been duly elected. Following is a list of the names, business addresses, year of birth, present positions with the Funds, length of time served with the Funds, principal occupations during the past five years and other directorships held by each Trustee.
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held(3)
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	†	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	†	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); and Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	†	Current: President, Global Trends Investments (1996-present); Co-CEO, ETF Flows, LLC (2019-present); CEO, Lydon Media (2016-present).	156	Current: US Global Investors, Inc. (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held(3)
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	†	Current: Of Counsel, Momkus LLP, formerly partner (2016-2020). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: Advent Convertible and Income Fund (2004-present); PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present).
Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	†	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present). Former: SSGA Master Trust (1) (2018 - September 2020); SSGA Active Trust (14) (2018-September 2020).
Ronald E. Toupin Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	†
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013- present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-April 2020); Western Asset Inflation-Linked Income Fund (2003-April 2020).

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Public Company or Investment Company Directorships Held(3)
Interested Trustee
Amy J. Lee* (1961)	Interested Trustee, Vice President and Chief Legal Officer	†	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

________________________
(1)	The business address of each Trustee of the Funds is 227 West Monroe Street, Chicago, IL 60606.
(2)
With respect to GGM and GPM: After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he or she serves.  Mr. Barnes and Ms. Brock-Kyle, as Class I Trustees, are expected to next stand for election in 2023. Messrs. Lydon and Nyberg, as Class II Trustees, are expected to next stand election in 2024. Mses. Lee and Sponem and Mr. Toupin, as Class III Trustees, are expected to next stand for election in 2022.

With respect to GOF: After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves. Mr. Barnes and Mses. Brock-Kyle and Lee, as Class I Trustees, are expected to next stand for election in 2022. Messrs. Lydon, Nyberg and Toupin and Ms. Sponem, as Class II Trustees, are expected to next stand for election in 2023.

(3)
Each Trustee also serves on the boards of trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust.

*	Ms. Lee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.
†	Trustee since:
		GPM	GGM	GOF
	Independent Trustees
	Barnes	2005	2013	2007
	Brock-Kyle	2019	2019	2019
	Lydon	2019	2019	2019
	Nyberg	2005	2013	2007
	Sponem	2019	2019	2019
	Toupin	2005	2013	2007
	Interested Trustee
	Lee	2018	2018	2018

Trustee Qualifications
The Trustees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.
Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle. Ms. Brock-Kyle has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Amy J. Lee. Ms. Lee has served as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee of the Funds, her service as Chief Legal Officer of the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel, Vice President and Assistant Secretary of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Thomas F. Lydon, Jr. Mr. Lydon has served as a trustee of certain funds in the Fund Complex since 2005. Through his service as a trustee of other funds in the Fund Complex, his service as Chair of the Contracts Review Committee, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his service on another board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating & Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem. Ms. Sponem has served as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the

Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Each Trustee also has considerable familiarity with the Funds, the Funds’ investment advisers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the Funds and/or other funds in the Fund Complex, or with respect to Ms. Lee, her extensive experience in the financial industry, including her experience with the parent of the investment advisers of the funds of the Fund Complex.
Executive Officers

The executive officers of the Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The business address of each officer is c/o Guggenheim Partners, 227 West Monroe Street, Chicago, IL 60606.
The following information relates to the executive officers of the Fund who are not Trustees. Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with Guggenheim or its affiliates described in the table below.
Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Brian E. Binder Year of Birth: 1972	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Bryan J. Stone Year of Birth: 1979	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Joanna M. Catalucci Year of Birth: 1966	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Anti-Money Laundering Compliance Officer, certain funds in the Fund Complex (2016-2020); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisers, LLC and certain affiliates (2010-2011).

John L. Sullivan Year of Birth: 1955	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).
Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Mark E. Mathiasen Year of Birth: 1978	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris Year of Birth 1984	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
James M. Howley Year of Birth: 1972	Assistant Treasurer	Since 2006
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004)

Kimberly J. Scott Year of Birth: 1974	Assistant Treasurer	Since 2012
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Glen McWhinnie Year of Birth: 1969	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

Name, Address(1) and Year of Birth	Position(s) held with the Funds	Term of Office(2) and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jon Szafran Year of birth: 1989	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

____________________
(1)	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606, unless otherwise noted.
(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal.
Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the applicable Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of seven Trustees, six of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
     The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Funds’ contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in Investment Company Act of 1940 (“1940 Act”) matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Board Committees
Executive Committee. The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval.
Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. The Board does not have a standing compensation committee. The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”).
In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s current Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as an Independent Trustee in contravention of its Independent Trustee Retirement Policy. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.
A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Funds as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.
The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders of the Funds. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.
In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee.
 The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds’ financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Funds’ independent registered public accounting firm and acting as a liaison between the Board and the Funds’ independent registered public accounting firm.
Contracts Review Committee. The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Funds are or are proposed to be a party to ensure that the interests of the Funds and their shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Funds are or are proposed to be a party.
Valuation Oversight Committee. The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle and Sandra G. Sponem, each of whom is an Independent Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim’s Valuation Committee and the valuation of securities and other assets held by the Funds. Duties of the Valuation Oversight Committee include reviewing the Funds’ valuation procedures, evaluating pricing services that are being used for the Funds, and receiving reports relating to actions taken by Guggenheim’s Valuation Committee.
Board and Committee Meetings.
Information regarding the number of meetings of the Board, Audit Committee, Nominating and Governance Committee, Contracts Review Committee and Valuation Oversight Committee of each Fund during such Fund’s most recently completed fiscal year is set forth in the table below (The Executive Committee did not meet during the fiscal year ends shown):
Fund	Fiscal Year End	Board Meetings	Audit Committee Meetings	Nominating and Governance Committee Meetings	Contracts Review Committee Meetings	Valuation Oversight Committee Meetings*
GPM	12/31/2020	4	5	2	3	4
GGM	5/31/2020	4	6	3	2	4
GOF	5/31/2020	4	6	3	2	4
Board’s Role in Risk Oversight

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Adviser or its affiliates. Consistent with its responsibility for oversight of the Funds, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds include, among others, investment risk, credit risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Adviser and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
     The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Funds and their service providers, including, in particular, the Funds’ Chief Compliance Officer, their independent registered public accounting firm and Guggenheim Investments’ Chief Risk Officer and internal auditors for the Adviser or its affiliates, as applicable. In this connection, the Board requires officers of the Funds to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Funds and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser and Sub-Advisers, as applicable, on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Fund officers and personnel of the Adviser. The Board has approved valuation procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Adviser and Sub-Adviser, as applicable, to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser or its affiliates and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by Adviser. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Remuneration of Trustees and Officers
Each Trustee who is not an “affiliated person” (as defined in the 1940 Act) of the Adviser or its affiliates receives as compensation for his services to the Funds an annual retainer and meeting fees. The chairperson of the Board, if any, and the chairperson of each committee of the Board also receive fees for their services. The annual retainer and fees for service as chairperson of Board and committees of the Board are allocated among the Funds and certain other funds in the Fund Complex. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Funds. The following table sets forth the compensation paid to each Independent Trustee by the Funds during its most recent fiscal year and the total compensation paid to each Independent Trustee by Funds in the Fund Complex during the most recently completed calendar year ended December 31, 2020.

	Aggregate Compensation from GPM	Aggregate Compensation from GGM	Aggregate Compensation from GOF	Total Compensation from the Fund Complex(1)
Randall C. Barnes	$8,544	$6,171	$13,279	$412,403
Angela Brock-Kyle(2)	$8,635	$6,232	$13,407	$329,510
Donald A. Chubb, Jr.(3)	$8,544	$6,171	$13,279	$326,153
Jerry B. Farley(3)	$8,791	$6,343	$13,633	$335,438
Roman Friedrich III(3)	$8,707	$6,286	$13,520	$332,296
Thomas F. Lydon(2)	$8,713	$6,290	$13,535	$332,510
Ronald A. Nyberg	$8,703	$6,286	$13,527	$416,475
Sandra G. Sponem(2)	$9,481	$6,842	$14,717	$361,647
Ronald E. Toupin, Jr.	$10,766	$7,778	$16,740	$410,795

_________________
(1)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2020. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser.

(2)	Trustee began receiving compensation from the Trust after the Series’ most recently completed fiscal year.
(3)	The amounts shown in this row represent the payments made to Messrs. Chubb, Farley and Friedrich until their retirement from the Board effective April 8, 2021
Trustee Share Ownership

As of December 31, 2020, each Trustee of the Funds beneficially owned equity securities of the Funds and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.
Name of Trustee	Aggregate Dollar Range of Equity Securities in GPM	Aggregate Dollar Range of Equity Securities in GGM	Aggregate Dollar Range of Equity Securities in GOF	Aggregate Dollar Range of Equity Securities in the Fund Complex (1)
Randall C. Barnes	None	Over $100,000	Over $100,000	Over $100,000
Angela Brock-Kyle	None	None	None	$50,001-$100,000
Thomas F. Lydon	None	None	None	Over $100,000
Ronald A. Nyberg	$10,001-$50,000	$1-$10,000	$10,001-$50,000	Over $100,000
Sandra G. Sponem	None	None	None	Over $100,000
Ronald E. Toupin, Jr.	Over $100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000

___________________
(1)	As of the date of this SAI, the “Fund Complex” consists of 7 closed-end funds, including the Funds and 150 open-end funds advised or serviced by the Investment Adviser or its affiliates.
Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Funds provide that the Funds will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Funds, to the fullest extent permitted by law. However, nothing in the governing documents of the Funds protects or indemnifies a trustee, officer, employee or agent of the Funds against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

The Funds have entered into an Indemnification Agreement with each Independent Trustee, which provides that the Funds shall indemnify and hold harmless such Trustee against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Funds, to the fullest extent permitted by the Declaration of Trust and By-Laws and the laws of the State of Delaware and the Commonwealth of Massachusetts, as applicable, the Securities Act, and the 1940 Act unless it has been finally adjudicated that (i) the Trustee is subject to such expenses by reason of the Trustee’s not having acted in good faith in the reasonable belief that his or her action was in the best interests of the Fund or (ii) the Trustee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, as defined in Section 17(h) of the 1940 Act, as amended.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: a Form 3 (relating to an initial statement of beneficial ownership of securities for each Fund) for William Rehder, an officer of the Funds, was inadvertently delayed.
INVESTMENT ADVISORY AGREEMENTS
Advisory Agreement

Pursuant to an investment advisory agreement between each Fund and the Investment Adviser (each an “Advisory Agreement”), the Fund will pay the Investment Adviser an advisory fee, payable monthly.
 Under the terms of the Advisory Agreement, the Investment Adviser is responsible for the management of the Fund; furnishes offices, necessary facilities and equipment on behalf of the Fund; oversees the activities of the Fund’s Sub-Adviser; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.
The Advisory Agreement had an initial term of two years (except with respect to GPM, in which the initial term was one year) and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. Pursuant to a Trademark Sublicense Agreement, Guggenheim Partners has granted to the Investment Adviser the right to use the name “Guggenheim” in the name of the Fund, and the Investment Adviser has agreed that the name “Guggenheim” is Guggenheim Partners’ property.
The tables below set forth information about the total advisory fees paid by the Funds to the Investment Adviser and any amounts waived by the Investment Adviser.

Advisory Fees Paid to the Investment Adviser

For the Fiscal Year Ended(1)	Paid to the Investment Adviser(2)
	GPM	GGM	GOF
2020	$3,682,213	$1,958,467	$6,687,147
2019	$4,364,132	$2,183,676	$5,844,005
2018	$4,786,413	$2,303,677	$5,125,186
2017	$4,342,528	$2,122,221	$4,927,917

___________________
(1)	The fiscal year ends for GPM, GGM and GOF are December 31, May 31 and May 31, respectively.
(2)	Amounts refer to amount paid after giving effect to applicable fee waivers.
GPIM Investment Sub-Advisory Agreements

Pursuant to a separate investment sub-advisory agreement among each Fund, the Investment Adviser and GPIM, GPIM serves as an investment sub-adviser to each Fund. The Investment Adviser pays to GPIM a sub-advisory fee, payable monthly.
Under the terms of each Sub-Advisory Agreement, GPIM manages the investment portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser.
 Each Sub-Advisory Agreement had an initial term of two years (except with respect to GPM, in which the initial term was one year) and thereafter remains in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority of the Fund’s outstanding shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.
 Each Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, GPIM is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.
The following table sets forth the sub-advisory fees paid by the Investment Adviser to GPIM.
Sub-Advisory Fees Paid to GPIM

For the Fiscal Year Ended(1)	Paid to GPIM
	GPM	GGM	GOF
2020	$1,841,107	$979,234	$3,343,574
2019	$2,182,066	$1,091,838	$2,922,003
2018	$2,393,206	$1,151,839	$2,562,593
2017	$2,171,264	$1,061,111	$2,463,959

________________
(1)	The fiscal year end for GPM, GGM and GOF are December 31, May 31 and May 31, respectively.

OTHER AGREEMENTS
Fund Administration Agreement and Fund Accounting Agreement
Fund administration and fund accounting services are provided to the Funds by MUFG Investor Services (US) LLC (“MUFG”), pursuant to a fund administration agreement and a fund accounting agreement that were entered into by each Fund and MUFG. The Combined Fund will be subject to a contractual fund administration fee and fund accounting fee payable monthly to MUFG, at the annual rate set forth as a percentage of the average daily managed assets of the Combined Fund in the table below. These rates are the same as the current contractual fund administration fee rate and fund accounting fee rate of each Fund.
Fund Administration Fee		Fund Accounting Fee
Managed Assets	Rate	Managed Assets	Rate
First $200,000,000	0.0275%	First $200,000,000	0.0300%
Next $300,000,000	0.0200%	Next $300,000,000	0.0150%
Next $500,000,000	0.0150%	Next $500,000,000	0.0100%
Over $1,000,000,000	0.0100%	Over $1,000,000,000	0.0075%
		Minimum annual charge	$50,000
		Certain out-of-pocket charges	Varies

The table below shows the amounts paid by the Funds to MUFG for such services for the periods indicated.
For the Fiscal Year Ended(1)	Paid for Administration Services			Paid for Fund Accounting Services
	GPM	GGM	GOF	GPM	GGM	GOF
2020	$106,477	$53,681	$140,307	$98,462	$58,430	$121,872
2019	$121,813	$58,674	$127,660	$109,537	$62,755	$113,449
2018	$129,726	$61,149	$116,697	$114,811	$64,612	$106,119
2017	$116,944	$57,403	$113,055	$105,177	$68,624	$103,416

___________________
(1)	The fiscal year end for GPM, GGM and GOF are December 31, May 31 and May 31, respectively.
PORTFOLIO MANAGERS
Other Accounts Managed by the Portfolio Managers of the Combined Fund

Other Accounts Managed by the Portfolio Managers of the Combined Fund
For the Combined Fund, as of May 31, 2020:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
B. Scott Minerd	12	63	130	0	39	13
	$25,039,674,689	$15,112,230,727	$157,982,999,073	$0	$10,342,452,743	$4,373,907,829
Anne B. Walsh	16	6	85	0	2	4
	$28,697,835,784	$2,889,837,013	$147,830,685,915	$0	$1,986,417,505	$270,724,800
Steven H. Brown	13	6	20	0	3	4
	$27,683,297,089	$2,889,837,013	$13,541,358,753	$0	$1,986,417,505	$270,724,800
Adam J. Bloch	19	6	20	0	3	4
	$27,841,351,068	$2,889,837,013	$13,541,358,753	$0	$1,986,417,505	$270,724,800
Perry Hollowell*	1	0	0	0	0	0
	$616,269,654	$0	$0	$0	$0	$0

* As of May 31, 2021.

Other Accounts Managed by the Portfolio Managers of GPM
For GPM, as of December 31, 2020:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Farhan Sharaff	25	0	0	0	0	0
	$2,522,522,186	$0	$0	$0	$0	$0
Qi Yan	8	0	0	0	0	0
	$924,311,826	$0	$0	$0	$0	$0
Daniel Cheeseman	1	0	0	0	0	0
	$518,154,771	$0	$0	$0	$0	$0
Perry Hollowell*	1	0	0	0	0	0
	$616,269,654	$0	$0	$0	$0	$0

* As of May 31, 2021.

Other Accounts Managed by the Portfolio Managers of GGM
For GGM, as of May 31, 2020:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
B. Scott Minerd	12	63	130	0	39	13
	$25,039,674,689	$15,112,230,727	$157,982,999,073	$0	$10,342,452,743	$4,373,907,829
Anne B. Walsh	16	6	85	0	2	4
	$28,697,835,784	$2,889,837,013	$147,830,685,915	$0	$1,986,417,505	$270,724,800
Kevin Gunderson	8	46	41	2	31	9
	$6,209,946,105	$11,929,413,902	$10,106,740,103	$346,563,173	$8,123,664,094	$4,103,183,029
Thomas Hauser	8	47	39	2	32	7
	$1,821,973,861	$11,967,490,984	$7,601,463,291	$346,563,173	$8,161,741,177	$1,597,906,217
Richard J. de Wet	4	2	13	0	0	0
	$648,051,238	$206,396,859	$3,474,454,044	$0	$0	$0

Information Regarding Potential Conflicts of Interest

Potential Conflicts Related to the Sale of Fund Shares.  The Adviser, its affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or the Adviser or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.
To the extent permitted by applicable law, the Adviser and its affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of the Adviser or its affiliates or amounts payable to the Adviser or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Adviser.
The following are descriptions of certain conflicts, financial or otherwise, that the Adviser and its employees may have in managing the Funds.  The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Adviser, its affiliates, or their respective clients.  To address these and other actual or potential conflicts, the Adviser and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Adviser’s fiduciary obligations and in accordance with applicable law.  However, there can be no guarantee that these policies and procedures will be successful in every instance.  In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Adviser’s affiliates and are not employees or clients of the Adviser. Additional information about potential conflicts of interest regarding the Adviser is set forth in the Adviser’s Form ADV.  A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Adviser and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships.  The Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm.  Guggenheim Partners and its affiliates, including the Adviser (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”).  These Other Business Activities create actual and potential conflicts of interest for the Adviser in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Adviser, its affiliates and their respective other clients, on the other hand.  The Adviser and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Adviser or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold.  At times, these activities may cause the Adviser and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund.  In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Adviser’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund.  Such activities could affect the prices and availability of the securities and instruments that a Fund holds or that the Adviser seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Fund.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable.  As a result, activities and dealings of the Adviser and its affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit the Adviser, its affiliates or other client accounts.
Adviser’s and its Affiliates’ Activities on Behalf of Other Clients.  The Adviser and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”).  Investors in such Other Clients include insurance companies affiliated with or related to the Adviser, as described below.  Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. There are no restrictions on the ability of the Adviser and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Funds.  This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds.  Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Adviser may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients.  In some cases, the Adviser or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Adviser on behalf of the Funds or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies.  Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions.  As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Adviser will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Adviser may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients.  These potential conflicts of interests between the Adviser’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.
Adviser Activities on Behalf of Affiliated or Related Accounts.   To the extent permitted by the 1940 Act and other laws, the Adviser, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Adviser, its related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Adviser’s ultimate parent company.  Sammons has relationships with the Adviser and various Guggenheim Entities.  In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”).  Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of Adviser and, accordingly, pay Adviser a substantial amount of annual fees for advisory services.  Sammons is the largest individual stakeholder of the Adviser and the largest individual source of annual advisory fees paid to the Adviser.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Adviser (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Adviser. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Adviser has invested or will invest on behalf of its clients or to which the Adviser has provided or will provide financing on behalf of its clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Adviser’s clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to the Adviser and its affiliates.   In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Adviser on behalf of its clients. The Adviser does not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Adviser in managing the Funds and could create an incentive for the Adviser to favor the interests of these companies over its clients. These incentives are more pronounced where the Adviser has multiple relationships with the client. For example, the Adviser has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Adviser clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Adviser.  The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Adviser on behalf of the Funds and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Adviser may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Adviser may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Adviser may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Adviser mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Adviser’s pecuniary or investment interests (or those of their respective employees or affiliates).  The Funds and the Adviser also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities.  As described above, the Adviser and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities.  The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Adviser may face potential conflicts of interest because the Adviser may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by the Adviser, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated.  When the Adviser believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Adviser have implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions.  If an investment opportunity would be appropriate for more than one client, the Adviser may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, the Adviser may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Adviser allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers.  With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

The application of relevant allocation factors may result in non-pro rata allocations, and particular client accounts (including client accounts in which the Adviser and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable.  All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Adviser deems appropriate to perform its duties in accordance with reasonable commercial standards and the Adviser’s duties.  However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest.  As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information.  By reason of Other Business Activities as well as services and advice provided to Other Clients, the Adviser and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments.  The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, the Adviser may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated.  As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments.  Fund assets are valued in accordance with the Funds’ valuation procedures.  The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of the Adviser (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques.  The Adviser plays a role in the valuation of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Adviser. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund.  As disclosed in the Funds’ Prospectus and SAI, the Adviser has agreed to waive certain fees associated with these investments. In other circumstances, the Adviser may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Adviser that will be compensated for such services.
Potential Conflicts Associated with the Adviser and its Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions.   The Adviser may, to the extent permitted under applicable law, effect client cross transactions where the Adviser causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed.  Cross transactions present an inherent conflict of interest because the Adviser represents the interests of both the selling account and the buying account in the same transaction, and the Adviser could seek to treat one party to the cross transaction more favorably than the other party.  The Adviser has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Adviser’s fiduciary duties and obligation to seek best execution and applicable rules.
Adviser and its Affiliates May Act in Multiple Commercial Capacities.  Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, the Adviser may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) the Adviser or one of its affiliates.  Such investments may include (i) investments that the Adviser or one of its affiliates originated, arranged or placed, (ii) investments in which the Adviser’s affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Adviser’s affiliate represented the buyer or seller); (iii) investments where the Adviser or its affiliates provided other services to a transaction participant or other third party, (iv) investments where the Adviser or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by the Adviser or its affiliates, investment funds or pools managed by the Adviser or its affiliates or assets or obligations managed by the Adviser or its affiliates. Commissions, fees, or other remuneration payable to the Adviser or its affiliates in these transactions may present a potential conflict in that the Adviser may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.
In some circumstances, and also subject to applicable law, the Adviser may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Adviser, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Adviser’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Adviser’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of the Adviser, or the Adviser’s advisory client is a lender or financing provider to the Adviser or its affiliates (including a parent), a potential conflict may exist as the Adviser may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Adviser’s affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Funds, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of Adviser but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties.  Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Fund.
To the extent permitted by applicable law, the Adviser and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Present and future activities of the Adviser and its affiliates (and the role and relationships of the Adviser’s personnel with other Guggenheim Entities), in addition to those described herein, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation.  As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager.  As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages.  These personal investments may create an incentive for a portfolio manager to favor such Fund(s) or fund(s) over other advisory clients, including other Funds.

Portfolio Manager Compensation Overview

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts. Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments. All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.
Securities Ownership of Portfolio Managers

Combined Fund, as of May 31, 2020:
Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	GPM	GGM	GOF
B. Scott Minerd	Over $100,000	None	None
Anne B. Walsh	Over $100,000	None	Over $100,000
Steven H. Brown	None	None	None
Adam J. Bloch	None	None	None
Perry Hollowell*	None	None	None
* As of May, 31, 2021.
U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a brief summary of U.S. federal income tax considerations generally applicable to the Acquiring Fund and the purchase, ownership and disposition of the Acquiring Fund’s Common Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its common shareholders (including common shareholders subject to special treatment under U.S. federal income tax law).
The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.
Taxation of the Fund
The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more

“qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in (i)(a) above.
As long as the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its common shareholders, provided that it distributes each taxable year at least 90% of the sum of (i) the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and other taxable income, other than any net capital gain (defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its common shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid federal income tax in the taxable year ending within the calendar year. While the Fund intends to distribute income and capital gain in order to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain, which consists of the excess of its net long-term capital gain over its net short-term capital loss) will be subject to tax at regular corporate rates without any deduction for distributions to common shareholders, and such distributions will be taxable to the common shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. As described below, such dividends, however, would be eligible (i) to be treated as “qualified dividend income” in the case of common shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate common shareholders, subject, in each case, to certain holding period and other requirements. To qualify again to be taxed as a RIC in a subsequent year, the Fund would generally be required to distribute to its common shareholders its earnings and profits attributable to non-RIC years. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.
The Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to common shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.
Certain securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a regulated investment company or avoid the 4% excise tax) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures. If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund will not be eligible to elect to “pass through” to common shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid by the Fund with respect to qualifying taxes.
Income from options on individual stocks written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.
Taxation of Common Shareholders
The Fund will either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 21%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its common shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its common shares by the amount of undistributed capital gain included in such common shareholder’s gross income net of the tax deemed paid by the shareholder under clause (ii).
Distributions paid to you by the Fund from its net capital gains, if any, that the Fund properly reports as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from net short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Special rules apply, however, to ordinary income dividends paid to individuals. For corporate taxpayers, both ordinary income dividends and capital gain dividends are taxed at a maximum rate of 21%. Capital gain dividends are not eligible for the dividends received deduction.
Properly reported ordinary income dividends received by corporate holders of common shares generally will be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividend income from U.S. corporations and certain holding period and other requirements are satisfied by both the Fund and the corporate shareholders. In the case of common shareholders who are individuals, properly reported ordinary income dividends that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. In addition, for dividends to be eligible for the dividends received deduction or for reduced rates applicable to individuals, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay dividends eligible for the dividends received deduction or for reduced rates applicable to individuals. Qualified dividend income eligible for these special rules is not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.
Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares (assuming the common shares are held as a capital asset). The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.
Common shareholders may be entitled to offset their capital gain dividends with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, common shareholders that have capital losses are urged to consult their tax advisers.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the common shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing common shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.
Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.
The sale or other disposition of common shares will generally result in capital gain or loss to you and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or other disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you recognize on a sale or other disposition of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.
Current U.S. federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income while long-term capital gain generally is taxed at a reduced maximum rate. The deductibility of capital losses is subject to limitations under the Code.
An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
A common shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any gain or income realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of common shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.
Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s common shares.
Dividends properly reported by the Fund are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.
In addition, withholding at a rate of 30% is required on dividends in respect of, and, after December 31, 2018, on gross proceeds from the sale of, common shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which common shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of common shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. common shareholders are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in our common shares.
The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to certain non-exempt common shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.
PORTFOLIO TRANSACTIONS
Subject to policies established by the Board, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Combined Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Combined Fund. The Combined Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Combined Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Combined Fund does not necessarily pay the lowest commission available.
Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Combined Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Combined Fund, and not all such information is used by the Adviser in connection with the Combined Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Combined Fund.
Although investment decisions for the Combined Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Combined Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Combined Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Combined Fund.
Information about the brokerage commissions paid by the Funds is set forth in the following tables:
For the Fiscal Year Ended(1)	Aggregate Brokerage Commissions
	GPM	GGM	GOF
2020	$250,321	$2,311	$44,886
2019	$290,273	$1,713	$32,327
2018	$323,914	$998	$47,327
2017	$334,534	$2,383	$27,545

___________________
(1)	The fiscal year end for GPM, GGM and GOF are December 31, May 31 and May 31, respectively.

During the fiscal year ended May 31, 2020, with respect to GGM and GOF and December 31, 2020, with respect to GPM, no Fund or its adviser, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker because of research services provided.] Each Fund paid no commissions to affiliated brokers during each Fund’s previous three fiscal years.
OTHER INFORMATION
Custody of Assets

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, as custodian (the “Custodian”). The Custodian is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
All securities that will be owned by the Combined Fund and all cash, including proceeds from the sale of securities in the Combined Fund’s investment portfolio, will be held by the Custodian. With respect to the Combined Fund, the Custodian will be responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. The Custodian will not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842, serves as transfer agent and registrar and serves as dividend disbursing agent and agent under the Fund’s Dividend Reinvestment Plan, with respect to each Fund’s common shares.
Code of Ethics

Each of the Funds and the Investment Adviser have adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov.
Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund’s securities to GPIM pursuant to GPIM’s proxy voting guidelines. Under these guidelines, GPIM will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of GPIM’s Proxy Voting Policy and Procedures is included as Appendix A to this Statement of Additional Information.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Ernst & Young LLP to be each Fund’s independent registered public accounting firm. Ernst & Young LLP is located at 1775 Tysons Boulevard, Tysons, VA 22102.
FINANCIAL STATEMENTS
The financial statements of GPM for the fiscal year ended December 31, 2020, are incorporated by reference herein to GPM’s annual report filed on Form N-CSR on March 5, 2021.
The financial statements of GGM for the six-month period ended November 30, 2020, are incorporated by reference herein to GGM’s semi-annual report filed on Form N-CSR on February 5, 2021.
The financial statements of GOF for the six-month period ended November 30, 2020, are incorporated by reference herein to GOF’s semi-annual report filed on Form N-CSR on February 5, 2021.

The financial statements of GGM for the fiscal year ended May 31, 2020, are incorporated by reference herein to GGM’s annual report filed on Form N-CSR on August 10, 2020.
The financial statements of GOF for the fiscal year ended May 31, 2020, are incorporated by reference herein to GOF’s annual report filed on Form N-CSR on August 10, 2020.
SUPPLEMENTAL FINANCIAL INFORMATION

The Mergers will not result in a material change to either Target Fund’s investment portfolio due to the investment restrictions of the Combined Fund. In particular, each security held by a Target Fund is eligible to be held by the Combined Fund.
There are no material differences between the accounting policies and valuation policies of each Target Fund and those of the Combined Fund.

APPENDIX A
PROXY VOTING POLICIES
FOR THE GUGGENHEIM-ADVISED FUNDS
GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
1. Policy Statement
Guggenheim Partners Investment Management, LLC (“GPIM”) generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 (“40 Act Funds”) and clients that are pension plans (“Plans”) subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:
•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities; and
•	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures.
Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term interests of its clients. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.
The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.
This policy covers only proxy voting.  It does not cover corporate actions, such as rights offerings, tender offers, and stock splits, or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO).  This policy also does not cover legal actions, such as bankruptcy proceedings or class action lawsuits.  Corporate and legal actions involve decisions about a security itself, rather than decisions about the governance of the security’s issuer.  As such, the investment team managing the client’s account will decide whether and how to respond to a corporate or legal action about which they are notified, with assistance from GPIM Compliance or Legal as needed.
1.1. Proxy Voting Advisory Committee
Guggenheim Investments (“GI”) has established the Proxy Voting Advisory Committee (“PVAC”) to oversee the proxy voting activities and policies and procedures of certain GI registered investment advisers, including GPIM. The PVAC comprises of representatives from Investment Management, Compliance, Risk, Operations and Legal.
The PVAC’s primary responsibility will be to seek to ensure that the GI Advisors, including GPIM, fulfill their fiduciary duties in voting proxies in the best interests of their clients, and has certain responsibilities including, but not limited to:

•	Oversee GPIM’s proxy voting policies and procedures and ensure that a review of GPIM’s proxy voting policies and procedures is conducted no less frequently than annually;
•
Determine how GPIM should vote proxies on behalf of clients in certain conflict situations and evaluate recommendations, proposals and issues that may not be covered by the proxy voting policies and procedures;

•	Review situations and documentation where Portfolio Managers/Investment Management has determined to override a voting recommendation contrary to the Guidelines; and
•	Oversee evaluation of GPIM’s third-party proxy advisory firm’s policies and procedures, due diligence and Guidelines on an annual basis.
The PVAC is authorized to meet two times annually and at such other times as the PVAC may deem necessary or appropriate under its authorities and responsibilities.  In general, the PVAC’s two regular meetings are to be held before and after proxy season.
2          Procedures
2.1. Overview
Guggenheim Partners Investment Management, LLC (“GPIM”) has adopted the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as GPIM’s proxy voting guidelines (“Guidelines”). GPIM has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At account inception, depending on the objective of the client account and the portfolio team managing, GPIM will assess the proxy voting guidelines in Appendix A to determine which Guidelines will be followed. GPIM reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually.
GPIM may override the Guidelines recommending a vote on a particular proposal if GPIM determines a different vote to be in the best interest of the client or if required to deviate under applicable rule, law or regulation. If a proposal is voted in a manner different than set forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations.
GPIM seeks to vote securities in the best interest of clients and will apply the Guidelines regardless whether the issuer, a third party, or both solicit GPIM’s vote.
In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines, attached as Appendix A hereto, as such Guidelines may be revised from time to time.  ISS will employ these Guidelines based on account set up instructions received from Operations.
2.2. GPIM Voting
GPIM typically will vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) GPIM has decided to vote some or all of the shares contrary to the Guidelines.
Proposals not Addressed by Guidelines: ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e. proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities).  Operations will forward such proposals to the investment team(s) responsible for the client account.  If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflicts of interest, GPIM will follow the procedure below.

Proposal to be Voted Contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the team(s) will notify Operations to override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflicts of interest, GPIM will follow the procedure below.
In either case, the investment team(s) responsible will document the rationale for voting the proposal in a particular manner. The PVAC will review instances of either scenarios.
2.3. Resolving Conflicts of Interest
GPIM may occasionally be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes.    Common examples of conflicts in the voting of proxies are: (a) GPIM or a GPIM affiliate provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of GPIM or its affiliate has a personal relationship with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee is a director or executive officer of the company. Senior members of the investment team responsible for voting the proxy, in consultation with GPIM Compliance, will decide whether a material conflict of interest exists.  If a material conflict of interest exists, the investment team will consult the PVAC to determine how to resolve the conflict consistent with the procedures below.
If the Guidelines do not address a proposal, or GPIM wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and GPIM has a material conflict of interest as to the vote, then GPIM may resolve the conflict in any of the following ways, as recommended by the PVAC:
•	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from Voting
•
Use another Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, GPIM may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict – Subject to any client imposed proxy voting policies, GPIM may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by the PVAC to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

2.4.       Special Situations (As Applicable)
2.4.1. Securities Subject to Lending Arrangements
For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM is usually unable to recall securities in order to vote proxies when a third party securities lending agent has arranged the loan of the client’s shares. If GPIM has arranged the loan, GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the PVAC’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
2.4.2. Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), GPIM will weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.
2.4.3. Share Blocking
In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”).  If the client has not indicated at account set-up whether it wants shares voted regardless of the potential for share blocking, then the portfolio manager retains the final authority to determine whether to vote the shares in the client’s account or to forego voting the shares.
2.4.4. Lack of Adequate Information, Untimely Receipt of Proxy or Excessive Costs
GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances.  Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines.  GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client.
2.4.5. Formation of a Group
If GPIM owns shares of a public company and enters into a written or oral agreement with one or more shareholders to vote its shares in line with such shareholder(s) or in line with company management recommendations, several issues arise.
First, if GPIM agrees to vote its shares at the direction of or in line with another member of the group, or in line with management, then GPIM must consider whether its vote is in the best long-term financial interests of its clients.  If it is not, then GPIM will have a conflict of interest that it must resolve using the procedures set out in Section 2.2.

Second, if GPIM holds an irrevocable proxy for the other members of the group, or has the right to designate director nominees for which the other group members must vote, GPIM will be viewed as the beneficial owner of all of the other members’ shares as well as its own shares.  This will affect the number of shares that GPIM must report on a Schedule 13D or 13G.
2.4.6 Fixed Income Securities
The issuers of fixed income securities generally do not solicit proxies.  If such an issuer were to solicit a proxy, GPIM would seek to apply these proxy voting procedures in determining how to vote the proxy.  If the subject of the proxy is not covered in ISS Standard Guidelines or any other third-party guidelines GPIM uses, and assuming that voting the proxy does not present GPIM with a material conflict of interest, GPIM may vote the proxy in a manner it believes is in its clients’ best long-term interests. If voting the proxy presents GPIM with a material conflict of interest, it will follow the conflict resolution procedures in this policy.
2.5. Undue Influence
If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to GPIM Compliance or Legal Departments.  A determination will then be made regarding this information, keeping in mind GPIM’s duty of loyalty and care to its clients.
2.6. Recordkeeping
GPIM is required to keep the following records:
•	a copy of this policy;
•	proxy statements received regarding client securities;
•	records of votes cast on behalf of clients;
•	records of how material conflicts were resolved;
•	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and
•	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).
The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.
GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
2.7. Disclosure
Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, GPIM Compliance Department will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, GPIM Compliance Department will provide a copy of this policy within a reasonable amount of time.
If approved by the client, this policy and any requested records may be provided electronically.
3.          APPENDIX A
ISS Standard Guidelines for the various relevant local markets, including the U.S., are available upon request. In addition, the Taft-Hartley Guidelines and the Socially Responsible Investor Guidelines are also available.

PART C: OTHER INFORMATION
ITEM 15. Indemnification

Reference is made to Article V, Sections 1 through 5, of the Registrant’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), a copy of which was filed as an exhibit to post-effective amendment no. 4 to the Registrant’s Registration Statement on Form N-2, filed on September 30, 2020, and which is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Amended and Restated By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Reference is made to Section 2.5, of the Registrant’s Eighth Amended and Restated By-Laws, a copy of which was filed as an exhibit to post-effective amendment no. 4 to the Registrant’s Registration Statement on Form N-2, filed on September 30, 2020, and which is incorporated herein by reference.
In accordance with Section 2 of Article V of the Declaration of Trust, the rights of indemnification provided by Article V of the Declaration of Trust shall not be exclusive of any other rights to which any Covered Person may be entitled. For the avoidance of doubt, to the extent the Trust enters into a written agreement with any Trustee to indemnify such Trustee, any indemnification of such Trustee by the Trust shall be governed by the terms of such written agreement, including with respect to determinations required, applicable presumptions and burden of proof with respect to such Trustee’s entitlement to indemnification and/or advancement of expenses.
ITEM 16. Exhibits

Exhibit No.	Description of Exhibit
(1)	Third Amended and Restated Declaration of Trust of Registrant dated August 27, 2020(5)
(2)	Eighth Amended and Restated By-Laws of the Registrant dated August 27, 2020(5)
(3)	Not applicable
(4)	Form of Agreement and Plan of Merger is filed as Exhibit B to the Combined Proxy Statement/Prospectus constituting Part A of the Registration Statement
(5)	Not applicable
(6)(a)	Investment Advisory Agreement between the Registrant and Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”)(1)
(b)	Investment Sub-Advisory Agreement among the Registrant, the Investment Adviser and Guggenheim Partners Investment Management, LLC (the “Sub-Adviser”)(1)
(7)	Not applicable
(8)	Not applicable
(9)(a)	Custodian Agreement between the Registrant and The Bank of New York Mellon(2)
(b)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon(2)
(10)	Not applicable
(11)	Opinion of Dechert LLP Regarding Legality of the Securities Being Registered*
(12)	Form of Tax Opinion of Dechert LLP*
(13)(a)(i)	Amended and Restated Committed Facility Agreement between Registrant and BNP Prime Brokerage, Inc. (“BNP Prime Brokerage”)(4)
(b)(i)	Amended and Restated Account Agreement between Registrant and BNP Prime Brokerage(4)

(c)(i)	Special Custody and Pledge Agreement among Registrant, BNP Prime Brokerage and The Bank of New York Mellon(1)
(d)(i)	Stock Transfer Agency Agreement(2)
(e)(i)	Administration Agreement(2)
(e)(ii)	Amendment to Administration Agreement(3)
(e)(iii)	Amendment to Administration Agreement(5)
(f)(i)	Fund Accounting Agreement(2)
(f)(ii)	Amendment to Fund Accounting Agreement(3)
(f)(iii)	Amendment to Fund Accounting Agreement(5)
(14)	Consent of the Independent Registered Public Accounting Firm*
(15)	Not applicable
(16)	Power of Attorney(6)
(17)(a)	Form of Proxy Card for Registrant(6)
(b)	Form of Proxy Card for Guggenheim Enhanced Equity Income Fund(6)
(c)	Form of Proxy Card for Guggenheim Credit Allocation Fund(6)

*	Filed herewith.
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on July 9, 2010 (File No. 333-168044).
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed on August 28, 2013 (File No. 333-190872).
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed on October 14, 2016 (File No. 333-213452).
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed March 22, 2019 (File No. 333-230474).
(5)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2, filed September 30, 2020 (File No. 333-230474).
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-14, filed April 30, 2021 (File No. 333-255687).
ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Mergers within a reasonably prompt time after receipt of such opinions.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois on the 21st day of June, 2021.
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
BY:   /s/ Brian E. Binder
Name:           Brian E. Binder
Title: President and Chief Executive Officer (Principal Executive Officer)

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
* Randall C. Barnes Trustee
/s/ Brian E. Binder
Brian E. Binder
President and Chief Executive Officer (Principal Executive Officer)

/s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer, Treasurer and Chief Accounting Officer (Principal Financial and Accounting Officer)

/s/ Amy J. Lee
Amy J. Lee
Trustee, Vice President and Chief Legal Officer

* Signed by Mark E. Mathiasen, pursuant to a power of attorney filed with the Registrant’s Registration Statement on From N-14 April 30, 2021 (File 333-255687).

/s/ Mark E. Mathiasen
Mark E. Mathiasen
Attorney-In-Fact

* Angela-Brock Kyle Trustee
* Thomas Lydon, Jr. Trustee
* Ronald A. Nyberg Trustee
* Sandra G. Sponem Trustee
* Ronald E. Toupin Jr. Trustee

EXHIBIT INDEX
Exhibit No.	Description of Exhibit
(11)	Opinion of Dechert LLP Regarding Legality of the Securities Being Registered
(12)	Form of Tax Opinion of Dechert LLP
(14)	Consent of the Independent Registered Public Accounting Firm